UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

TIMBERLINE RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)
(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

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TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Notice of Annual Meeting of Stockholders

To all Stockholders of Timberline Resources Corporation:

You are invited to attend the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Timberline Resources Corporation (the “Company”).  The Annual Meeting will be held at the [Place], [Date], and [Time].  The purposes of the meeting are:

1.

The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2009 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are nominees for election as Directors: Randal Hardy, John Swallow, Paul Dircksen, Vance Thornsberry, Eric Klepfer, Ron Guill and James Moore;

2.

Ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2008;

3.

Approval of the acquisition of Small Mine Development, LLC (the “SMD Purchase”), including the issuance of common stock as partial consideration;

4.

Approval of the issuance of up to 35,000,000 Common Shares of the Company at the discretion of the Board of Directors to further implement our business model by accommodating future growth and acquisition opportunities, including, but not limited to, the SMD Purchase, to finance the repurchase of the Timberline Resources Series A Preferred Shares, and for working capital requirements (the “Financing and Share Authorization”);

5.

Approval of an increase in the number of shares available under the Company’s Amended 2005 Equity Incentive Plan (the “Awards Increase”); and

6.

Any other business that may properly come before the meeting.

The Board of Directors has fixed [Record Date], as the record date for the Annual Meeting.  Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.  A list of stockholders as of [Record Date], will be available at the Annual Meeting for inspection by any stockholder.  Stockholders will need to register at the meeting to attend the meeting.  If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register to attend and vote.  You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Company stock as of [Record Date].  Please bring that documentation to the meeting.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

[Corporate Secretary Signature]

Randal Hardy

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

[Date]

TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Proxy Statement for Annual Meeting of Shareholders To Be Held [Date of Annual Meeting]

Unless the context requires otherwise, references in this statement to “Timberline Resources,” “Timberline,” the “Company,” “we,” “us” or “our” refer to Timberline Resources Corporation.

The Annual Meeting of Stockholders of Timberline Resources (the “Annual Meeting”) will be held on [Date], [Location], [Time].

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting.  The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s stock (Timberline Resources common stock will be referred to as the “Common Shares”) on or about [Date].

You are invited to attend the meeting at the above stated time and location.  If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors, FOR the ratification of the appointment of the Company’s independent registered public accounting firm, FOR the approval of the SMD Purchase, FOR the approval of the Financing and Share Authorization, and FOR the Awards Increase.

Our corporate bylaws define a quorum as a majority of the issued and outstanding voting stock present in person or by proxy.  The Company’s Articles of Incorporation do not allow cumulative voting for Directors.  The nominees who receive the most votes will be elected.  A majority of the shares present, whether in person or by proxy, is required to ratify the appointment of the Company’s independent registered public accounting firm, for the approval of the Financing and Share Authorization, the approval of the SMD Purchase and the approval of the Awards Increase.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business [Record Date], and are entitled to vote at the Annual Meeting.  This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Randal Hardy, President and Chief Executive Officer to the Company, and John Swallow, Executive Chairman to the Company, as your representatives at the Annual Meeting.  As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card.  With proxy voting, your shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed [Record Date], as the record date for the Annual Meeting.  Only holders of Timberline Resources voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of [Record Date], the Company had [Number of Shares] Common Shares issued and outstanding and [Number of Shares] shares of Convertible Preferred Stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.

The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2009 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are nominees for election as Directors: Randal Hardy, John Swallow, Paul Dircksen, Vance Thornsberry, Eric Klepfer, Ron Guill and James Moore;

2.

Ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2008;

3.

Approval of the acquisition of Small Mine Development, LLC (the “SMD Purchase”), including the issuance of common stock as partial consideration;

4.

Approval of the issuance of 35,000,000 Common Shares of the Company at the discretion of our Board of Directors to further implement our business model by accommodating future growth and acquisition opportunities, including, but not limited to, the SMD Purchase, to finance the repurchase of the Series A Preferred Shares, and for working capital requirements (the “Financing and Share Authorization”);

5.

Approval of an increase in the number of shares available under the Company’s Amended 2005 Equity Incentive Plan (the “Awards Increase”); and

6.

Any other business that may properly come before the meeting.

How many votes do I get?

Each Common Share is entitled to one vote.  Convertible Preferred Stock has voting rights equal to a Common Share on a one to one as converted basis.  No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board, FOR the ratification of the appointment of the Company’s independent registered public accounting firm, FOR the approval of the SMD Purchase, FOR the approval of the Financing and Share Authorization, and FOR the approval of the Awards Increase.

How do I vote?

You have several voting options. You may vote by:

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Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;

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Signing and faxing your proxy card to our Corporate Secretary for proxy voting at the number provided on the proxy card;

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Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting.  If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the shareholder’s prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of shareholders who share the same address.  If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send written request to our offices at the address below or call us at (208) 664-4859 to request another copy of the proxy materials.  Please note that each shareholder should receive a separate proxy card to vote the shares they own.

Send requests to:

Randal Hardy

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

Attention: Randal Hardy
Corporate Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting.  You may do this by:

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Signing another proxy with a later date and mailing it to the attention of: [Craig Crowell], Inspector of Elections, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814, so long as it is received prior to [Time], on [Date];

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Voting in person at the Annual Meeting; or

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Giving written notice to the Company’s Secretary, Randal Hardy, at the address given above, prior to [Time] and [Date].

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that a majority of the outstanding voting shares of the Company as of the record date must be present at the meeting.  Your shares will be counted as present at the Annual Meeting if you:

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Submit a properly executed proxy card (even if you do not provide voting instructions); or

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Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a majority of the votes cast at the meeting.  A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to approve the SMD Purchase?

The SMD Purchase will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to approve the Financing and Share Authorization?

The Financing and Share Authorization will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to approve the Awards Increase?

The Awards Increase will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares, otherwise your shares will not be voted at the meeting.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Where can I find the voting results of the meeting?

The Company will publish the final results in the Company’s Quarterly Report on Form 10-Q for the next quarter subsequent to the Annual Meeting, which will be filed with the Securities and Exchange Commission (SEC).  Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K if the shareholders elect new directors.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies.  In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement.  The Company will pay a reasonable fee in relation to these services.  Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2009 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s (2009) proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary, Randal Hardy, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, and received no later than [Date].  Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after [Date] will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

How can I obtain a copy of the 2007 Annual Report on Form 10-KSB?

The Company’s 2007 Annual Report on Form 10-KSB, including financial statements accompanies this proxy statement but is also available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns Common Shares or Convertible Preferred Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2007 Annual Report on Form 10-KSB as filed with the SEC, including the financial statements, but not including exhibits.

If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2007 Annual Report on Form 10-KSB should be mailed to:

Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814

Attention: Randal Hardy
Corporate Secretary

What materials accompany or are attached to this proxy statement?

In addition to the Company’s 10-KSB, the following materials accompany or are attached to this proxy statement:

APPENDIX A

Form Proxy Card;

APPENDIX B

Amended 2005 Equity Incentive Plan

APPENDIX C

Stock Purchase Agreement for Small Mine Development, LLC

APPENDIX D

Fairness Opinion of Jefferies & Company, Inc.

APPENDIX E

Historical Financial Statements of Small Mine Development, LLC

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current bylaws require the Board to have three or more persons, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board.  The current Board is composed of seven Directors.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms until their successors are elected and qualified at the next Annual Meeting.

Who is standing for election this year?

The Board of Directors has nominated the following seven, current Board Members for election at the 2008 Annual Meeting, to hold office until the 2009 Annual Meeting:

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John Swallow

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Randal Hardy

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Paul Dircksen

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Vance Thornsberry

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Eric Klepfer

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Ron Guill

–

James Moore

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current Directors and executive officers.  The term for each Director expires at our next Annual Meeting or until his or her successor is appointed and qualified.  The ages of the Directors and officers are shown as of December 31, 2007.

Name	Current Office	Principal Occupation	Director/Officer Since	Age
John Swallow	Executive Chairman	Executive Chairman, Director to Timberline Resources	September 22, 2006	41
Randal Hardy	Chief Executive Officer; Chief Financial Officer; Director	Chief Executive Officer; Chief Financial Officer; Director to Timberline Resources	August 27, 2007	46
Paul Dircksen	Vice President, Exploration; Director	Vice President, Exploration; Director to Timberline Resources	September 22, 2006	62
Vance Thornsberry*	Director	Consulting geologist	September 22, 2006	62
Eric Klepfer*	Director	Principal of Klepfer Mining Services	September 22, 2006	50
Ron Guill*	Director	Founder, General Manager of Small Mine Development, LLC	November 9, 2007	59
James Moore*	Director	Chief Financial Officer to Mines Management, Inc.	January 1, 2008	62

* Indicates that the director is “independent” in accordance with Rules 121 and 803A of the American Stock Exchange Company Guide.

The following is a description of the business background of the Directors and executive officers of Timberline Resources Corporation.

Randal Hardy – Chief Executive Officer, Chief Financial Officer & Director

Mr. Hardy (46) was appointed as our Chief Executive Officer, Chief Financial Officer and to our board of directors in 2007.  Prior to his appointment by us, since September 2006, Mr. Hardy was the President of HuntMountain Resources, a publicly held U.S.-based junior exploration company.  Prior to that, from August 2005, he was HuntMountain’s Vice President and Chief Financial Officer.  Previously, from 1997 to 2005, he held positions as President and CEO of Sunshine Minting, Inc. a privately held, precious metal custom minting and manufacturing firm.  Prior to his tenure at Sunshine Minting, Inc., Mr. Hardy has served as Treasurer of the NYSE-listed Sunshine Mining and Refining Company.  Mr. Hardy has a Business Administration degree from Boise State University and has attained certifications as a Certified Management Accountant and a Certified Cash Manager.  Mr. Hardy is currently a director of HuntMountain Resources.

John Swallow – Executive Chairman

Mr. Swallow (41) served as Timberline’s Chief Executive Officer from January 2006 through August 2007 and is largely responsible for enacting the Company’s current business plan.  From 1994 to 2005 Mr. Swallow founded and ran Coeur d’Alene Appraisals, Inc., a real estate appraisal firm.  He was formerly the President of Sterling Mining Corporation in 1998 and served on its board of directors until 2003.  He brings wide-ranging experience from within the local mineral exploration industry as well as extensive knowledge of the junior equity markets.  Mr. Swallow holds a B.S. in Finance from Arizona State University.

Paul Dircksen – Vice President, Exploration & Director

Mr. Dircksen (62) has over 35 years of experience in the mining and exploration industry, serving in executive, managerial, and technical roles at several companies.  He has been a director since 2005 and our Vice President of Exploration since May 1, 2006.  Working in the United States and internationally, he has a strong technical background, serving as a team member on approximately nine gold discoveries, seven of which later became operating mines.  From 2005 to 2006 he was self employed as a consulting geologist until joining Timberline Resources.  Mr. Dircksen was the president of Brett Resources in 2004.  In 2003 he was President of Bravo Venture Group, a junior exploration company.  During 2002 he was self employed as an independent mineral geologist.

Between 1987 and 2001, Mr. Dircksen was Senior Vice-President of Exploration for Orvana Minerals Corp.  He holds an M.S. in Geology from the University of Nevada.  Mr. Dircksen currently serves on the Board of Bravo Venture Group and is employed on a full-time basis by Timberline Resources.

Eric Klepfer - Director

Mr. Klepfer (50) has over 23 years of experience in the mining industry, serving in environmental, engineering and management positions at Placer Dome, Newmont Mining, Coeur d’Alene Mines, and Mines Management.  He has been a Director since January 2006.  Since 2003, he has been the President of Klepfer Mining Services.  From 2004 to 2007 he was the Vice President of Operations at Mines Management, Inc.  From 1995 to 2003, Mr. Klepfer was simultaneously the Director of Environmental Affairs for Coeur d’Alene Mines Corporation and the Vice President of Operations and Technical Services of its subsidiary Earthworks Technology, Inc.  He holds B.S. degrees in Mining Engineering and Engineering Administration from Michigan Technological University.

Ron Guill - Director

Mr. Guill (59) is the founder, owner, and general manager of Small Mine Development (“SMD”), one of the largest underground mine contractors in the United States.  He was appointed to the Board in 2007.  Mr. Guill founded and has been fully employed by SMD since 1982.  SMD now has more than 300 full-time employees working at six mine sites, serving world-class clients including Barrick Gold and Newmont Mining.  He has served as a trustee for the Northwest Mining Association which recognized him, and SMD, with their 2006 Platinum Award for Corporate Excellence. He holds a degree in Mining Engineering from the Mackay School of Mines at the University of Nevada.  Upon the closing of the acquisition of SMD as contemplated by this proxy statement, Mr. Guill has agreed to remain with SMD as President for at least four (4) years during which time he will continue to manage SMD.

Vance Thornsberry - Director

Mr. Thornsberry (62) has been a Director since 2006 and is a Registered Professional Geologist with over 35 years of experience in the mining and exploration industry.  From January 2005 until December 2007 Mr. Thornsberry served as a consulting geologist and Vice-President of Exploration for TSX-listed Northland Resources.  Mr. Thornsberry currently works as a consulting geologist.  He held senior positions with Inspiration Development Company in the 1970s and 1980s, and has since worked as a consulting geologist for over fifteen mining companies worldwide.  From 1997 through 2004, Mr. Thornsberry consulted for a variety of exploration companies, including Golden Queen Mining Company, Beartooth Mining Company, Thunder Mountain LLC and Romarco Minerals.  He holds a B.S. in Geology from the University of Missouri.

James Moore – Director

Mr. Moore (62) has been a Director since 2008, and since 2004 has been Chief Financial Officer of Mines Management, Inc.  Mr. Moore has over 30 years of senior level experience in financial management with the mining sector. Prior to joining Mines Management, from 2002 to 2004, Mr. Moore was an independent mining consultant for Idaho General Mining Inc. From 1997 through 2003 he was the Vice President of Business Development for RAHCO International, Inc., a heavy mining equipment designer and manufacturer in Spokane, Washington. Prior to that time Mr. Moore was employed by Barrick Gold Corporation in Santiago, Chile as Vice President and Chief Financial Officer for its Latin American division. Other experience include service as Division Controller Mobil Oil, Energy Minerals Division, and Operations Controller for United Nuclear Corporation. Mr. Moore attended Stanford University and graduated from University of Utah with a B.S. in accounting.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.  To our knowledge, there is no arrangement or understanding  between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

CORPORATE GOVERNANCE

Board of Directors Structure

The Company’s current bylaws require the Board to have three or more persons, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board.  The current Board is composed of seven Directors.

Director Independence

We have seven directors as of January 1, 2008, including four independent directors, as follows:

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Eric Klepfer

–

Vance Thornsberry

–

James Moore

–

Ron Guill

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Rules 121 and 803A of the American Stock Exchange Company Guide.

Upon the closing of the SMD Purchase as contemplated by this proxy statement, Ron Guill will no longer be considered independent.  We will adjust our Board accordingly to maintain compliance with the independence requirements of the American Stock Exchange Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the fiscal year ending September 30, 2007, the Board held one (1) meeting of the Board.  None of the incumbent Directors attended fewer than 75% of the board meetings.  Going forward, we intend to hold Board meetings on a quarterly basis in compliance with the American Stock Exchange rules.

Board members are not required to attend the annual meeting.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Randal Hardy, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.  The Company’s Secretary will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.  The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Board Committees

Our Board of Directors has established three board committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The information below sets out the current members of each of Timberline Resources’s board committees and the advisory board and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

We have a standing audit committee and audit committee charter, which complies with Rule 10A-3 of the Securites Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of the American Stock Exchange (“AMEX”). Our audit committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. Our audit committee is comprised of three (3) directors all of whom, in the opinion of the Company’s Board of Directors are independent (in accordance with Rule 10A-3 and the requirements of the AMEX): Eric Klepfer, Vance Thornsberry and James Moore. James Moore satisfies the requirement of a “financial expert” as defined under Item

401(e) of Regulation S-B and is, in the opinion of the Company’s Board of Directors, “independent” as that term is used in Rules 121 and 803A of the AMEX Company Guide and rule 10A-3 (b) (i) of the Exchange Act.

Our audit committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our audit committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our audit committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our audit committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the audit committee. Our audit committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended September 30, 2007, the Audit Committee functions were handled by the full Board of Directors, because the Audit Committee had not yet been composed.  A copy of the Audit Committee charter can be obtained by requesting a copy from the Corporate Secretary, Randal Hardy, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  The Committee has three (3) members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the AMEX. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2007 financial statements, the Committee reviewed the 2007 audited financial statements, which appear in the 2007 Annual Report to Shareholders, with management and the Company’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended September 30, 2007. The Committee and the Board have also recommended the selection of  DeCoria, Maichel and Teague P.S. as independent auditors for the Company for the fiscal year 2008.

Submitted by the Audit Committee Members

–

Eric Klepfer

–

Vance Thornsberry

–

James Moore

Compensation Committee

We have a Compensation Committee comprised of three (3) directors all of whom, in the opinion of the Company’s Board of Directors, are independent (under Rules 121 and 803A of the AMEX Company Guide): Eric Klepfer, Vance Thornsberry and Ron Guill.  We have a Compensation Committee charter that complies with the requirements of the AMEX.  Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation. In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options.

During the fiscal year ended September 30, 2007, the Compensation Committee functions were handled by the full Board of Directors, because the Compensation Committee had not been composed. A copy of the Compensation Committee charter may be obtained by requesting a copy from the Corporate Secretary, Randal Hardy, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.

Upon the closing of the SMD Purchase as contemplated by this proxy statement, Ron Guill will no longer be considered independent.  We will adjust our Compensation Committee accordingly to maintain compliance with the independence requirements of the American Stock Exchange Company Guide.

Corporate Governance and Nominating Committee

We have a Corporate Governance and Nominating Committee comprised of 3 directors all of whom, in the opinion of the Company’s Board of Directors, are independent (under Rules 121 and 803A of the AMEX Company Guide): Eric Klepfer, Ron Guill and James Moore.  We have a Nominating Committee charter that complies with the requirements of the AMEX.  Upon the closing of the SMD Purchase as contemplated by this proxy statement, Ron Guill will no longer be considered independent.  We will adjust our Corporate Governance and Nominating Committee accordingly to maintain compliance with the independence requirements of the American Stock Exchange Company Guide.

Our Corporate Governance Committee is responsible for developing our approach to corporate governance issues.The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has not set formal criteria necessary for the consideration of a candidate, but the Committee does assess the nominee’s independence, as well as considers his or her experience, areas of expertise, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board at that time.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board.  The Committee does not have a set policy for whether or how shareholders are to recommend nominees for consideration by the Board.  No shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance and Nominating Committee and were recommended by the Company’s current Board.

During the fiscal year ended September 30, 2007, the Corporate Governance and Nominating Committee functions were handled by the full Board, because the Corporate Governance and Nominating Committee had not yet been composed.  A copy of the Corporate Governance and Nominating Committee charter may be obtained by requesting a copy from the Corporate Secretary, Randal Hardy, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.

EXECUTIVE COMPENSATION

The following summary compensation tables set forth information concerning the annual and long-term compensation for services in all capacities to the Company for the year ended September 30, 2007 of those persons who were, at September 30, 2007 (i) the chief executive officer (Randal Hardy) and (ii) the other most highly compensated executive officers of the Company, whose annual base salary and bonus compensation was in excess of $100,000 (John Swallow – Executive Chairman, Paul Dircksen—Vice President of Timberline, Doug Kettle---President of Kettle Drilling, Inc. (“Kettle”), Dave Deeds---CEO of Kettle, and William Higgins – Vice President of Kettle):

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards Vested ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Swallow, Executive Chairman, Former CEO	2007	144,750	0	0	0	0	0	0	144,750
Randal Hardy, Chief Executive Officer and Chief Financial Officer	2007	13,500	0	37,000 (1)	0	0	0	0	50,500
Paul Dircksen, Vice President	2007	162,000	0	0	130,000 (2)	0	0	0	292,000
Doug Kettle, President of Kettle	2007	162,000	71,311	1,310 (3)	0	0	0	0	234,621
Dave Deeds, CEO of Kettle	2007	162,000	71,311	1,310 (3)	0	0	0	0	234,621
William Higgins, VP of Kettle	2007	112,295	0	1,310 (3)	0	0	0	0	113,605
(1) A signing bonus of 10,000 shares of common stock (2) 250,000 stock options vested (3) 400 shares of common stock awarded

Executive Compensation Agreements and Summary of Executive Compensation

Report on Executive Compensation

During the year ended September 30, 2007, the Company’s Board and the Company’s Compensation Committee, once appointed, was responsible for establishing a compensation policy and administering the compensation programs of our executive officers.

The amount of compensation paid by the Company to each of our officers and the terms of those persons’ employment is determined by the Compensation Committee. The Compensation Committee evaluates past performance and considers future incentive and retention in considering the appropriate compensation for the Company’s officers.  The Company believes that the compensation paid to the Company’s directors and officers is fair to the Company.

Our Compensation Committee believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

Executive Compensation Agreements-

Swallow Employment Agreement

As of May 1, 2006, John Swallow, entered into a three year employment agreement. Pursuant to the terms of this agreement, he will function as and perform the customary duties of Chief Executive Officer and Chairman of the Company’s Board of Directors. His original compensation under the employment agreement was $90,000, but was later increased to $162,000 in 2007 to match the salaries of Paul Dircksen, Doug Kettle and David Deeds.  In addition to this annual salary, his compensation includes fringe benefits including payment of medical and dental insurance coverage premiums of up to $12,000 per year.  The agreement permits the issuance of a signing bonus of our common stock, automobile benefits (encompassing a Company truck), performance benefits and incentives. Under the agreement, Mr. Swallow is permitted to engage in other business activities.

Hardy Employment Agreement

In connection with his appointment, Mr. Hardy entered into an employment agreement with us, effective August 27, 2007.  A brief description of the material terms of this agreement are as follows:  the term is three years, with a provision for mutually agreed upon annual renewals thereafter. It can be terminated by us for cause (without notice), without cause (with three months’ notice) or upon a takeover, acquisition or change in control.  Mr. Hardy is to act as both Chief Executive and Financial Officer until such time as a new Chief Financial Officer is appointed. Thereafter, he will remain as Chief Executive Officer during the term of his employment.  His compensation includes: an annual salary of $162,000, payment or reimbursement of up to $12,000 per year of premiums for health insurance coverage for him and his family, and reimbursement of Mr. Hardy’s personal automobile related expenses.  In addition to salary and fringe benefits, Mr. Hardy shall be entitled to receive performance bonuses and other incentive compensation as authorized by the Board of Directors.  The issuance of 10,000 shares of our restricted common stock as a “signing bonus”, and the grant of incentive stock options to purchase 200,000 shares of our restricted common stock (at the closing stock price on the effective date of the agreement, August 27, 2007) pursuant to our Amended 2005 Stock Incentive Plan.

Dircksen Employment Agreement

Mr. Dircksen entered into a three year employment with us, effective May 1, 2006, to become our Vice President of Exploration.  Pursuant to the terms of this agreement, he will function as and perform the customary duties of Vice President of Exploration and a member of the Company’s Board. His compensation includes an annual salary of $162,000, fringe benefits including payment of medical and dental insurance coverage premiums of up to $12,000 per year, automobile benefits (encompassing a Company truck) and performance benefits and incentives. Regarding the performance benefits and incentives, the agreement called for the issuance of 50,000 shares of our common stock as a signing bonus, and the issuance of 500,000 incentive stock options with an exercise price of $.75 per share. Mr. Dircksen is permitted to engage in other business activities.

Prior to May 1, 2006, he had a consulting arrangement with us to provide services related to geologic evaluation and marketing of the Company’s mineral properties.  Under this arrangement, he received payment of $400 per day or $50 per hour.

Kettle Employment Agreement

As of March 3, 2006, Doug Kettle and Kettle Drilling, Inc. (“Kettle”), our wholly owned subsidiary, entered into a three year employment agreement. See Exhibit 10.18 which incorporates by reference Exhibit 10.23 of our Form 8K filed in connection with the acquisition of Kettle on March 10, 2006. Pursuant to the terms of this agreement, Doug Kettle will function as and perform the customary duties of president and a member of the board of directors of Kettle.  His compensation includes an annual salary of $162,000, fringe benefits including payment of medical and dental insurance coverage premiums of up to $12,000 per year, automobile benefits (encompassing two vehicles), a $1,500 per month non-accountable expense allowance and a revenue-based bonus of 2% of gross revenues exceeding $4,800,000 annually and a net income-based bonus of 5% of net income (before income taxes and depreciation expense) exceeding $760,000 annually.  In addition, he is entitled to an acquisition-based bonus of the greater of 5% of total assets or 5% of gross revenue of any drilling company acquired during the term of the agreement.  Mr. Kettle will not be required to devote more than 15 to 20 hours per week to the business affairs of

Kettle.  If we repurchase the Series A Preferred Stock as contemplated below (which is contingent on us raising sufficient funds to complete the SMD acquisition—see “Certain Relationships and Related Transactions”), this employment agreement will be terminated.

Deeds Employment Agreement

As of March 3, 2006, David Deeds and Kettle, our wholly owned subsidiary, entered into a three year employment agreement. Pursuant to the terms of this agreement, David Deeds will function as and perform the customary duties of president and a member of the board of directors of Kettle.  His compensation includes an annual salary of $162,000, fringe benefits including payment of medical and dental insurance coverage premiums of up to $12,000 per year, automobile benefits (encompassing two vehicles), a $1,500 per month non-accountable expense allowance and a revenue-based bonus of 2% of gross revenues exceeding $4,800,000 annually and a net income-based bonus of 5% of net income (before income taxes and depreciation expense) exceeding $760,000 annually.  In addition, he is entitled to an acquisition-based bonus of the greater of 5% of total assets or 5% of gross revenue of any drilling company acquired during the term of the.  Mr. Deeds will not be required to devote more than 15 to 20 hours per week to the business affairs of Kettle.  If we repurchase the Series A Preferred Stock as contemplated below (which is contingent on us raising sufficient funds to complete the SMD acquisition—see “Certain Relationships and Related Transactions”), this employment agreement will be terminated.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth the stock options granted to our named executive officers as of September 30, 2007. No stock appreciation rights were awarded.

Option Awards						Stock Awards
Name (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Securities Unearned Shares, Units or Other Rights That have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested ($)
Randal Hardy	0	200,000	0	$3.70	8/27/2012	0	$0.00	0	$0.00
Paul Dircksen	83,334	249,999	0	$0.75	3/14/2011	0	$0.00	0	$0.00
(1) John Swallow, Doug Kettle and David Deeds have no option awards or stock awards and therefore have been omitted from the table.

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.

Kettle, our wholly owned subsidiary, does maintain a Supplemental Executive Retirement Plan, which is funded by insurance and covers several of its executive officers, including Paul Dircksen, Douglas Kettle and David Deeds.

DIRECTOR COMPENSATION

The following table sets forth the stock options granted to our directors during the fiscal year ended September 30, 2007.  Compensation to directors that are also executive officers is detailed above and is not included on this table.

Name	Fees Earned or Paid in Cash ($)($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Eric Klepfer	0	0	3,467	(1)	0	0	0	3,467
(1) A vested option to purchase 8,334 shares was granted to this director on August 15, 2006 with an exercise price of $0.75 per share and an expiration date of August 14, 2011.

Compensation of Directors

Directors receive no monetary compensation for their work for the Company.  Directors are granted non-qualified stock options as compensation.  Certain Directors have held consulting agreements with the Company, as described above, but these agreements covered work that was in addition to their role as Director of the Company.

OTHER GOVERNANCE MATTERS

Code of Ethics

We have adopted a corporate code of ethics administered by our Chief Executive Officer, Randal Hardy. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our code of ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

–

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

–

Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

–

Compliance with applicable governmental laws, rules and regulations; and

–

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

–

Accountability for adherence to the code.

Our code of ethics is available on our web site at www.timberline-resources.com.  A copy of the Code of Ethics will be provided to any person without charge upon written request to the Company at its executive offices: Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.  We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Ethics during the year ended September 30, 2007, or during the subsequent period from October 1, 2007 through the date of this proxy statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors, and persons who beneficially own more than 10% of the Company’s common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a)

forms that they file. Based solely upon information provided to us by individual officers, directors and 10% Stockholders, we believe that all of these filing requirements were satisfied by our officers, directors, and 10% Stockholders in the fiscal year ended September 30, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of September 30, 2007, regarding the ownership of our common stock by:

–

each named executive officer, each director and all of our directors and executive officers as a group; and

–

each person who is known by us to own more than 5% of our shares of common stock

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 25,646,830 shares of common stock outstanding as of December 18, 2007.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following September 30, 2007 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

DIRECTORS AND EXECUTIVE OFFICERS

Name and Address of Beneficial Owner	Number of Shares of Common Stock/Common Shares Underlying Options or Warrants Beneficially Owned	Percentage of Common Shares
Randal Hardy(b)(5) Chief Executive Officer; Chief Financial Officer; Director	55,000 / 102,500	*
John Swallow(b)(4) Executive Chairman	3,058,849 / 320,834	13.01%
Paul Dircksen(b)(3) Vice President, Exploration; Director	505,691 / 158,335	2.57%
Vance Thornsberry(a)(1) Director	100,000 / 66,667	*
Eric Klepfer(a)(2) Director	50,000 / 25,001	*
Ron Guill Director	1,000
James Moore Director	1,000
Douglas Kettle(c)(6)	3,600,400	12.31%
David Deeds(c)(7)	1,100,400	4.11%
Total Directors and Executive Officers as a group ( 9 persons)	8,472,340 / 673,337	51.89%

5% Stockholders
Praetorian Capital Management LLC (8) 119 Washington Ave., Ste 600 Miami Beach, FL 33139	4,189,500/675,000	18.48%

*

less than 1%.

**

The percentages listed for each shareholder are based on 25,646,830 shares outstanding as of December 18, 2007 and assume the exercise by that shareholder only of his or its entire option or warrant or convertible preferred shares, exercisable within 60 days of December 21, 2007.

(a)

Director only

(b)

Officer and Director

(c)

Officer and Director of our wholly owned subsidiary, Kettle Drilling, Inc., and an advisor to our Board of Directors.

 (1)

An option to purchase 50,000 shares was granted to this shareholder on February 7, 2005 with an exercise price of $0.56 per share and an expiration date of February 7, 2010.  A vested option to purchase 16,667 was granted to this shareholder on Oct. 24, 2007 with an exercise price of $3.40 per share and an expiration date of October 24, 2012.

(2)

A vested option to purchase 8,334 shares was granted to this shareholder on August 15, 2006 with an exercise price of $0.75 per share and an expiration date of August 14, 2011.  A vested option to purchase 16,667 was granted to this shareholder on Oct. 24, 2007 with an exercise price of $3.40 per share and an expiration date of October 24, 2012.

(3)

A vested option to purchase 125,001 shares at $.75 per share was granted to this shareholder on May 1, 2006 which expire on May 1, 2011. A vested option to purchase 33,334 was granted to this shareholder on Oct. 24, 2007 with an exercise price of $3.40 per share and an expiration date of October 24, 2012.

(4)

2,733,849 of the shares are held in the name of Cougar Valley LLC, an entity controlled by Mr. Swallow, our Executive Chairman of the Board of Directors, and 275,000 are held in the name of J. Swallow Roth IRA. 62,500 warrants granting the right, but not the obligation, to purchase 62,500 shares were issued to J. Swallow Roth IRA on March 13, 2006 with an exercise price of $1.00 per share. The warrants expire on January 31, 2008. This shareholder purchased 50,000 units in the Company’s private placement on November 21, 2006 consisting of 50,000 shares of common stock and 25,000 warrants. Each warrant grants the holder the right to purchase an additional share at $1.00 per share until December 31, 2008. A vested option to purchase 283,334 was granted to this shareholder on Oct. 24, 2007 with an exercise price of $3.40 per share and an expiration date of October 24, 2012.

(5)

A vested option to purchase 100,000 was granted to this shareholder on Oct. 24, 2007 with an exercise price of $3.40 per share and an expiration date of October 24, 2012.  This shareholder purchased 5,000 units in the Company’s private placement on October 11, 2007 consisting of 5,000 shares of common stock and 2,500 warrants. Each warrant grants the holder the right to purchase an additional share at $3.50 per share until October 11, 2009.

(6)

Includes 400 shares of common stock and 3,600,000 of Convertible Preferred Shares which have with voting rights equal to shares of common stock on a one for one basis. These preferred shares are generally convertible into common stock at the rate on one share of common stock for one share of preferred stock subject to certain exceptions and adjustments including anti-dilution provisions.

(7)

Includes 400 shares of common stock and 1,100,000 of Convertible Preferred Shares which have with voting rights equal to shares of common stock on a one for one basis. The Convertible Preferred shares are held in the name of David L. Deeds and Margaret Deeds, husband and wife. The preferred shares are generally convertible into common stock at the rate on one share of common stock for one share of preferred stock subject to certain exceptions and adjustments including anti-dilution provisions.

(8)

This shareholder purchased 3,350,000 units in the Company’s private placement on November 21, 2006 consisting of 3,350,000 shares of common stock and 1,675,000 warrants. Each warrant grants the holder the right to purchase an additional share of stock at $1.00 per share.  1,150,000 warrants have been exercised with 525,000 remaining.  This shareholder also purchased 300,000 units in the Company’s private placement on September 30, 2007 consisting of 300,000 shares of common stock and 150,000 warrants. Each warrant grants the holder the right to purchase an additional share of stock at $3.50 per share.  All of these warrants remain outstanding.  This shareholder also purchased 64,500 shares on the open market.

It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable transactions with related parties, including named security holders, during the two years ended September 30, 2007 and 2006 are as follows.

Except as indicated herein, no officer, Director, promoter, or affiliate of Timberline has or proposes to have any direct or indirect material interest in any asset acquired or proposed to be acquired by Timberline through security holdings, contracts, options, or otherwise.  In cases where we have entered into such related party transactions, we have believed that we have negotiated consideration or compensation that would have been reasonable if the party or parties were not affiliated or related.

On March 1, 2006, the Company entered into a loan agreement with John Swallow wherein it borrowed from Mr. Swallow $400,000, repayable at 9% interest on an interest only basis.  Monthly payments were $3,000, beginning on April 1, 2006.  The term of the loan was from March 1, 2006 to March 1, 2007.  These funds were borrowed to partially finance the May 6, 2006 acquisition of Kettle as our wholly-owned subsidiary.  This loan was subsequently repaid in full during fiscal year 2007.

In each case, management believes that the terms and conditions of the loans from Mr. Swallow or entities that he controls are under similar terms and conditions that would be available to the Company from an unrelated third party, if such loans were actually available from an unrelated third party.

On March 6, 2006, Timberline Resources Corporation completed the acquisition of all of the outstanding capital stock of Kettle, a privately held, Idaho corporation owned by Douglas Kettle (75%) and David Deeds (25%) (the “Sellers”) for a purchase price of $2,800,000 (comprised of a cash payment of $2,400,000 and two promissory notes in the total principal amount of $400,000 issued to the Sellers, hereinafter referred to as the as the “Seller’s Notes”) and 5,000,000 shares of convertible preferred stock (with certain registration and redemption rights) (the “Acquisition”). The Company, on December 19, 2005, had acquired the option to make this acquisition in consideration of the issuance of 100,000 shares of its common stock to the Sellers which also have registration rights attached to them. In connection with the Acquisition, as of February 23, 2006, the parties entered into a Stock Purchase and Sale Agreement (the “Stock Purchase and Sale Agreement”) a copy of which was attached as an exhibit to and the subject of the Company’s Current Report on Form 8-K filed on March 1, 2006 (the “March 1, 2006 8-K”).  The March 1, 2006 Form 8-K is incorporated by reference hereto and made a part hereof.

The Acquisition was completed with the issuance of the Series A convertible preferred stock (the “Preferred Stock”) to Mr. Kettle and Mr. Deeds (the “Kettle Shareholders”) on March 6, 2006.  The relative rights, preferences, privileges and restrictions granted to or imposed upon the Preferred Stock and the holders include: preferred dividend equal to $0.032 per share; cumulative after December 31, 2006; participating on a pro rata basis in any declared common stock dividend on an “as converted to common stock basis”; voting rights equal to the shares of common stock on an as converted basis; liquidation rights, subject to certain event adjustments, of $0.55 per share; a formula for automatic conversion to common stock upon the occurrence of certain triggering events, currently determined to be at the rate of one share of common for one share of preferred, subject to anti-dilution protection and other possible adjustments; automatic redemption triggering provisions requiring the Registrant to purchase the Preferred Stock back from the holders at the liquidation price per share plus any accumulated dividend (the “Preferred Stock Redemption Price”); any Preferred Stock shares that have been converted to common stock  are to be purchased back (redeemed) at a per share price determined by calculating  trading price over a four calendar period immediately prior to the redemption (the “Common Share Purchase Price”); the right to have Kettle Drilling spun-off to the Kettle Shareholders in the event that Registrant cannot pay the Preferred Stock Redemption Purchase Price and/or the Common Share Purchase Price; and certain preemptive rights regarding new securities the Registrant may offer to third parties.

The conversion price adjustments for the Preferred Stock are summarized as follows:

1) If the Registrant issues any Additional Stock (the definition and the exceptions to this are listed below) for a consideration per share less than the current conversion price in effect immediately prior to the issuance of such Additional Stock, then the conversion price will be reduced to the price per share at which such Additional Stock was issued.  However, no adjustments will be made for less than $0.01 per share.

2) In the case of the issuance of common stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board.

3) In the case of the issuance of options or warrants to purchase common stock (other than pursuant to the exceptions to Additional Stock listed below), the aggregate maximum number of shares of common stock deliverable upon exercise of such options or warrants are deemed to have been issued at the time such options or warrants were issued and for a consideration equal to the consideration, if any, received by the Registrant upon the issuance of such options or warrants, plus the minimum exercise price provided in such options or warrants.

“Additional Stock” shall mean any shares of common stock issued (or deemed to have been issued after the date of issuance of the Preferred Stock) by the Registrant other than:

(A)

common stock issued pursuant to stock splits or stock dividends; or

(B)

up to 297,500 shares of common stock issued or issuable to employees, directors or consultants of the Registrant for the purpose of an incentive or under any warrant, stock option, stock purchase or similar plan approved by the Board of Directors; or

(C)

common stock issued or issuable upon conversion of the shares of Preferred Stock.

The conversion price also adjusts for stock splits, reclassifications, stock dividends, reverse splits, and similar events.

As of March 3, 2006, the Registrant, the Sellers (individually and collectively) and certain of the Registrant’s shareholders (individually and collectively) entered into a voting trust agreement that assures the appointment of the Kettle shareholders as advisory directors of the Registrant’s Board of Directors and as directors of the Board of Directors of Kettle. Specifically, pursuant to the terms of this agreement, John Swallow was appointed as attorney and voting trustee of the shareholders solely for the purposes of: (a) attending any and all meetings of stockholders of the Registrant and (b) solely with respect to the election of directors of the Registrant at any such meeting, to vote all of the shares of common stock of the shareholders, and each of them, for the election of the Sellers (or his or their respective designees, if they or either of them are unable or unwilling to serve) as advisory directors of the Registrant. Similarly, pursuant to the terms of this voting trust agreement, David Deeds was appointed as attorney and voting trustee of the Sellers solely for the purposes of: (a) attending any and all meetings of stockholders of Kettle; (b) with respect to the election of directors of Kettle at such meeting, to vote all of the shares of common stock of the Registrant for the election of the Sellers (or his or their respective designees, if they or either of them are unable or unwilling to serve) as a directors Kettle, in the same manner and with the same effect as if the Registrant  were personally present; and (c) with respect to any other matter submitted to the stockholders of Kettle for approval or consent, including the election of other persons. The voting trust agreement shall terminate at the earlier of ten years or when the Sellers do not own any shares of Preferred Stock, or, in the event that all of the Preferred Shares have been converted into the Registrant’s common stock, when the Sellers own less than 10% of their initial number of the Registrant’s common stock after conversion of all the Preferred Stock.

Funds for the $2,400,000 cash payment of the purchase price derive from three sources: $400,000 from the above mentioned March 1, 2006 loan from the Company’s former Chief Executive Officer; $200,000 from a February 2006 exercise of warrants by Cougar Valley LLC, an entity controlled by Mr. Swallow; and the balance from the proceeds of a “best efforts” Private Placement Offering of shares of common stock and warrants to purchase additional shares of common stock which the Company closed on May 19, 2006. A total of $3,074,438 was raised in this private offering. Offering proceeds that were not applied to the Acquisition have been earmarked for working capital.

Kettle, formerly a closely-held company, provides drilling services to the mining and mineral exploration industries across North America and worldwide.  Kettle recorded over $5 million in revenues for year ended September 30, 2006 and has been profitable every year since its inception in 1996. Included in the Acquisition, are all of Kettle’s assets and liabilities, including existing contracts and account’s receivable and payable.

The aforementioned Seller’s Promissory Notes included in the Acquisition purchase price, which was entered into as of March 3, 2006, are summarized as follows:

Kettle Loan

•

lender:  Douglas Kettle

•

principal: $300,000

•

annual interest rate:  prime plus three percent

•

payment:  lump sum of interest and principal

•

due date:  September 1, 2006 (there is no prepayment penalty)

Deeds Loan

•

lender: David Deeds

•

principal: $100,000

•

annual interest rate:  prime plus three percent

•

payment: lump sum of interest and principal

•

due date:  September 1, 2006 (there is no prepayment penalty)

The loans from Douglas Kettle and David Deeds were subsequently repaid in full prior to fiscal year ending September 30, 2007.

The aforementioned 5,000,000 shares of convertible preferred stock issued as part of the Acquisition purchase price were issued as follows: 1,250,000 shares to David Deeds and Margaret Deeds, husband and wife, and 3,750,000 shares to Doug Kettle.

Finally, in connection with the Acquisition, Messrs Kettle and Deeds entered into three year employment agreements with our wholly owned subsidiary, Kettle Drilling, Inc. See “Executive Compensation” above.

During the year ended September 30, 2006, we incurred $32,010.50 for consulting services including services provided by former directors and/or officers.  The following table details to whom and amounts paid for consulting services during the year ended September 30, 2006:

2006
Stephen Goss***	22,000.00
Tom Gurkowski**	$10,010.50
Bill Hoyt *	$—
Total	$32,010.50
* Former Director ** Former Officer *** Former Director and Officer

In December 2006, we completed a private placement of our securities wherein we raised gross proceeds of $2,730,000. John Swallow (former CEO and Chairman of the Board), Paul Dircksen (Vice President and Director) and Michael P. Wilson (former CFO) participated in this private placement, each purchasing 50,000 units for $32,500. The 50,000 units contained 50,000 shares of common stock and 25,000 warrants to purchase 25,000 shares of common stock at $1.00 per share.

On December 5, 2007, we announced that we had signed a non-binding Letter of Intent to acquire Small Mine Development, LLC, one of the largest underground mine contractors in the United States.  Ron Guill, a Director to Timberline, is the founder, owner and general manager of SMD.  On February 27, 2008, we announced that we had signed a Stock Purchase Agreement (Appendix C) with Mr. Guill to acquire all of the outstanding membership interests of SMD.  See Proposal 3 for terms of the SMD Purchase.

On March 10, 2008, we entered into an agreement (the “Kettle Agreement”) with Douglas Kettle and David and Margaret Deeds providing for (i) severance arrangements relating to the resignation of Messrs. Kettle and Deeds, the President and CEO, respectively, of our subsidiary Kettle; and (ii) the repurchase by the Company of all of the Preferred Stock of Mr. Kettle and Mr. and Mrs. Deeds.

Under the terms of the Agreement, we will pay $10.0 million in aggregate to repurchase the 4,700,000 shares of Preferred Stock held by Mr. Kettle and Mr. and Mrs. Deeds.  Additionally, in connection with the resignations, we will pay each of Mr. Kettle and Mr. Deeds a cash severance amount of $600,000 at the time of their resignation, an additional cash severance of $300,000 paid out over installments during 2008, as well as the balance of their 2007 bonuses ($135,822 each).  We will also transfer certain personal property to Mr. Kettle and Mr. Deeds.

The terms in the Kettle Agreement related to the severance arrangements and the repurchase of the Preferred Stock of Mr. Kettle and Mr. and Mrs. Deeds is contingent upon our ability to raise sufficient funds to complete our previously announced proposed acquisition of SMD.

Equity Compensation Plans

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	3,303,333 (2)		0 (2)
Equity compensation plans not approved by security holders
TOTAL	3,303,333 (2)		0 (2)

(1)

In February 2005, our Board adopted the 2005 Equity Incentive Plan which was approved by shareholders on September 23, 2005.  This plan authorizes the granting of up to 750,000 non-qualified 10 year stock options to Officers, Directors and consultants. In August 2006, the Board adopted the Amended 2005 Equity Incentive Plan which was approved by shareholders on September 22, 2006. This amended plan increases the number of non-qualified 10 year stock options that are authorized to be issued to Officers, Directors and consultants to 2,750,000.

(2)

The current number of securities to be issued upon exercise of outstanding options exceeds the authorized shares to be issued under the Amended 2005 Equity Incentive Plan which was approved by shareholders on September 22, 2006.  1,059,588 options are vested as of December 18, 2007 and the remaining options vest over the next 3 years.  The company is seeking an increase in the number of authorized shares available under the Amended 2005 Equity Incentive Plan in this proxy statement (see Proposal 5).  If the requested increase in the number of authorized shares is not approved, only 2,750,000 options will vest and may be exercised.

As to the options granted to date, there were none exercised during the year ended September 30, 2006.  For the year ended September 30, 2007, 409,167 options were exercised.

PROPOSAL 2 — RATIFICATION OF
THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected DeCoria, Maichel & Teague P.S. to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending September 30, 2008.

This proposal seeks shareholder ratification of the appointment of DeCoria, Maichel & Teague P.S..

Will a representative of DeCoria, Maichel & Teague P.S. be present at the Annual Meeting?

The Company does not expect that a representative of DeCoria, Maichel & Teague P.S. will be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

_____________________________________________

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DeCoria, Maichel & Teague P.S. was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended September 30, 2007.

Our financial statements have been audited by DeCoria, Maichel & Teague P.S., independent registered public accounting firm, for the years ended September 30, 2007 and 2006.  Williams & Webster P.S.  was the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2005.

The following table sets forth information regarding the amount billed to us by our independent auditor, DeCoria, Maichel & Teague P.S. for our two fiscal years ended September 30, 2007 and 2006, respectively:

	Years Ended September 30
	2007	2006
Audit Fees	$116,768	$76,357
Audit Related Fees	$6,643	$0
Tax Fees	$0	$5,000
All Other Fees	$0	$0
Total	$123,411	$81,357

Audit Fees

Consists of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consists of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

Our audit committee approves all services provided by our independent accountant.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

PROPOSAL 3 – APPROVAL OF THE SMD PURCHASE

You are being asked to approve the purchase of SMD, including the issuance of 4,672,897 Common Shares as partial consideration for the acquisition.

This summary of the purchase and the principal terms of the Stock Purchase Agreement, dated February 23, 2008, (the “Purchase Agreement”) by and among Timberline Resources and Ron Guill, sole owner of SMD, is subject to, and qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached as Appendix C, and the more comprehensive discussion found beginning on page 29 of these materials.

Pursuant to our Articles of Incorporation and applicable state law, and limited only by the number of shares authorized for issuance under our Articles of Incorporation, our Board has the power, without submitting the matter to shareholder vote or approval, to issue shares of the Company, from time to time, for any consideration the Board deems appropriate.  However, under Idaho law, if we enter into a series of integrated transactions where the number of securities issued will comprise more than 20% of the voting power of the shares of the Company that were outstanding immediately before the transactions and if some of the securities will be issued for consideration other than cash, then we are required to seek shareholder approval for the transaction or related transactions.  The shares anticipated to be issued in the SMD Purchase and the securities anticipated to be issued in the Financing trigger this shareholder approval requirement under Idaho law.

The transaction in this proposal is related to Proposal 4 (and consequently needs shareholder approval) because a condition to closing the SMD Purchase is that Timberline Resources will have obtained satisfactory financing needed in order to consummate the SMD Purchase and fund the working capital requirements of SMD.  In Proposal 4, we are asking for shareholder approval of discretion for our Board to issue up to 35 million Common Shares including Common Shares issuable upon exercise or conversion of equity or debt securities for general corporate purposes, including, but not limited to, the SMD Purchase.

Additionally, we are in the process of applying for a listing on the American Stock Exchange and therefore need to comply with the rules contained in the American Stock Exchange Company Guide.  Sections 712 and 713 of the American Stock Exchange Company Guide require shareholder approval of any transaction, other than a “public offering,” involving the sale, issuance, or potential issuance by an American Stock Exchange-listed company of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, even though shareholder approval is not otherwise required pursuant to applicable state or federal law.  Under section 712 of the American Stock Exchange Company Guide, a series of closely related transactions may be regarded as one transaction for the purpose of this policy.  Because the closing of the SMD Purchase is conditioned on obtaining adequate financing, this proposal will not be of effect unless both this proposal and Proposal 4 are passed.  Consequently, this proposal and Proposal 4 are linked.  Accordingly, we require shareholder approval of this proposal (in addition to the approval of Proposal 4) to be in compliance with the rules of the American Stock Exchange.

This proposal is asking you to approve the issuance of 4,672,897 Common Shares to Ron Guill as partial consideration of the SMD Purchase.  The closing of the SMD Purchase is contingent on receiving satisfactory financing in order to consummate the SMD Purchase and fund the working capital requirements of SMD and receiving proper shareholder approval of the Financing in Proposal 4 in addition to obtaining approval of the SMD Purchase.  We cannot complete the SMD Purchase if both this proposal and Proposal 4 are not passed.

If you vote FOR both Proposals 3 and 4, you are authorizing us to issue up to 39,672,897 Common Shares (4,672,897 Common Shares under this proposal to be issued to the owner of SMD as partial consideration for the SMD Purchase, and up to 35 million Common Shares to be issued at the discretion of the Board under Proposal 4).

This proxy does not constitute an offer of any securities of the Company for sale.  Any securities to be issued in the SMD Purchase and sold in the private sale of the Company’s securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933.

SUMMARY

Description of Purchase: (see page 30)	Timberline Resources, an Idaho corporation, desires to buy all of the outstanding membership interests of SMD, a limited liability company incorporated in Idaho.
Principal Business: (see page 29)	SMD is an underground mine development and production contractor specializing in hardrock underground mining in the western United States.
Purchase Price: (see page 30)

$80 million consisting of $45 million in cash at closing, 4,672,897 Common Shares of Timberline Resources (valued at $15 million based on $3.21 per share, the average closing price for the 30 day period prior to the date of signing the Purchase Agreement), and deferred cash payments totaling $20 million, payable in equal, annual installments over four years on the anniversary of closing.

Employment Agreement with Ron Guill: (see page 32)	Timberline Resources anticipates entering into an employment agreement with Ron Guill, the sole owner of SMD, upon closing.
Conditions: (see page 33)

The Purchase Agreement is subject to closing conditions including:

–

no law or governmental order will have been enacted or deemed applicable so as to prohibit the closing;

–

obtaining required consents from applicable third parties; and

–

Timberline Resources will have obtained satisfactory financing needed in order to consummate the SMD Purchase and fund the working capital requirements of SMD.  See Proposal 4 for more details on the proposed Financing and Share Authorization.  We need to raise no less than net proceeds of $45 million in order to close the SMD Purchase.

Termination of Purchase Agreement: (see page 33)

The Purchase Agreement may be terminated prior to the closing on certain grounds including:

–

by mutual written consent of the parties;

–

upon a material breach of a representation, warranty or agreement contained in the Purchase Agreement;

–

a law or governmental order is enacted or deemed applicable to the transaction that prohibits the closing;

–

by Timberline Resources, if we are not able to obtain satisfactory financing needed in order to consummate the Purchase and fund the working capital requirements of SMD; and

–

if you do not approve the acquisition of SMD as set forth in this proposal or the issuance of additional shares necessary to raise the financing for the SMD Purchase under Proposal 4.

Appraisal Rights: (see page 34)	You have no appraisal rights relating to the SMD Purchase.
Required Vote: (see page 32)

The SMD Purchase will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

TRANSACTION INFORMATION

Small Mine Development, LLC

Description of Business

Founded in 1982, SMD is an underground mine development and production contractor specializing in hardrock mining in the western United States. SMD offers comprehensive mining services, including planning, drilling, development and extraction, and mine shut down at the end of production. Development activities include planning and construction of portals, ramps, raises, shops and shotcrete.  SMD also offers definition drilling in support of ongoing operations and production stoping.  It offers technical services including engineering, grade control, and surveying.

Contact Information

The principal executive office of SMD is located at 967 E. Park Center Blvd., PMB 396, Boise, Idaho 83706.  SMD’s telephone number is (208) 338-8880.  SMD’s website is located at http://www.undergroundmining.com.

Timberline Resources

Description of Business

Timberline Resources Corporation has taken the complementary businesses of mine development, contract mining, drilling and mineral exploration and combined them into a unique, forward-thinking investment vehicle.  The Timberline business model provides investors exposure to both the “picks and shovels” and “blue sky” aspects of the mining industry, offering the opportunity to participate in the surging markets for precious and base metal mining without the degree of risk inherent to mine operation and/or sole reliance on speculative early-stage drill-plays.  Following the closing of its proposed acquisition of SMD, we believe Timberline will be poised to become North America’s premier vertically-integrated emerging resource company.

We are in the process of acquiring a growing and consistently profitable company in SMD, one of the largest mine contractors in the United States.  Since acquiring our drilling subsidiaries two years ago, our U.S. operations have quadrupled to 16 active rigs while our Mexican operations have evolved from a start-up venture to 7 active rigs, with our primary focus on underground jobs at current and future mine sites for some of the world’s largest mining companies.  Our exploration division has spring drill plans for our district-scale gold projects at Conglomerate Mesa and Butte Highlands, while we seek partners to advance East Camp Douglas and Snowstorm.  We continue to pursue growth opportunities, building upon our in-house capabilities to explore, permit, drill, develop, and mine.

In February 2008, we signed a definitive Purchase Agreement to acquire SMD.  In the agreement, we agreed to pay a total purchase price of $80 million, consisting of $45 million in cash at closing, $15 million in Timberline Common Shares (valued at $3.21 per share, the average closing price for the 30 day period prior to the date of signing the Purchase Agreement), and $20 million paid in $5 million increments over four years.  Ron Guill, the founder and owner of SMD and a Timberline Director, has agreed to continue to lead SMD for at least the next four years.

In 2007, SMD had revenues of $101.4 million.  Over its last five fiscal years, SMD has generated EBITDA of 22 to 24-percent of revenue on consistent double-digit revenue growth.  SMD was founded in 1982 and has more than 300 employees working at six mine sites.  SMD has added two new contracts since Timberline Resources publicly announced its intent to acquire SMD in December 2007 and is actively evaluating and bidding on additional contracts in the western United States.

The SMD acquisition is expected to roughly quadruple our revenue and provide us with the “critical mass” to be a significant player in the North American mining services industry.  We anticipate that with more than $150 million in total annualized revenue, predictable earnings, a strong balance sheet, and an American Stock Exchange listing (which we are currently in the process of applying for—see our goals and objectives for 2008 below), our market position will be similar to an emerging, profitable, mid-tier gold producer, but with significantly more exploration upside and far fewer potential operational liabilities.  It is our opinion that we will be an attractive candidate for investment among resource and commodity focused funds.

The SMD acquisition will add underground mine development and operation, along with other production-related skills, to our in-house capabilities at Timberline.  Furthermore, we believe that the SMD purchase will position us well for additional acquisitions and organic growth, especially in the exploration sector.

Our drilling subsidiaries, Kettle and World Wide Exploration, S.A. de C.V. (“World Wide”), provide underground and surface drilling services to mining and mineral exploration companies throughout North America, combining state of the art equipment, world-class expertise, and a good safety record.  We specialize in underground drilling in support of active mining operations and development projects.  Working primarily with well-established companies, our business is less cyclical than that of competitors that focus strictly on surface drilling at early-stage exploration sites, where supplies, infrastructure, and funding are less predictable.

In our 2007 fiscal year, our drilling operations reported gross revenues of $19.23 million, a 210-percent increase over 2006.  Looking ahead to the 2008 fiscal year, we anticipate consistent profitability from our drilling operations on revenues of approximately $30 million as our primary focus shifts from aggressive growth to cost reduction and increased profitability.  With commodity prices strong and the drilling business correspondingly robust, we expect improved performance from our drilling subsidiaries going forward.

Our exploration division is led by industry veteran Paul Dircksen, an accomplished geologist who has contributed to several major discoveries, many of which became producing mines.  In 2007, we greatly enhanced our exploration portfolio with the addition of potentially world-class projects at Conglomerate Mesa and Santa Rosa, along with the more advanced-stage Butte Highlands project.  However, as in 2006, our exploration efforts were clearly secondary as we focused on the expansion of our service operations.

We remain committed to providing “blue sky” exploration to our investors, and will be significantly more active on our projects in 2008.  Our near-term exploration plans include drilling at Conglomerate Mesa and Butte Highlands, and possibly at some of our Walker Lane gold properties.  We continue to pursue joint-venture possibilities for our East Camp Douglas and Snowstorm properties.

Our goals and objectives for 2008 include:

-

Complete the listing process and begin trading on the American Stock Exchange (AMEX).

-

Close the acquisition of SMD and related financings to fund future growth.

-

Achieve substantially increased profitability to further our business model.

-

Complete exploration and drilling programs at several project sites.

-

Increase our exploration activity with reduced financial risk through increased use of strategic partnerships with larger mining and exploration companies.

-

Continue evaluating additional merger and acquisition opportunities in both mining services and mineral exploration.

Contact Information

Our principal executive office is located at 101 East Lakeside Avenue, Coeur d’ Alene, Idaho 83814.  Our telephone number is (208) 664-4859.  Kettle maintains its administrative office at 2775 Howard Street, Suite 2, Coeur d’Alene, Idaho 83815.  Kettle’s telephone number is (208) 665-7211.

TERMS OF THE SMD PURCHASE

Brief Description of the Purchase

Timberline Resources desires to acquire all of the outstanding membership interests of SMD, an underground mine development and production contractor specializing in hardrock mining in the western United States.  If the transaction is approved and we acquire all of the outstanding membership interests in SMD, SMD would become a wholly-owned subsidiary of Timberline Resources.  Ron Guill, the sole owner of SMD, currently sits on our Board and will enter into an employment agreement and retain title as President of SMD to help guide the direction of SMD going forward.

Consideration Offered to Mr. Guill

Under the terms of the Purchase Agreement, we will pay Mr. Guill consideration totaling $80 million, consisting of:

•

$45 million in cash payable at closing;

•

4,672,897 Common Shares of Timberline Resources with a total value of $15 million (valued at $3.21 per share, based on the average closing price for the 30 day period prior to February 23, 2008, the date of signing of the Purchase Agreement),  payable at closing; and

•

deferred cash payments totaling $20 million, payable as follows:

o

deferred cash payments of $5 million a year, paid on the first, second, and third anniversary of the closing; and

o

a final deferred cash payment of $5 million payable on the fourth anniversary of closing, that is subject to reduction based on expenses paid out.

We have agreed that the $20 million in deferred cash payments will be secured by a proportionate amount of the membership interests we are acquiring in SMD.

As part of the consideration, Mr. Guill will cause an amount of working capital equal to the debt of SMD to remain with SMD at closing.  All working capital of SMD in excess of this amount will be paid out to Mr. Guill.

Description of Timberline Common Shares

Timberline is authorized to issue 100,000,000 Common Shares.  As of March 28, 2008, there are 27,279,903 Common Shares issued and outstanding. Each record holder of a Common Share is entitled to one vote for each share held on all matters properly submitted to the stockholders for their vote. Cumulative voting for the election of directors is not permitted by our Articles of Incorporation.

Holders of outstanding Common Shares are entitled to such dividends as may be declared from time to time by the Board out of legally available funds. Furthermore, in the event of liquidation, dissolution or winding up of the affairs of Timberline Resources, holders of Common Shares are entitled to receive, ratably, the net assets of Timberline Resources available to stockholders after distribution is made to the preferred stockholders, if any, who are given preferred rights upon liquidation. Holders of outstanding Common Shares have no preemptive, conversion or redemptive rights. All of the issued and outstanding Common Shares are, and all un-issued shares when offered and sold will be duly authorized, validly issued, fully paid, and non-assessable.  To the extent that our additional Common Shares are issued, the relative interests of then existing stockholders may be diluted.

We have not paid any cash dividend to date, and we have no intention of paying any cash dividends on our Common Shares in the foreseeable future. The declaration and payment of dividends is subject to the discretion of our Board and to certain limitations imposed under the Idaho Business Corporations Act. The timing, amount and form of dividends, if any, will depend on, among other things, our results of operation, financial condition, cash requirements and other factors deemed relevant by our Board.

Reasons for Engaging in the Purchase

SMD is an underground mining development company with approximately $100 million in annual revenues.  The purchase of SMD is expected to quadruple our revenue, and with Kettle, provide us with the critical mass to be a significant player in the North American mining services industry.

Further, we believe that the combination of Timberline Resources and SMD will result in greater long-term growth opportunities for us and our shareholders.  SMD’s full range of mining services are a perfect match for the strategic direction of Timberline Resources, allowing our shareholders the opportunity for exposure to both our “blue sky” exploration potential and SMD’s expertise in underground mining development.  We believe SMD’s over 25 years of mining experience, combined with our drilling subsidiaries and the exploration potential of Timberline’s property portfolio result in a more diversified company with greater growth potential.

Post-Closing Liquidity Outlook

Assuming the Financings are completed (see Proposal 4) for net proceeds of $45 million and the $10 million SMD credit facility is retained, we believe that we will have sufficient capital resources to continue operations for the next 24 months and will not be required to seek additional capital through debt or equity financings in the foreseeable future.  However, while the Financings will provide sufficient capital resources to continue operations, we would be required to limit certain capital expenditures, including, but not limited to, exploration activities on our properties and expenditures related to our pursuit of potential acquisitions, strategic investments and other growth or business opportunities.  As of April 1, 2008, no amounts were outstanding under the SMD credit facility.

Our future cash requirements will depend on several factors, including, but not limited to, the level of revenues generated from Kettle Drilling and SMD and the extent to which we use cash to finance  acquisitions, strategic investments and other growth or business opportunities.  Although no acquisitions or major strategic investments are currently planned, unanticipated expenses, poor financial results or unanticipated opportunities requiring financial commitments could give rise to additional capital requirements and accelerate our need for financing.  In addition, we do not currently anticipate any expenditures outside the ordinary course of business in pursuing the market strategies of our current business plan, as described in this proxy statement and our annual report on Form 10-KSB. If we raise additional capital through the issuance of equity or convertible debt securities, the percentage ownership of our current shareholders would be diluted, and these securities might have rights, preferences or privileges senior to those of our common stock.  If we raise additional capital through the issuance of debt securities, the terms of the securities may place restrictions on us, which may limit our operating and financing flexibility.  These terms may include terms such as, but not limited to, collateral guarantees, limitations on future indebtedness or limitation on dividends.  See “Risk Factors Relating to the SMD Acquisition and Proposed Financings”.

Additional financing may not be available on terms acceptable to us, or at all. If adequate financing is not available or is not available on acceptable terms, our ability to fund our business plan, take advantage of growth or business opportunities, develop or enhance services or products or otherwise respond to competitive pressures would be significantly limited, and we might need to significantly restrict our operations.

Interested Parties

Mr. Guill, who is selling all of his membership interests in SMD to us, is a member of the Board of Timberline Resources.  Mr. Guill has recused himself from all discussions, deliberations, meetings and actions of, with or by, the Board with respect to the transactions contemplated by the Purchase Agreement.

Vote Required for Approval of the Purchase

The SMD Purchase will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

Please note that a returned signed proxy card without an indication of how shares should be voted will be voted FOR the approval of this proposal.

Difference in Rights of Timberline Resources Shareholders as a Result of the SMD Purchase

There would be no change in your rights as a shareholder of Timberline Resources as a result of the SMD Purchase.

Accounting Treatment of the Purchase

The SMD Purchase will be accounted for using the purchase method of accounting.

Employment Agreement with Mr. Guill

In conjunction with the SMD Purchase, we will enter into an employment agreement with Mr. Guill.  There have been initial discussions regarding Mr. Guill’s employment agreement, but the terms have not yet been determined.  He has agreed to remain with SMD as President for at least four (4) years during which time he will continue to manage SMD and will receive the remainder of the purchase price.  Mr. Guill continues to serve on the Board of

Directors of Timberline Resources, and, as a result of the equity portion of the purchase price, will be a major shareholder with a vested interest in the long-term success of Timberline and SMD.

Financing Needed for the SMD Purchase

We need to obtain satisfactory financing in order to consummate the transactions contemplated by the Purchase Agreement and to fund the working capital requirements of SMD after closing.  In addition to approving the SMD Purchase, you are being asked to approve the issuance of securities, a portion of which will be issued to fund the SMD Purchase, although there can be no assurance that we will complete the financing on terms favorable to us, or at all.  See Proposal 4 of this proxy statement for details on the proposed Financing and Share Authorization.  We need to raise no less than net proceeds of $45 million in order to close the SMD Purchase.  Unless this proposal and Proposal 4 are approved, we will not be able to complete the SMD Purchase.

Conditions to Closing

The obligations of Timberline Resources and SMD relating to the SMD Purchase are subject to certain customary closing conditions, including the following:

•

the representations and warranties of Mr. Guill and SMD set forth in the Purchase Agreement shall be true and correct in all material respects as of the closing;

•

the parties shall have complied with all of the agreements contained in the Purchase Agreement in all material respects;

•

any consents required for the transaction have been obtained and be in full force and effect;

•

no law or governmental order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by the Purchase Agreement by any governmental entity that prohibits the closing;

•

delivery of any agreements, certificates, instruments and other documents that the party is obligated to deliver under the Purchase Agreement;

•

Timberline obtaining satisfactory financing needed to consummate the SMD Purchase and fund the working capital requirements of SMD after close (see Proposal 4 for more information regarding the proposed Financing and Share Authorization—we need to raise no less than net proceeds of $45 million in order to close the SMD Purchase); and

•

obtaining the proper approval from our shareholders for issuance of the Common Shares and the financing arrangements as part of the consideration for the SMD Purchase.

Termination of Purchase Agreement

The Purchase Agreement may be terminated prior to the closing on certain grounds, including the following:

•

by the mutual written consent of Timberline Resources and Mr. Guill;

•

upon a material breach of a representation, warranty or agreement contained in the Purchase Agreement;

•

a law or governmental order is enacted or deemed applicable to the transaction by a governmental entity that prohibits the closing;

•

the transactions contemplated by the Purchase Agreement will not have been consummated by the closing date, provided that the transactions are not being prevented because the terminating party has failed to comply with its obligations under the Purchase Agreement;

•

the occurrence of certain material adverse effects after the signing of the Purchase Agreement;

•

certain conditions to closing have become impossible to satisfy;

•

by Timberline Resources, if we are not able to obtain satisfactory financing needed in order to consummate the Purchase and fund the working capital requirements of SMD; and

•

if our shareholders do not approve the issuance of our Common shares in connection with the SMD Purchase or the financing arrangements contemplated as part of the Purchase Agreement.

Appraisal Rights

You have no appraisal rights in connection with the SMD Purchase transaction.

RISK FACTORS RELATING TO THE SMD ACQUISITION AND PROPOSED FINANCINGS

You should carefully consider the risks and uncertainties described below and other information in this proxy statement before deciding whether to approve the proposals herein.

Although Timberline expects that the acquisition will result in benefits to the combined company, the combined company may not realize those benefits because of various challenges.

While Timberline believes that the acquisition will:

•

aid in the expansion and diversification of the combined companies’ business;

•

increase the competitive strengths of the combined companies; and

•

increase the ability to raise capital on more favorable terms;

we cannot assure you that any or all of these results will be achieved. Moreover, Timberline’s ability to realize the anticipated benefits of the acquisition will depend, in part, upon the following:

•

the ability of Timberline to successfully integrate SMD’s business, employees and processes with those of Timberline;

•

how efficiently the combined company’s officers can manage its operations;

•

the amount of charges associated with the purchase accounting for the acquisition;

•

economic conditions affecting both the general economy and the mining industry in particular;

•

the actual closing date of the acquisition;

•

potential loss of key employees; and

•

the diversion of management’s attention from ongoing business concerns.

Some of these factors are also outside the control of either company. One or more of these factors could result in increased operating costs, lower revenues, lower earnings or losses or negative cash flows, any of which could reduce the price of Timberline’s stock, harming your investment.

If the proposed acquisition is not consummated, Timberline will have incurred substantial costs that may adversely affect Timberline’s financial results and operations and the market price of Timberline’s Common Shares.

Timberline has incurred and will incur substantial costs in connection with the proposed acquisition. These costs are primarily associated with the fees of attorneys, accountants and Timberline’s financial advisor. In addition, Timberline has diverted significant management resources in an effort to complete the acquisition. If the acquisition is not completed, Timberline will have incurred significant costs, including the diversion of management resources, for which it will have received little or no benefit.

In addition, if the acquisition is not consummated, Timberline may experience negative reactions from the financial markets and Timberline’s employees. Each of these factors may adversely affect the trading price of Timberline Common Shares and/or its financial results and operations.

The historical financial statements of SMD contained in the proxy statement are not audited as it was impracticable to do so prior to the distribution of the proxy statement, and may be adversely adjusted in connection with the audit.

The SMD historical financial statements for the years ended December 31, 2006 and 2007 are unaudited as it was impracticable to have such financial statements audited prior to the distribution of this proxy statement.  As a result, SMD financial statements may be subject to adjustments at the time of the completion of the audit which may result in material differences from the financial statements presented in this proxy statement, which could adversely impact our financial condition and trading price of Timberline Common Shares.

Timberline may raise funds for the completion of the SMD acquisition, in addition to other purposes described in this proxy statement,  through the issuance of Common Shares, debt instruments or other securities convertible into Common Shares and such financings may result in the dilution of present and prospective shareholdings and decrease the price of Timberline’s Common Shares..

In order to finance the SMD acquisition and provide funds for other purposes described in Proposal 4, Timberline may raise funds through the issuance of Common Shares or the issuance of debt instruments or other securities convertible into Common Shares.  Except as described in Proposal 4, Timberline cannot predict the terms of the future issuances of Common Shares or the issuances of debt instruments or other securities convertible into Common Shares or the effect, if any, that future issuances and sales of Timberline’s securities will have on the market price of its Common Shares. Any transaction involving the issuance of previously authorized but unissued Common Shares, or securities convertible into Common Shares, would result in dilution, possibly substantial, to present and prospective security holders and may have a depressive effect on the market price for Timberline’s Common Shares.

The issuance of Common Shares or securities convertible into Common Shares may allow someone to exert substantial influence over shareholder voting.

If a significant amount of securities issued in the proposed Financings were acquired by one person or entity, then that person or entity would be able to exert substantial influence over or actually control the outcome of subsequent shareholder votes.

The proposed financings may include notes that may place restrictions on Timberline, and the incurrence of such debt may limit its operating and financial flexibility.

If the proposed financings include notes, the notes may impose material operating and financial restrictions on us.  Some of those restrictions could, among other things, limit our ability to:

•

incur additional indebtedness;

•

pay dividends, redeem subordinated indebtedness or make other restricted payments;

•

enter into transactions with affiliates;

•

create or incur liens;

•

transfer or sell assets;

•

incur dividend or other payment restrictions affecting certain subsidiaries; and

•

consummate a merger, consolidation or sale of all or substantially all of our assets.

These restrictions could limit Timberline’s ability to obtain debt financing, complete acquisitions for cash or debt, make certain investments or react to changes in our operating environment, among other things.  However, as there are no agreements yet with any investors, Timberline does not know any definitive terms for the proposed financings.  It is possible that if Timberline issues notes, the terms of the notes may place additional restrictions on it.

Timberline’s ability to comply with these covenants will likely be affected by events beyond its control and it cannot assure you that it will satisfy those requirements.  A breach of any of these provisions could result in a default under these instruments, which could allow all amounts outstanding thereunder to be declared immediately due and payable, which would in turn trigger cross-acceleration and cross-default rights under Timberline’s other debt instruments.  Timberline may also be prevented from taking advantage of business opportunities that arise if we fail to meet certain ratios or because of the limitations imposed on us by the restrictive covenants under these instruments.

In addition, any debt Timberline incurs in connection with the Financings may require it to dedicate a substantial portion of its cash flow from operations to debt service and will not be available for other purposes, could limit its flexibility in planning for and reacting to changes in the industry and economic conditions generally, and could place it at a competitive disadvantage compared to its competitors that have less debt.  If any debt Timberline incurs in connection with the Financings is secured by certain of Timberline’s assets and Timberline were to default on such debt, holders of that debt could foreclose on the assets pledged to secure such debt.  Any such foreclosure could have a material adverse effect on Timberline.

Further, while Timberline expects that the notes would contain restrictions on its ability to incur additional indebtedness, those restrictions will be subject to customary expectations and Timberline could be permitted to incur additional indebtedness.

If Timberline’s cash flows prove inadequate to service its debt, including any notes issued in connection with the Financings, and provide for its other obligations, it may be required to refinance all or a portion of such existing and future debt at terms that are unfavorable to it.

Timberline’s ability to make payments on and refinance its debt, including any notes issued in connection with the Financings, and other obligations, and to fund its operations and capital expenditures will depend on its ability to generate substantial operating cash flow.  If Timberline’s cash flows prove inadequate to meet its debt service obligations, including its obligations under any notes issued in the Financings, in the future, it may be required to refinance all or a portion of its existing or future debt or to sell assets or to obtain additional financing.  Timberline cannot assure you that any such refinancing or that any such sale of assets or additional financing would be possible on favorable terms, or at all.

Proceeds from any sale of the collateral upon foreclosure or liquidation may be insufficient to repay the Notes or other secured or unsecured indebtedness in full.

Timberline expects the Notes issued under the proposed financings to be secured by liens on substantially all of our tangible and intangible assets.   In addition to our existing secured indebtedness, we expect to incur additional future secured indebtedness (including under any new credit facility) that will also be secured by liens on substantially all of our tangible and intangible assets.

We cannot assure you that we will have sufficient assets to pay amounts due on the Notes or other secured or unsecured indebtedness following a sale of the collateral upon foreclosure or a liquidation of our assets.  Therefore, we may not have sufficient assets to make any payments to our shareholders after we pay our creditors upon a liquidation or foreclosure.

The notes Timberline may issue in the Financings may contain requirements to repurchase the notes upon a change of control and Timberline faces several risks regarding that right.

Holders of any notes that Timberline may issue in the Financings may have the right to require it to repurchase the notes upon a change of control prior to maturity. Timberline may not have sufficient future cash flow from operations to make any required repurchase in cash at any later time or the ability to arrange additional financing, if necessary, on acceptable terms. In addition, Timberline’s ability to repurchase the notes in cash may be limited by law or the terms of other agreements relating to its debt outstanding at the time. If Timberline fails to repurchase the notes in cash as may be required by the indenture governing such notes, it would constitute an event of default under such indenture, which, in turn, could also constitute an event of default under its other then existing debt instruments.

Timberline may not be successful in effecting a listing of its Common Shares on the American Stock Exchange and an active, liquid market for the Common Shares may not develop.

Timberline’s listing of its Common Shares on the American Stock Exchange is subject to certain conditions and, ultimately, the final approval of the American Stock Exchange.  Timberline may not be successful in listing its Common Shares on the American Stock Exchange.  Even if it is successful in effecting such a listing, it is likely that the Common Shares will have a relatively small public float and may be less liquid than the common stock of companies with broader public ownership, and the trading prices for Timberline’s Common Shares may be more volatile than generally may be the case for more widely-held common stock.

REGULATORY APPROVALS

There are no federal or state regulatory requirements that must be complied with or regulatory approval that must be obtained in connection with the SMD Purchase.

REPORTS, OPINIONS, APPRAISALS

Opinion of Jefferies & Company, Inc.

Jefferies & Company, Inc. (“Jefferies”), a global, full service investment banking and institutional securities firm, was engaged to render an opinion to the Board as to whether the Consideration to be paid by the Company for the membership interests of Small Mine Development, LLC (“SMD”) pursuant to the Purchase Agreement is fair, from a financial point of view, to the Company.  For purposes of this section, “Transaction” means the purchase by the Company of all membership interests in SMD and “Consideration” means (i) $45,000,000 cash at closing; (ii) $20,000,000 in deferred cash payments, payable in equal installments over four years; and (iii) the number of Common Shares, par value $0.001 of the Company, calculated by dividing $15,000,000 by the average closing price of the Common Shares for the 30 day period prior to the date of the Purchase Agreement.

A Jefferies employee contacted and met with Timberline Resources regarding a possible money management relationship, but no money management relationship was ever put in place.  Management of Timberline Resources later thought of asking Jefferies to help in connection with the acquisition of SMD.  The discussions with Jefferies regarding the acquisition of SMD began in late October 2007.  There was no relationship between Timberline and Jefferies prior to late October 2007.  The relationship with Jefferies was formalized in an engagement letter dated November 1, 2007.  The compensation to be paid to Jefferies is 1.50% of the transaction value, as defined in the engagement letter, including the fee for the opinion.

On February 21, 2008, Jefferies delivered to the Board its oral opinion, subsequently confirmed in writing, that, as of the date of its opinion, based upon and subject to the assumptions, limitations, qualifications and factors contained in its opinion, the Consideration to be paid by the Company for the membership interests of SMD pursuant to the Purchase Agreement is fair, from a financial point of view, to the Company.  The February 21, 2008 opinion of Jefferies is referred to hereinafter in this “Opinion of Jefferies” section as the “Opinion.”

The full text of the Opinion is attached to this Proxy Statement as Appendix D and incorporated into this Proxy Statement by reference.  We urge you to read the Opinion in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at the Opinion.

The Opinion is for the use and benefit of the Board of the Company in its consideration of the Transaction.  The Opinion does not address the relative merits of the transactions contemplated by the Purchase Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Transaction or the terms of the Purchase Agreement or the documents referred to therein.  In addition, the Board of the Company has not asked Jefferies to address, and the Opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company.  In that regard, the Board of the Company has informed Jefferies that Ronald Guill is a director of the Company and that he has recused himself from all discussions, deliberations, meetings and actions of, with or by, the Board of the Company with respect to the transactions contemplated by the Purchase Agreement.  Jefferies expresses no opinion as to the price at which shares of Company common stock will trade at any time.  The Opinion has been authorized by the Fairness Committee of Jefferies.

In arriving at the Opinion, Jefferies has, among other things:

1.

reviewed a draft dated February 19, 2008 of the Purchase Agreement;

2.

reviewed certain unaudited financial and other information about SMD;

3.

reviewed certain information furnished to Jefferies by Company management and SMD management, including financial forecasts and analyses, relating to the business, operations and prospects of SMD;

4.

held discussions with members of senior management of the Company concerning the matters described in clauses (2) and (3) above;

5.

reviewed the valuation multiples for SMD and compared them with those of certain companies that Jefferies deemed relevant;

6.

compared the proposed financial terms of the Transaction with the financial terms of certain other transactions that Jefferies deemed relevant;

7.

reviewed certain publicly available information with respect to certain other publicly traded companies that Jefferies believed to be comparable to the Company and the trading markets for certain of such other companies’ securities;

8.

reviewed certain cost savings and other operating synergies projected by management of the Company to result from the Transaction; and

9.

conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

In Jefferies’ review and analysis and in rendering the Opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available to Jefferies or that was publicly available (including, without limitation, the information described above), or that was otherwise reviewed by Jefferies.  Jefferies relied on the assurances of management of the Company, SMD and Ronald Guill that they are not aware of any facts or circumstances that would make such information inaccurate or misleading.  Jefferies did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did Jefferies conduct a physical inspection of any of the properties or facilities of, the Company or SMD.  Jefferies has not been furnished with any such evaluations or appraisals of such physical inspections, nor does Jefferies assume any responsibility to obtain any such evaluations or appraisals.

With respect to the financial forecasts provided to and examined by Jefferies, Jefferies notes that projecting future results of any company is inherently subject to uncertainty.  The Company and SMD have informed Jefferies, however, and Jefferies has assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements of the Company and SMD as to the future financial performance of the Company and SMD, respectively.  Jefferies expresses no opinion as to any such financial forecasts or the assumptions on which they are made.

Jefferies has made no independent investigation of any legal or accounting matters affecting the Company or SMD.  Jefferies has assumed the correctness in all respects material to its analysis of all legal and accounting advice given to the Company, SMD and their respective Boards of Directors, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Purchase Agreement to the Company and its stockholders.  Jefferies has assumed that the final form of the Purchase Agreement will be substantially similar to the draft, dated February 19, 2008, reviewed by Jefferies.  Jefferies has also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, SMD or the contemplated benefits of the Transaction in any way meaningful to the analysis performed by Jefferies.

The Opinion was based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date of the Opinion.  Jefferies has no obligation to advise any person of any change in any fact or matter affecting the Opinion of which Jefferies becomes aware after the date of the Opinion.

The following is a brief summary of the analyses performed by Jefferies in connection with the Opinion.  This summary is not intended to be an exhaustive description of the analyses performed by Jefferies, but includes all material factors considered by Jefferies in rendering the Opinion.  Jefferies did not attribute any particular weight to any analysis, methodology or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor; accordingly, the analyses performed by Jefferies must be considered as a whole.  Considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusions expressed in the Opinion.  Each analysis performed by Jefferies is a common methodology utilized in determining valuations.  Although other valuation techniques may exist, Jefferies believes that the analyses described below, when taken as a whole, provide the most appropriate analyses for Jefferies to arrive at the Opinion.

Comparable Public Company Analysis

Comparable Public Company Analysis is a method of valuing an entity relative to publicly-traded companies with similar products or services, similar operating or financial characteristics, or servicing similar customers markets.  Jefferies reviewed and compared selected financial data for seven publicly-traded companies chosen by Jefferies that were deemed to be comparable to SMD based on their relevant end markets, project contract-based revenue models and service markets including both labor and equipment.  The comparable companies chosen by Jefferies included:

•

Granite Construction, Inc.

•

Insituform Technologies, Inc.

•

North American Energy Partners Inc.

•

Perini Corporation

•

URS Corporation

•

Schuff International, Inc.

•

Willbros Group, Inc.

For each of the comparable companies, Jefferies calculated total enterprise value as a multiple of (i) that company’s revenue for the last twelve-month period (“LTM”) ended September 30, 2007, except in respect of Granite Construction, Inc. and North American Energy Partners Inc., which revenue was for the LTM ended December 31, 2007, as reflected in periodic reports filed with the SEC; (ii) that company’s estimated revenue, to the extent available, for the year ending December 31, 2008, as estimated in publicly available consensus analyst projections quoted on Bloomberg; (iii) that company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the LTM ended September 30, 2007, except for Granite Construction, Inc. and North American Energy Partners Inc., which EBITDA was for the LTM ended December 31, 2007, as reflected in periodic reports filed with the SEC; and (iv) that company’s estimated EBITDA, to the extent available, for the year ending December 31, 2008, as estimated in publicly available consensus analyst projections quoted on Bloomberg.  Total enterprise value (“TEV”) was calculated as equity market value, plus total debt, less cash, cash equivalents, and equity investments, all as of February 20, 2008.

Jefferies next calculated the corresponding multiples for SMD in the Transaction on the same basis, but (i) defining equity market value (for purposes of calculating TEV) as the $80.0 million Consideration and (ii) using SMD management’s financial projections for projected revenue and projected EBITDA for the year ending December 31, 2008.

The resulting multiples are set forth in the table below:

Comparable Public Company	TEV/LTM Revenue	TEV/Revenue 2008E	TEV/LTM EBITDA	TEV/EBITDA 2008E
Granite Construction, Inc.	0.4x	0.4x	4.6x	4.1x
Insituform Technologies, Inc.	0.7x	0.8x	11.8x	11.2x
North American Energy Partners Inc.	0.9x	0.8x	7.8x	5.8x
Perini Corporation	0.2x	0.1x	4.5x	4.2x
URS Corporation	0.5x	0.3x	8.9x	5.7x
Schuff International, Inc.	0.4x	N/A	2.7x	N/A
Willbros Group, Inc.(1)	N/M	1.0x	N/M	9.4x
Mean	0.5x	0.6x	6.7x	6.7x
High	0.9x	1.0x	11.8x	11.2x
Median	0.5x	0.6x	6.2x	5.7x
Low	0.2x	0.1x	2.7x	4.1x
SMD	0.8x	0.6x	3.4x	2.7x

(1)

LTM multiples are not meaningful as Willbros Group, Inc. recently and significantly changed its business model.  Pro Forma for October 2007 acquisition of Integrated Service Company LLC and November 2007 follow-on equity offering.

No company utilized in the Comparable Public Company Analysis is identical to SMD.  Jefferies made judgments and assumptions with regard to industry performance; general business, economic, market and financial conditions; and other matters, many of which are beyond the control of the Company and SMD.  Mathematical analysis of comparable public companies (such as determining means and medians) in isolation from other analyses is not an effective method of evaluating transactions.

Comparable Transaction Analysis

Jefferies analyzed 16 previous acquisition transactions of industrial mining and oilfield services providers with transaction values between $25 million and $1.5 billion since February 11, 2003.  Such transactions are summarized in the following table:

Date Announced	Acquiror	Target
10/31/07	Willbros USA, Inc.	Integrated Service Company LLC
08/24/07	Chicago Bridge & Iron Company N.V.	ABB Lummus Global, Inc.
08/21/07	EMCOR Group Inc.	Ohmstede Ltd.
07/23/07	The Brock Group of Companies	Steeplejack Industrial Group Inc.
05/09/07	Petrowest Energy Services Trust	Five Road (construction, gravel crushing and log hauling businesses)
05/03/07	Aquilex Corporation	Hydrochem Industrial Services, Inc.
04/20/07	FNX Mining Company Inc.	Dynatec Mining Corporation
02/08/07	Worley Parsons Ltd.	Colt Engineering Corporation
12/12/06	Not Disclosed	CRH plc (disposal of certain APAC contracting and asphalt activities in Georgia, North and South Carolina, Texas and Virginia)
06/19/06	Savanna Energy Services Corp.	Western Lakota Energy Services Inc.
06/19/06	Oldcastle Materials, Inc. (a subsidiary of CRH plc)	Ashland Paving and Construction, Inc.
06/08/06	Transfield Services Ltd.	US Maintenance
06/05/06	Fortress International Group Inc.	Two Mission-Critical Facilities Provider Companies
03/16/06	Newport Partners Income Fund	Quantum Murray LP
11/28/05	Apax Partners Worldwide LLP	CONTECH Construction Products, Inc.
02/11/03	Matrix Service Company	Hake Group, Inc.

Jefferies considered certain publicly available historic financial data relating to the transactions, including each target company’s actual revenue and EBITDA for the most recent target company’s fiscal LTM prior to the announcement of each transaction.  For each comparable transaction, Jefferies then calculated TEV (based on the acquisition price) as a multiple of (i) that target company’s revenue for the most recent target company’s fiscal LTM prior to the announcement of the transaction and (ii) that target company’s EBITDA for the most recent target company’s fiscal LTM prior to the announcement of the transaction.

Jefferies next calculated the corresponding multiples for SMD in the Transaction on the same basis, but defining equity market value (for purposes of calculating TEV) as the $80.0 million Consideration.

The resulting multiples are set forth in the table below:

Comparable Transactions	TEV/LTM Revenue	TEV/LTM EBITDA
Mean	1.2x	6.5x
High	4.7x	9.9x
Median	1.1x	7.1x
Low	0.3x	2.4x
The Transaction	0.8x	3.4x

The transactions utilized in the Comparable Transaction Analysis are not identical to the Transaction.  In evaluating the transactions, Jefferies made judgments and assumptions with regard to industry performance; general business, economic, market and financial conditions; and other matters, many of which are beyond the control of the Company and SMD.  Mathematical analysis of comparable transactions (such as determining means and medians) in isolation from other analyses is not an effective method of evaluating transactions.

Discounted Cash Flow Analysis

Jefferies examined the value of SMD based on projected free cash flow estimates.  The free cash flow estimates were generated utilizing financial projections from January 1, 2008 to December 31, 2011 that were prepared by SMD management and refined by Company management, and subsequently furnished to Jefferies.  Jefferies used both the Perpetuity Growth Method and the EBITDA Exit Multiple Method to determine a range of terminal values at December 31, 2011.

For the Perpetuity Growth Method, Jefferies ascribed perpetuity growth rates, which ranged from 2.0% to 3.0%, to the projected tax-adjusted earnings before interest and taxes for the LTM ending December 31, 2011.  Jefferies calculated a discount factor of 20.0% based on the Capital Asset Pricing Model using the weighted average cost of capital of the comparable public companies listed in this “Comparable Public Company Analysis” section.  Based on a range of perpetuity growth rates (2.0%-3.0%) and discount rates (19.0%-21.0%), Jefferies calculated enterprise values ranging from $75.6 million to $89.8 million with a median enterprise value of $82.1 million, calculated using a discount rate of 20.0% and a perpetuity growth rate of 2.5%.

For the EBITDA Exit Multiple Method, Jefferies ascribed EBITDA multiples, which ranged from 4.0x to 5.0x, to the projected EBITDA for the LTM ending December 31, 2011.  Jefferies calculated a discount factor of 20.0% based on the Capital Asset Pricing Model using the weighted average cost of capital of the comparable public companies listed in this “Comparable Public Company Analysis” section.  Based on a range of EBITDA multiples (4.0x-5.0x) and discount rates (19.0%-21.0%), Jefferies calculated enterprise values ranging from $101.4 million to $126.7 million with a median enterprise value of $113.6 million, calculated using a discount rate of 20.0% and an EBITDA multiple of 4.5x.

While Discounted Cash Flow Analysis is a widely accepted and practiced valuation methodology, it relies on a number of assumptions, including growth rates (using the Perpetuity Growth Method), EBITDA multiples (using the EBITDA Exit Multiple Method) and discount rates (using both methods).  The valuation derived from the discounted cash flow analysis is not necessarily indicative of SMD’s present or future value or results.  Mathematical analysis of discounted cash flows (including the EBITDA Exit Multiple and Perpetuity Growth Methods) in isolation from other analyses is not an effective method of evaluating transactions.

Conclusion

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description.  In arriving at the Opinion, Jefferies considered the results of all its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it.  Furthermore, Jefferies believes that selecting any portion of its analysis, without considering all the analyses, would create an incomplete view of the process underlying the Opinion.  In performing its analyses, Jefferies made judgments and assumptions with regard to industry performance; general business, economic, market and financial conditions; and other matters, many of which are beyond the control of the Company.  The analyses performed by Jefferies are not necessarily indicative of actual value or actual future results, which may be significantly more or less favorable than suggested by such analyses.  Jefferies did not recommend any specific consideration to the Board or that any specific consideration constituted the only appropriate consideration with respect to the Purchase Agreement and the transactions contemplated thereby, including the Transaction.

Miscellaneous

Jefferies has, in the past, provided financial advisory and financing services to the Company and may continue to do so.  Jefferies has received, and may receive, fees for the rendering of such services.  In addition, Jefferies may seek to, in the future, provide financial advisory and financing services to the Company or entities that are affiliated with the Company, for which Jefferies would expect to receive compensation.

Jefferies was engaged by the Company to (i) act as financial advisor to the Company in connection with the Transaction and will receive a fee for its services, a portion of which is payable upon delivery of the Opinion and a significant portion of which is payable contingent upon consummation of the Transaction and (ii) assist the Company in obtaining the financing necessary to consummate the Transaction through a combination of a PIPE offering and an offering of convertible notes, in each case, in accordance with the terms of Jefferies’ engagement letter with the Company.  Jefferies also will be reimbursed for expenses incurred.  The Company has agreed to indemnify Jefferies against liabilities arising out of or in connection with the services rendered and to be rendered by Jefferies under such engagement.

In the ordinary course of its business, Jefferies and its affiliates may trade or hold securities of the Company, SMD and/or their respective affiliates for their own account and the accounts of their customers and, accordingly, may at any time hold long or short positions in those securities.

PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

In October 2007, we began initial discussions with Mr. Guill about joining our Board.  Paul Dircksen, our Vice President of Exploration, knew Mr. Guill to be an excellent businessman with a great amount of experience in the mining and exploration business.

We visited SMD at their Boise office and at a few of their Nevada projects in late October 2007.  While in initial discussions with Mr. Guill about becoming a director of Timberline Resources, we learned that Mr. Guill was considering his options as to an exit strategy at SMD.  Mr. Guill was very concerned about his employees, about the legacy he had created at SMD and about maintaining continuity with what he had accomplished over the 25 years since he had started SMD.  During this time in October 2007, in addition to having discussions regarding Mr. Guill joining our Board, we began exploring how SMD could potentially fit into Timberline Resources.  We all agreed that a combination of SMD and Timberline would give us a great opportunity for growth while addressing Mr. Guill’s concerns.

In November 2007, we announced that Mr. Guill had joined our Board.  We continued exploring the possibility of a combination with SMD.  On December 5, 2007, we announced that we had signed a non-binding letter of intent to acquire SMD.

From December 2007 through February 2008, SMD provided a large volume of operational and financial information as a part of the due diligence process by Timberline.  Timberline’s counsel and Jefferies have been involved in the review and analysis of the due diligence information.  The purchase price and the terms of payment, including the equity portion and the 4-year payout, were established early in the discussions.  After analysis by Timberline and Jefferies, the Board approved the terms of the purchase on February 21, 2008.  Mr. Guill did not attend or participate in the Board discussions regarding SMD.

The definitive agreement for the SMD Purchase was signed on February 23, 2008.

SELECTED FINANCIAL DATA

Unless otherwise indicated in this document, all financial information relating to Timberline Resources and SMD is presented in U.S. dollars, has been prepared in accordance with U.S. GAAP and has been derived from consolidated financial statements prepared in accordance with U.S. GAAP.

Selected Consolidated Financial and Operating Data of SMD

Set forth below is a summary of selected consolidated financial information with respect to SMD which has been derived from SMD’s unaudited consolidated financial statements.  The data for the periods ended December 31 of 2006 and 2007 were prepared in accordance with U.S. GAAP.  The data for these periods is unaudited, as it was impracticable to have it audited in time for this proxy statement.  More comprehensive financial information is included in SMD’s consolidated financial statements.  The selected consolidated financial data set forth below is qualified in its entirety by reference to, and should be read in conjunction with, SMD’s complete consolidated financial statements, including the notes thereto.

We have not included financial information for the years ended December 31, 2003, 2004 and 2005, as such information is not available on a basis that is consistent with the consolidated financial information for the years ended December 31, 2006 and 2007.  SMD historically prepared limited financial statements for internal purposes and to support tax return information only, as SMD is a wholly-owned LLC.  Such financial information for the years ended December 31, 2003, 2004 and 2005 cannot be provided on a U.S. GAAP basis without unreasonable effort or expense.

Balance Sheet Data

(US$ thousands)

	As at December 31,
	2006 (unaudited)*	2007 (unaudited)*
Balance sheet data

Working capital (1)	25,065	29,596
Current assets	28.297	34,471
Total assets	46,497	59,352
Current liabilities	3,232	4,875
Long term obligations	1,003	2,082
Total liabilities	4,235	6,957
Owner’s equity	42,262	52,395

* The numbers are unaudited, as it was impracticable to have them audited prior to the filing of the proxy statement.

 (1)

Working capital is current assets less current liabilities.

Statement of Operations Data

(US$ thousands)

	Year ended December 31,
	2006 (unaudited)*	2007 (unaudited)*
Statement of Operations data

Operating Revenue	80,429	101,404
Income (loss) from continuing operations	18,923	21,592

* The numbers are unaudited, as it was impracticable to have them audited prior to the filing of the proxy statement.

Selected Consolidated Financial and Operating Data of Timberline Resources

Set forth below is a summary of selected consolidated financial information with respect to Timberline Resources which has been derived from our consolidated financial statements and prepared in accordance with U.S. GAAP for the three months ended December 31, 2007 and 2006 and for the five-year period ended September 30, 2007.  More comprehensive financial information is included in our consolidated financial statements and annual reports as previously filed with the Securities and Exchange Commission.  The selected consolidated financial data set forth below is qualified in its entirety by reference to, and should be read in conjunction with, our complete consolidated financial statements, including the notes thereto, and annual reports.  We have also included selected operating data for the three months ended December 31, 2007 and 2006 and for the five-year period ended September 30, 2007.

Balance Sheet Data

(US$ thousands)

	As at September 30,					As at December 31,
	2003	2004	2005	2006	2007	2006 (unaudited)	2007 (unaudited)
Balance sheet data
Working capital (1)	**	-	62	(916)	3,164	753	4,578
Current assets	**	111	174	2,991	10,138	4,687	10,017
Total assets	**	112	175	10,595	22,011	12,111	23,127
Current liabilities	**	111	112	3,907	6,974	3,934	5,439
Long term obligations	**	-	135	1,224	1,219	1,082	1,272
Total liabilities	**	111	247	5,131	8,193	5,016	6,711
Redeemable preferred stock	**	-	-	2,000	1,880	2,000	1,880
Cash dividends per common share	**	-	-	-	-	-	-
Stockholders’ equity	**	1	(72)	3,464	11,938	5,095	14,536

**

Company was inactive during the period

(1)

Working capital is current assets less current liabilities.

Statement of Operations Data
(US$ thousands)

	Year ended September 30,					Three months ended December 31,
	2003	2004	2005	2006	2007	2006 (unaudited)	2007 (unaudited)
Statement of operations data
Operating Revenue	**	-	-	6,207	19,233	3,208	6,435
Income (loss) from continuing operations	**	(517)	(531)	(1,966)	(2,688)	(1,139)	(1,994)
Income (loss) from continuing operations per common share	**	(0.11)	(0.08)	(0.19)	(0.15)	(0.10)	(0.08)

**

Company was inactive during the period

We commenced our exploration stage in January 2004 with the change in the management of the Company.  From January 2004 until March 2006, we were strictly a mineral exploration company.  Beginning with the management appointments of John Swallow and Paul Dircksen and our acquisition of Kettle, a drilling services company, in March 2006, we have advanced a new, aggressive business plan.  Prior to our new business model, the addition of new management, and the purchase of Kettle, the Company had no reported revenues and accumulated losses.

Our 2007 results demonstrate our commitment to grow our drilling services business while establishing and building a portfolio of mineral exploration projects that range from early to advanced stage.  As 2007 was our first full year with Kettle, as well as our first with a full-time exploration division and staff, comparisons to previous years may not be meaningful or helpful in assessing our Company on a year over year basis.  Our 2006 results include Kettle revenues and expenses only from March through September, our fiscal year-end.

SELECTED PRO FORMA COMBINED FINANCIAL DATA
AND UNAUDITED PER SHARE DATA

The following tables set forth selected per share historical information and unaudited pro forma combined per share historical information.  The pro forma amounts included in the tables below are presented as if the acquisition had been consummated for all periods presented, have been prepared in accordance with U.S. GAAP, but have not been audited.  You should read this information in conjunction with, and such information is qualified in its entirety by, the consolidated financial statements and accompanying notes of SMD (including the related Management’s Discussion and Analysis), the consolidated financial statements and accompanying notes of Timberline Resources (including Management’s Discussion and Analysis) and the unaudited pro forma combined financial statements and accompanying discussions and notes.  The pro forma amounts in the tables below are presented for informational purposes.  You should not rely on the pro forma amounts as being indicative of the financial position or the results of operations of the combined company that would have actually occurred had the acquisition been consummated during the periods presented or of the future financial position or future results of operations of the combined company.

SMD is a wholly-owned limited liability company and consequently does not have historical per share data to present.

Timberline Resources

	Year ended September 30, 2007	Three months ended December 31, 2007 (unaudited)
Historical per share data
Book value per share	$0.48	$0.55
Cash dividends declared per share	$-	$-
Income (loss) per share from continuing operations	$(0.15)	$(0.08)

Pro Forma Combined SMD and Timberline Resources

Timberline Resources reports its financial results on a calendar year basis ending September 30 of each year.  SMD reports its financial results on a calendar year basis ending December 31 of each year.  All pro forma balance sheet data is presented as of December 31, 2007.  In accordance with SEC rules, for the income statement financials presented for the year ended September 30, 2007, Timberline Resources’ 12-month period ending September 30, 2007 is combined with SMD’s 12-month period ended December 31, 2007.

($000 thousands)	Year ended December 31, 2007 (unaudited)
Pro forma selected financial data:
Balance Sheet
Total assets	$131,878
Current liabilities	$19,908
Long term obligations	$60,854
Total liabilities	$80,762
Shareholders’ equity	$51,116
Capital stock	$35

($000 thousands)	Year ended September 30, 2007	Three months ended December 31, 2007 (unaudited)
Pro forma selected financial data:
Income Statement
Operating Revenue	$120,637	$34,312
Income (loss) from continuing operations	$9,635	$2,226

Year ended December 31, 2007 (unaudited)
Pro forma per share data:
Balance Sheet
Book value per share	$1.47
Cash dividends declared per share	$-

	Year ended September 30, 2007	Three months ended December 31, 2007 (unaudited)
Pro forma per share data:
Income Statement
Income (loss) per share from continuing operations	$0.28	$0.05

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are based on the respective historical consolidated financial statements and the accompanying notes of Timberline Resources and SMD adjusted to give effect to the following transactions:

•

The proposed acquisition of SMD by Timberline Resources, and the related issuance of 4,672,897 Common Shares as partial consideration for the purchase;

•

The completion of the proposed financing resulting in net proceeds of $69,000,000.  While the terms of the financing have not been determined, for purposes of this table we assumed the financing would consist of the issuance of an aggregate principal amount of $37.5 million convertible senior secured notes (the “Notes”) and the issuance of 9,868,421 Common Shares and warrants, using an assumed per share price of $3.80 per common share (Timberline’s closing share price on February 27, 2008); and

•

The proposed repurchase for $10 million by Timberline Resources of all of its Series A preferred stock outstanding, along with the execution of severance agreements entered into with management of the Company’s Kettle subsidiary.

Timberline Resources reports its financial results on a calendar year basis ending September 30 of each year.  SMD reports its financial results on a calendar year basis ending December 31 of each year. The unaudited pro forma condensed combined balance sheet is based on historical balance sheets of Timberline Resources and SMD and has been prepared to reflect the purchase as if it had been completed on December 31, 2007.  The unaudited pro forma condensed combined statements of income assume that the purchase had been completed as of October 1, 2006.  Timberline Resources’ audited consolidated statement of income for the year ended September 30, 2007 has been combined with SMD’s audited consolidated statement of income for the year ended December 31, 2007. These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of Timberline Resources (including their Management’s Discussion and Analysis) and SMD (including their Management’s Discussion and Analysis) incorporated by reference into this proxy statement as well as the summary selected historical consolidated financial data included elsewhere in this proxy statement.

The acquisition of SMD by Timberline will be accounted for as a purchase in accordance with Statement of Accounting Financial Standards No. 141, Business Combinations.  Under the purchase method of accounting, the total purchase price will be allocated to the assets acquired and the liabilities assumed of SMD based on their respective fair values.  A preliminary allocation of the purchase costs has not been made for major categories of assets and liabilities in the accompanying pro forma financial statements.  The actual allocation of purchase cost and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein once a valuation and the allocation process is completed.

Timberline Resources management believes that the unaudited pro forma condensed combined financial statements reflect a reasonable estimate of the SMD Purchase based on currently available information as set forth in the notes to such statements and are not necessarily an indication of the results that would have been achieved had the purchase been completed as of the dates indicated or that may be achieved in the future. The acquisition will be accounted for under the purchase method of accounting. The unaudited pro forma condensed combined financial statements do not include the realization of any cost savings from operating efficiencies, synergies or other restructurings resulting from the acquisition. Therefore, the actual amounts recorded as of the completion of the purchase and thereafter may differ materially from the information presented herein.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(In thousands)

	Timberline Resources as of December 31, 2007	SMD as of December 31, 2007	Pro Forma Adjustments		Pro Forma Combined

ASSETS

Current Assets:
Cash and cash equivalents	$5,287	$19,720	$(5,720)	(1)	$19,287
Accounts receivable, net	1,750	13,996	-		15,746
Inventories	2,499	755	-		3,254
Other current assets	481	-	-		481

Total current assets	10,017	34,471	(5,720)		38,768
Property and equipment, net	9,209	24,881			34,090
Goodwill	2,808	-	-		2,808
Intangible assets	89	-			89
Deferred income taxes	-	-	-		-
Other non-current assets	1,004	-	55,119	(3)	56,123

Total assets	$23,127	$59,352	$49,399		$131,878

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Lines of credit	$599	$-	$-		$599
Accounts payable	2,882	808	-		3,690
Accrued liabilities	1,045	-	1,800	(4)	2,845
Deferred revenue	118	-	-		118
Deferred taxes	-	-	-		-
Other current liabilities	795	4,068	7,793	(2)	12,656
Total current liabilities	5,439	4,876	9,593		19,908
Other long-term liabilities	1,272	2,082	57,500	(5)	60,854

Total liabilities	6,711	6,958	67,093		80,762
Temporary equity	1,880	-	(1,880)	(6)	-
Total shareholders’ equity	14,536	52,394	(15,814)	(7)	51,116

Total liabilities and shareholders’ equity	$23,127	$59,352	$49,399		$131,878

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(In thousands, except per share data)

	Timberline Resources Twelve Months Ended September 30, 2007	SMD Twelve Months Ended December 31, 2007		Pro Forma Adjustments		Pro Forma Combined

Revenue	$19,233		$101,404	$-		$120,637
Cost of goods sold	14,741		77,836			92,577
Gross margin	4,492		23,568			28,060
Operating expenses	6,748		2,295	1,800	(8)	10,843

Income (loss) from operations	(2,256)		21,273	(1,800)		17,217
Interest expense	(409)		(354)	(2,625)	(9)	(3,388)
Interest income	87		673			760

Income (loss) before income taxes	(2,578)		21,592	(4,425)		14,589
Income tax benefit (expense)	(110)		-	(4,844)	(10)	(4,954)

Net income	$(2,688)		$21,592	$(9,269)		$9,635

Net income per share:
Basic	$(0.15)	$	N/A	(0.59)		$0.28

Diluted	$(0.15)	$	N/A	(0.59)		$0.18

Shares used in per share calculation:
Basic	19,155,693		N/A	15,637,809		34,793,502

Diluted	29,547,087		N/A	24,643,950		54,191,037

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(In thousands, except per share data)

	Timberline Resources Three Months Ended December 31, 2007	SMD Three Months Ended December 31, 2007		Pro Forma Adjustments		Pro Forma Combined

Revenue	$6,435		$27,877	$-		$34,312
Cost of goods sold	4,950		20,193			25,143
Gross margin	1,485		7,684			9,169
Operating expenses	3,478		526	1,800	(8)	5,804

Income (loss) from operations	(1,993)		7,158	(1,800)		3,365
Interest expense	(146)		(14)	(656)	(9)	(816)
Interest income	145		188	-		333

Income (loss) before income taxes	(1,994)		7,332	(2,456)		2,882
Income tax benefit (expense)	-		-	(656)	(10)	(656)

Net (loss)income	$(1,994)		$7,332	$(3,112)		$2,226

Net income (loss) per share:
Basic	$(0.08)	$	N/A	(0.20)		$0.05

Diluted	$(0.08)	$	N/A	(0.20)		$0.04

Shares used in per share calculation:
Basic	25,781,215		N/A	15,637,809		41,418,934

Diluted	36,724,775		N/A	24,643,950		61,368,725

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.

Cash and cash equivalents

This reflects the net effects on the cash and cash equivalents balance after giving effect to the transactions, assuming the transactions occurred as of December 31, 2007.

Proposed financings necessary to complete the purchase of SMD, net of expenses	$69,000
Cash paid in consideration for SMD	(45,000)
Excess working capital paid to Ron Guill (Note 2, below)	(19,720)
Repurchase of Series A Preferred Stock	(10,000)
$(5,720)

2.

SMD Working Capital

Under the terms of the Purchase Agreement to acquire SMD, Ron Guill will cause an amount of working capital equal to the debt of SMD to remain with SMD at closing.  All working capital of SMD in excess of this amount will be paid out to Mr. Guill.  This adjustment reflects the net impact to the pro forma financial statements as a result.

SMD current assets at December 31, 2007	$34,471
SMD current liabilities at December 31, 2007	4,876
SMD working capital	29,585
SMD other long term liabilities at December 31, 2007	2,082
Working capital in excess of debt to be paid out	27,513
Cash available from SMD to be paid to Ron Guill	19,720
Other current liability for payable to Ron Guill	$7,793

3.

Other Non-Current Assets

The acquisition of SMD will be accounted for using the purchase method of accounting.  In accordance with SFAS 141, the total purchase costs will be allocated to the assets acquired and liabilities assumed of SMD based upon their respective fair values.  Management has not attempted to estimate how the purchase price will be allocated to major categories of assets nor the amount of amortization expenses, if any, arising from the acquisition for purposes of the pro forma financial statements.

Purchase price of SMD	$80,000
Less book value of net assets at December 31, 2007	(52,394)
Adjustment to working capital (Note 2, above)	27,513
Excess purchase price reflected as non-current assets	$55,119

4.

Accrued Liabilities

On March 10, 2008, we entered into an agreement (the “Kettle Agreement”) with Douglas Kettle and David and Margaret Deeds providing for severance arrangements relating to the resignation of Messrs. Kettle and Deeds, the President and CEO, respectively, of our subsidiary, Kettle Drilling. This adjustment represents the payment of $1,800 in severance.

5.

 Other Long Term Liabilities

Reflects the incurrence of debt as follows:

Proposed convertible debentures	$37,500
Payable to Ron Guill on acquisition of SMD	20,000
Total	$57,500

6.

Temporary Equity

On March 10, 2008, we entered into an agreement (the “Kettle Agreement”) with Douglas Kettle and David and Margaret Deeds providing for the repurchase by the Company of all of the Preferred Stock of Mr. Kettle and Mr. and Mrs. Deeds. This adjustment represents the redemption of Timberline’s Series A preferred stock outstanding at December 31, 2007.

7.

 Shareholders’ Equity

The estimated pro forma adjustment to  shareholders’ equity reflects the following:

Elimination of historical SMD shareholder’s equity	$(52,394)
Issuance of common stock of Timberline, net of expenses	31,500
Issuance of common stock as consideration for the acquisition of SMD	15,000
Pro forma adjustments to net income for severance agreements	(1,800)
Reduction in paid up capital due to redemption of Series A preferred stock	(8,120)
Total adjustment to shareholders’ equity	$(15,814)

8.

Operating Expenses

Reflects the cost of execution of severance agreements with management of the Timberline’s Kettle subsidiary (see Note 4, above).

9.

Interest Expense

It is anticipated that the interest rate on convertible debentures to be issued as part of the proposed financing will be in a range between 4% and 10%.   Interest expense has been reflected in the pro forma income statements assuming an interest rate at the midpoint of this range (7%) and that the aggregate principal amount of convertible notes will be $37.5 million.  The actual interest rate of any convertible debentures issued, as well as the dollar amount of convertible debentures to be issued may differ significantly from the amounts used to determine interest expense for the pro forma income statements.

	Twelve months ending December 31, 2007	Three months ending December 31, 2007
Interest expense	$2,625	$656

10.

Income Taxes

The financial statements of SMD do not include a provision for current income tax expense because SMD elected tax treatment under Subchapter S provisions of the Internal Revenue Code, wherein SMD’s taxable income is reported on the individual income tax return of SMD’s owner.  The pro forma adjustment reflects a provision for current income tax expense if SMD’s earnings were combined with the losses incurred by Timberline Resources and taxed on the combined entity’s corporate tax return.

	Twelve months ending December 31, 2007	Three months ending December 31, 2007

Timberline total income (loss) from continuing operations	$(2,578)	$(1,994)
Less: Timberline foreign income from continuing operations	580	11
Timberline domestic income (loss) from continuing operations	(3,158)	(2,005)
SMD income from continuing operations	21,592	7,332
Effect of other pro forma adjustments on income	(4,425)	(2,456)
Combined domestic pro forma income from continuing operations	17,167	2,871

Net operating losses of Timberline available for carry forward, subject to estimated limitations on losses	(4,753)	(1,188)
Domestic income from continuing operations	12,414	1,683

Estimated Federal and State income taxes using an assumed effective tax rate of 39%	$4,844	$656

INFORMATION ABOUT SMALL MINE DEVELOPMENT, LLC

Description of Business

SMD is an underground mine development and production contractor specializing in hardrock mining in the western United States. Its mission is to be the leader in safe, productive and innovative mining solutions.  SMD was founded in 1982 by Ron Guill, a former Marine Corps officer who graduated from the Mackay School of Mines in Reno, Nevada with a degree in Mining Engineering.

SMD offers comprehensive mining services, including planning, drilling, development and extraction, and mine shut down at the end of production. Development activities include planning and construction of portals, ramps, raises, shops and shotcrete.  SMD also offers definition drilling in support of ongoing operations and production stoping.  Its technical services offered include engineering, grade control, and surveying.

In 1984, SMD pioneered the use of 100% cemented backfill for use in underhand cut and fill mining which is now used frequently in Nevada underground gold projects.

SMD emphasizes safety at each of its projects and in 2000, received the Department of Labor’s Sentinels of Safety award, which recognizes achievement of outstanding safety records, to stimulate greater interest in safety and to encourage development of more effective accident prevention programs among the nation’s mineral extractive industries.

Since 2004, SMD has provided mining services to Newmont Mining Corp., Barrick Goldstrike Mines Inc., and Queenstake Resources USA (now called Yukon-Nevada Gold Corp.).

SMD’s principal office is located in Boise, Idaho.  As of March 22, 2008, SMD employs 329 full-time employees.  SMD has no part-time employees.

Description of SMD Equity

SMD is a limited liability company that is wholly-owned by Mr. Guill, who owns all of the outstanding membership interests.  There is no existing class of common equity.

SMD Supplementary Financial Information

(in thousands except per share data)

	2007
(unaudited)	March 31	June 30	September 30	December 31

Net Sales	$22,121	25,920	25,486	27,877
Gross Profit	3,337	7,741	4,806	7,684
Net income	2,820	7,284	4,156	7,332
Per share net income***	N/A	N/A	N/A	N/A

***Private company, data not available.

	2006
(unaudited)	March 31	June 30	September 30	December 31

Net Sales	$18,762	19,141	18,959	23,567
Gross Profit	5,221	6,301	3,653	5,908
Net income	4,750	5,819	3,168	5,185
Per share net income***	N/A	N/A	N/A	N/A

***Private company, data not available.

SMD Management’s Discussion of Financial Condition and Results of Operations

You should read the following discussion and analysis of our financial condition and results of operations together with our financial statements and related notes appearing elsewhere in this proxy statement.  This discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions.  Our actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including, but not limited to, those set forth under “Risk Factors Related to the SMD Acquisition and Proposed Financings” above  and elsewhere in this prospectus.

Overview

SMD is a mechanized underground mining services company that operates in the western U.S.  Over the past 25 years, SMD has driven over 300,000 feet of development drift and mined more than 8 million tons of ore.  The overall trend in metals prices has been bullish for a number of years, and SMD believes that global supply/demand dynamics support a continuation of this trend within the industry for the foreseeable future.  As a result, SMD expects to be able to grow revenues and profits in the future.  SMD experienced continued growth during 2007.  The Weird II project and the Questa Development project were completed during the year. New projects that began during 2007 included Storm and Golden Sunlight, along with client requested expansions at Leeville and Chukar. These projects contributed to a 26% increase in total revenue compared to the prior year.

In 2007 SMD reported $101.4 million in total revenue for the year, an increase of $21.0 million over the $80.4 million reported for 2006.  Gross profit for 2007 was $23.6 million, an increase of $2.5 million over the $21.1 million reported for 2006.

2007 Accomplishments

In 2007 SMD accomplished several objectives within our underground mining projects, as well as the corporate level.

Corporate Highlights:

•

Subsequent to year end, SMD signed a Purchase Agreement to be acquired by Timberline Resources Corporation.

•

During 2007, a total of 47,000 feet of development drift and 1.4 million tons of ore were mined for SMD clients.

Underground Mining and Development Highlights:

•

Chukar Project (Newmont) – Increased production approximately 45%, at client request, to 1,265 ore tons per day and 4,400 feet of waste development drift. This project commenced in 2002 and will continue through 2008 and beyond.

•

Getchell Project (Barrick) – This project is scheduled to be completed in late 2008 after mining 1,400,000 more ore tons than originally contracted. Production was down to 775 ore tons per day due to diminishing stoping areas and 8,100 feet of waste development drift was driven.

•

Leeville Project (Newmont) – This project is operated by Newmont crews, and SMD’s primary role is to drive a waste development drift.  However, SMD is occasionally requested to mine ore. SMD drove 11,275 feet of development drift and averaged 800 ore tons per day in 2007, resulting in a 30% increase in revenue over 2006. This work is slated to continue through 2008 with the type and quantity of work scheduled by the client on a monthly basis.

•

Weird II Project (Barrick) – The project was completed in the early part of 2007 with equipment and crews transferring to a new project located 10 miles west at Storm.

•

Cortez Hills Project (Barrick) – This is a major dual decline development into a world class ore body. At this project, 8,400 feet of 18 foot by 18 foot development drift was completed.  This project is scheduled to continue through 2009.

•

Questa Development Drifting (Chevron) – This project was started in 2006 and ended in September, 2007. This was a waste development project driving extraction drifts in a block cave. Total drifting completed in 2007 was 4,675 feet. Total drifting on this project ended up at 12,805 feet, or 70% more than the original contract amount.

•

Storm Production (Barrick) – This project was started in early 2007 and continues through 2008. 5,250 feet of waste development drift was driven and 400 ore tons per day were mined in 2007.

•

Golden Sunlight II (Barrick) – We moved back into the Golden Sunlight open pit in early 2007 for a second mining contract after completing the first contract in 2004. We developed 5,000 feet of waste development in the first half of the year then averaged 1,400 tons per day of ore mined for the last six months of the year. This project is scheduled for completion near the end of 2008, but exploration is ongoing.

Management Forecast for 2008:  Key Issues, Challenges, and Opportunities

SMD is client oriented and believes it has good relations with its clients. Higher commodity prices are encouraging more production and the advancement of new projects as well as expansion of existing underground projects.  As metal prices remain high, lower grade deposits are being mined by SMD’s customers.  This makes SMD’s services and expertise even more valuable and sought after.

SMD’s greatest challenge in meeting the needs of our customers, as well as SMD’s own targets for growth and profitability, is to find and retain qualified staff for SMD projects.  The decades long slowdown in mining activity prior to the industry’s revival in more recent times has led to a dearth of qualified and experienced workers. SMD has the continued good fortune to be employer of choice wherever SMD works, and SMD strives every day to make sure that this does not change by managing a motivated workforce that is rewarded for working safely and productively.

Goals and Objectives for 2008

•

SMD’s goal has been, and will continue to be, to maintain a motivated workforce outfitted with quality capital equipment, which focuses on safety, productivity and client satisfaction. SMD will accomplish this by maintaining an independent mining philosophy at each project where each superintendent is held responsible and accountable for the success of the project.  SMD plans to add two or three new projects during 2008 in order to continue the trend of increasing revenues and profits.

•

To evaluate opportunities in both the mine development and mine operation facets of SMD’s business and ensure that those opportunities match SMD personnel and equipment availabilities.

•

After 25 years without a fatality at SMD, one occurred in August, 2007 and another in January, 2008. Although both accidents are still under investigation by MSHA, these incidents have deeply affected each and every employee within SMD.  SMD is focusing on building an increasingly strong safety and awareness presence on all of our projects. SMD has added a professional safety manager and three additional site safety superintendents to our staff of four, and will add more as projects increase.

•

To complete SMD’s acquisition by Timberline Resources Corporation.

Results of Operations for Years Ended December 31, 2007 and 2006

For the year ended December 31, 2007, we reported $101.4 million in revenue compared to $80.4 million in fiscal 2006.  Our revenues in 2007 were derived from underground mine development and contract mining at seven project sites, including two new projects at Storm and Golden Sunlight.  Our revenue increase was primarily due to strong operational performances at all projects, especially Leeville and Chukar.  Gross profit was $23.6 million and $21.1 million respectively for the years ended December 31, 2007 and 2006.

Our overall net income for the year ended December 31, 2007 after operating expenses and investment income was $21.6 million compared to a net income of $18.9 million for the year ended December 31, 2006.

Financial Condition and Liquidity

At December 31, 2007, we had assets of $59.4 million consisting of cash in the amount of $19.7 million; accounts receivable in the amount of $14.0 million; inventory in the amount of $0.8 million; and property, plant, and equipment, net of depreciation of $24.9 million.

Management is unaware of any trends, demands, commitments, events or uncertainties that will result in, or that are reasonably likely to result in our liquidity decreasing or increasing in any material way.  The Company’s primary source of liquidity is its operating cash flow, although capital assets are typically financed through one to two year term loan terms specific to each capital asset purchased.

There were no material commitments for capital expenditures as of December 31, 2007.

Off-Balance Sheet Arrangements

SMD does not have any off balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, revenues, results of operations, liquidity or capital expenditures.

Summary of Critical Accounting Policies and Estimates

The accounting policies used conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements for the years ending December 31, 2006 and 2007.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

SMD considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalent.  The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  Management believes SMD is not exposed to any significant credit risk related to cash.

Revenue Recognition

Service and sales revenue and costs are recognized when billed.  Service contract revenue and costs are recognized using the completed contract method.  Consequently, the recognition of such revenue and costs is deferred until each phase of the contract is complete and the customer has accepted the work.  Service contract costs include all direct material and labor costs and those indirect costs related to contract performance such as indirect labor, supplies, tools and repairs.  General and administrative costs are charged to expense as incurred.  Costs in excess of billings on uncompleted contracts are classified under current assets.  Billings in excess of costs on uncompleted contracts are classified under current liabilities.

Accounts Receivable

No allowance for uncollectible accounts has been provided.  Management has evaluated the accounts and believes they are all collectible.

Inventory

Inventory is estimated at the lower of average cost or market.

Property & Equipment

Property and equipment are recorded at cost.  Depreciation is provided on a straight line basis over the useful life of the asset.  Maintenance and repairs are charged to expense as incurred; major renewals or betterments are capitalized.  When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is recorded in income.

Income Taxes

Effective January 1, 2006, the stockholder of SMD elected to report SMD’s taxable earnings or losses under Subchapter S provisions of the Internal Revenue Code, wherein corporation taxable income is reported on the individual federal tax returns of the stockholder.  Accordingly, no provision has been made for federal income tax in the SMD’s financial statements.

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”) which prescribes a recognition threshold and measurement attribute, as well as criteria for subsequently recognizing, derecognizing and measuring uncertain tax positions for financial statement purposes.  FIN 48 also requires expanded disclosure with respect to the uncertainty in income taxes assets and liabilities.  FIN 48 is effective for fiscal years beginning after December 15, 2006 and is required to be recognized as a change in accounting principle through a cumulative-effect adjustment to retained earnings as of the beginning of the year of adoption.

Recently Issued Accounting Standards

In September 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 157, Fair Value Measurements, (SFAS 157), which will become effective in our 2008 financial statements.  SFAS 157 establishes a framework for measuring fair value and expands disclosure about fair value measurements, but does not require any fair value measurements.  SMD has not yet determined the effect that adoptions of SFAS 157 may have on the results of operations or financial position.

The FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115, in the first quarter 2007. The statement allows entities to value financial instruments and certain other items at fair value. The statement provides guidance over the election of the fair value option, including the timing of the election and specific items eligible for the fair value accounting. Changes in fair values would be recorded in earnings. SMD is evaluating the impact the adoption of this statement will have, if any, on its financial statements.

Contractual Obligations

Below is a table, which presents SMD’s contractual obligations and commitments at December 31, 2007:

Payments Due by Period ($ thousands)

	Total	Less than One Year	1-3 years	4-5 years	After 5 years
Long-Term Debt Obligations	6,150	4,067	2,082	-	-
Capital Lease Obligations	-	-	-	-	-
Operating Leases	487	121	323	43	-
Purchase Obligations	-	-	-	-	-
Total	6,637	4,188	2,405	43	-

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

N/A.

Quantitative and Qualitative Disclosures About Market Risk

N/A.

Our Board investigated, considered and evaluated the terms of the Purchase Agreement for the SMD Purchase.  Based on its review, our Board has determined that the SMD Purchase is advisable, fair to, and in the best interests of the shareholders of Timberline Resources and recommends that you vote FOR approving the issuance of our Common Shares to be paid as consideration pursuant to the Purchase Agreement.  All proxies executed and returned will be voted FOR ratification and approval of the issuance of the Common Shares to be paid as consideration pursuant to the Purchase Agreement unless the proxy specifies otherwise.

PROPOSAL 4 - PROPOSAL TO APPROVE THE FINANCING AND SHARE AUTHORIZATION

This proxy does not constitute an offer of any securities of the Company for sale.  Any securities to be issued in the SMD Purchase and sold in the private sale of the Company’s securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933.

General Information

The purpose of this proposal is to obtain shareholders approval, for the purposes of satisfying the requirements of Idaho law and sections 712 and 713 of the American Stock Exchange Company Guide, of the issuance, at the discretion of the Board, of up to 35 million Common Shares of Timberline Resources or securities convertible or exercisable into such Common Shares in the proposed Financings (as defined below) as outlined below (the “Financing and Share Authorization”).   The Company intends to use the net proceeds of the Financings to fund the purchase price of SMD, to redeem, in full, its 4.7 million outstanding shares of Series A Preferred Stock, for working capital and general corporate purposes and to pay related fees and expenses.

In addition to the anticipated issuance of shares in the private placement discussed by this proposal , 4,672,897 shares of common stock (valued at $15 million based on $3.21 per share, the average closing price for the 30 day period prior to the date of signing of the Purchase Agreement) will be issued directly to the owner of SMD as partial consideration for the anticipated SMD Purchase pursuant to Proposal 3.  See Proposal 3 of this proxy statement for information regarding the SMD Purchase.

Pursuant to our Articles of Incorporation and applicable state law, and limited only by the number of shares authorized for issuance under our Articles of Incorporation, our Board has the power, without submitting the matter to shareholder vote or approval, to issue securities of the Company, from time to time, for any consideration the Board deems appropriate.  Under Idaho law, if we enter into a series of integrated transactions where the number of securities issued will comprise more than 20% of the voting power of the shares of the Company that were outstanding immediately before the transactions and if some of the securities will be issued for consideration other than cash, then we are required to seek shareholder approval for the transaction or related transactions.  The shares to be issued in the SMD Purchase and the securities to be issued in the Financings trigger this shareholder approval requirement under Idaho law.

Additionally, we are in the process of applying for a listing on the American Stock Exchange and therefore need to comply with the rules contained in the American Stock Exchange Company Guide.  Sections 712 and 713 of the American Stock Exchange Company Guide require shareholder approval of any transaction, other than a “public offering,” involving the sale, issuance, or potential issuance by an American Stock Exchange-listed company of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock.

Anticipated Financing

Our Board has determined that it is in the best interests of the Company and our shareholders to raise up to an aggregate of $75,000,000 through a private placement consisting of Units and Notes (together the “Financings”).   While the exact terms of the Financings are not yet determined, we are seeking shareholder approval for the Financings within the parameters set forth below.  We do not currently expect that the securities to be issued in the Financings will consist of or be convertible or exercisable into all 35 million shares for which approval is sought in this proposal.  We will not treat a shareholder approval under this proposal as an approval to issue any other Common Shares up to the 35 million Common Shares that were not issued under the Financings.  However, shareholder approval of this proposal is not considered applicable for the issuance of any shares other than in the Financings, even if all shares are not issued or issuable in the Financings ..

If the conversion or exercise prices on the warrants and/or convertible notes adjusts such that upon conversion or exercise more than 35 million Common Shares would be issued in the financing, unless and until shareholder approval of an increased number of Common Shares is received, the number of Common Shares issuable initially in the financing and upon conversion or exercise of the notes and warrants may not exceed 35 million Common Shares.

The American Stock Exchange has indicted its preference to us that any action taken pursuant to this proposal be completed within 90 days of the meeting date.  We do not currently anticipate any problems arising that would prevent us from taking action under this proposal within 90 days of the meeting date, however, no assurance can be given that we will be able to meet Amex’s preference for action within 90 days.

Parameters of Financing Terms

Unit Terms
Units

Each Unit shall consist of:

•

one share of common stock, par value $.001 per share (the “Common Shares”); and

•

one-quarter to one-half of a warrant (each whole warrant, a “Warrant”) to purchase a share of common stock (a “Warrant Share”) with an initial exercise price set at no less than a 15% premium to the trading price of the Company’s common stock on the trading day immediately preceding the closing date of the Financings

Offering Price per Unit	The price will be no more than a 10% discount to the trading price of the Company’s common stock on the trading day immediately preceding the closing date of the Financings.
Warrant Exercise Rights

The Warrants will be exercisable until the second anniversary of the closing.  The exercise price of the Warrants shall be subject to adjustments for customary dilutive events, including stock splits, stock dividends, combinations of shares and recapitalizations and equity offerings at a price below the initial exercise price or the then applicable exercise price on a weighted average basis to reflect the size and price of the offering.

Note Terms
Maturity Date	[ ], 2013, or approximately five years from the date of issuance.
Interest Rate	[4-10]% per year. Interest will be payable in cash semi-annually in arrears.
Guarantors

The Notes will be unconditionally guaranteed, jointly and severally, by all of the Company’s existing and future domestic subsidiaries (together, the "Guarantors").  Although terms have not yet been determined, if the Notes are secured, the Notes will be unconditionally guaranteed on a senior secured basis.

Security Interest

In addition to the existing security interests on the assets, we expect the Notes will be secured and will grant additional security interests on a portion of or substantially all of the Company’s tangible and intangible assets.  However, we do not know at this time what ranking these security interests will have.  If required, the holders of the Notes, the collateral agent under the indenture governing the Notes and other collateral holders will enter into a customary intercreditor agreement to reflect the sharing of collateral and related matters.

Offering Price	Each Note will be issued at a price equal to 100% of its principal amount plus accrued interest, if any, from the closing date.
Conversion Rights

Holders of the Notes may convert Notes into shares of the Company’s common stock, par value $0.001 per share (the "Common Stock"), at any time and from time to time prior to maturity, with an initial exercise price set at no less than a 15% premium to the trading price of the Company’s common stock on the trading day immediately preceding the closing date of the Financings.

For example, using the closing price on April 21, 2008 and assuming a 20% premium, the exercise price would be $4.08 (equivalent to an initial conversion rate of approximately 246 shares of Common Stock per $1,000 principal amount of Notes).  In this example, assuming the issuance of $37,500,000 of Notes, there would be approximately 9,225,000 shares initially issuable upon conversion of the Notes, as of the closing of the offering, subject to adjustment under certain circumstances.

The conversion price and conversion rate will be adjusted for customary dilutive events, including stock splits, stock dividends, combinations of shares and recapitalizations and equity offerings at a price below the initial conversion price or the then applicable conversion price, in each case on a weighted average basis to reflect the size and price of the offering.

Fundamental Change Protection

If Holders elect to convert Notes in connection with a change of control transaction constituting a fundamental change pursuant to which approximately 10% to 20% or more of the consideration for the Company’s Common Stock (other than with respect to cash payments for fractional shares  or dissenters’ appraisal rights) consists of cash, securities or other property that is not Common Stock or other equity interests to be traded on a U.S. national securities exchange immediately following such transaction, then we will increase the then applicable conversion rate by a number of additional shares.  The number of additional shares will be determined by reference to a customary table  based on the effective date and the price paid per share of our Common Stock in such transaction.

If Holders of the Company’s Common Stock are to receive only cash in the fundamental change transaction pursuant to the agreement relating to such transaction, then the price paid per share will be the cash amount paid per share.  Otherwise, the price paid per share will be the average of the closing sale prices of our Common Stock on the five trading days prior to but not including the effective date of such fundamental change transaction.

In the case of a fundamental change pursuant to which the acquiror or survivor is a public, listed company, the Company may, in lieu of adjusting the conversion rate as described in the first paragraph of this section, elect to adjust the conversion obligation and the conversion rate such that, from and after the effective date of such transaction, Holders will be entitled to convert Notes, subject to the satisfaction of certain conditions, based on the number of shares of common stock of the public acquirer by adjusting the then applicable conversion rate of the Notes in effect immediately before this fundamental change transaction by a fraction:

•

the numerator of which will be:

o

in the case of a share exchange, consolidation, merger or binding share exchange pursuant to which the Company’s Common Stock is converted into cash, securities or other property, the average value of all cash and any other consideration as determined by the Company’s board of directors paid or payable per share of Common Stock, or

o

in the case of any other such fundamental change transaction, the average of the closing sale prices of the Company’s Common Stock for the five consecutive trading days prior to but excluding the effective date of such transaction, and

•

the denominator of which will be the average of the closing sale prices of the public acquiror common stock for the five consecutive trading days next succeeding the effective date of such transaction.

Dividend Protection

Each Holder of the Notes will be entitled to receive, at the Company’s option, a cash payment or an adjustment to the then applicable conversion price to provide the Holder with the benefit of any cash dividends paid in respect of the Company’s Common Stock.

Change of Control Repurchase Right of Holders

Upon a change of control, the Company will be required to make an offer to repurchase all or a portion of the Notes at a repurchase price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest to but excluding the repurchase date.

Principal Covenants

The indenture governing the Notes will contain covenants limiting the Company and the Company’s restricted subsidiaries ability to:

•

incur additional indebtedness or issue certain preferred stock;

•

pay dividends, redeem preferred stock or subordinated indebtedness or make other restricted payments;

•

issue capital stock of its subsidiaries;

•

designate its subsidiaries as unrestricted subsidiaries;

•

change its line of business;

•

transfer or sell assets, including capital stock of its subsidiaries;

•

grant liens on its assets;

•

enter into certain transactions with affiliates; and

•

merge, consolidate or transfer substantially all of its assets.

The covenants to be contained in the indenture governing the Notes will be based of certain definitions and will be subject to customary exceptions.

Events of Default

The indenture under which the Notes will be issued will contain customary events of default and remedies.  If an event of default on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest and additional interest, if any, may be declared immediately due and payable, subject to certain conditions set forth in the indenture.  These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company.

Other General Terms applicable to the Financings
Registration Rights

The Company expects it would be obligated to file a registration statement with respect to the resale of the Common Shares and the Warrant Shares to be sold in this offering, the Notes, and the shares of Common Stock issuable upon conversion of the Notes (the “Registrable Securities”) with the SEC.  If the registration statement is not effective within the time period negotiated in the Financings (currently expect to be 180 days from Closing), we may be obligated to pay liquidated damages to the investors in the Financings.

Private Placement; Form	The Common Shares and Warrants are being offered and sold pursuant to Section 4(2) and/or Regulation D of the Securities Act of 1933.
Conditions to Closing	Investors’ obligation to purchase the securities in the Financings would be subject to the following conditions:

• satisfactory completion by the purchasers of due diligence;
• execution of satisfactory definitive documentation;
• no material adverse change in the business, assets, condition or prospects of the Company; • consummation of the acquisition of Small Mine Development, LLC; • receipt of necessary consents; and
• other customary conditions precedent for a similar transactions.

There can be no assurance that we will be able to complete the Financings within these parameters.  The 35 million Common Shares we are asking you to approve in this proposal would cover all of the underlying shares to be issued and initially issuable at the closing based on the expected initial exercise prices of the warrants and conversion price of the Notes ~~..~~  without giving effect to any anti-dilution protections contained in the agreements under which these securities will be issued in the Financings.  The securities may be issued for less than the greater of book or market value of the stock.  We expect that the Units will be issued at no more than a 10% discount to the Company’s common stock on the trading day immediately preceding the closing date of the Financings.  We will only consider the shareholder vote as valid for the amount of Common Shares or securities convertible or exercisable into such Common Shares as are issued in the Financings.

The American Stock Exchange has indicted its preference to us that any action taken pursuant to this proposal be completed within 90 days of the meeting date.  We do not currently anticipate any problems arising that would prevent us from taking action under this proposal within 90 days of the meeting date, however, no assurance can be given that we will be able to meet Amex’s preference for action within 90 days.

The closing of the SMD Purchase (see Proposal 3) is contingent on receiving satisfactory Financings in order to consummate the SMD Purchase and fund the working capital requirements of SMD and receiving proper shareholder approval of these Financings in addition to obtaining approval of the SMD Purchase.  We cannot complete the SMD Purchase if both this proposal and Proposal 3 are not approved.

If you vote FOR both Proposals 3 and 4, you are authorizing us , within the limitations set forth in the Proposals, to issue up to 39,672,897 Common Shares ( up to 35 million Common Shares under this proposal and 4,672,897 shares under Proposal 3 to be issued to the owner of SMD as partial consideration for the SMD Purchase).

Use of the Financings Proceeds

If the Financings are completed, we intend to use the net proceeds for the following:

•

$45,000,000 to be paid to Mr. Guill in cash as part of the purchase price for the SMD Purchase (see Proposal 3);

•

$10,000,000 to be used to purchase the outstanding Timberline Resources Series A Preferred Shares held by former Kettle Drilling Inc. owners (see “Certain Relationships and Related Transactions” in Proposal 1 for a description of the Series A Preferred Shares); and

•

approximately $13,800,000 for working capital requirements.

There can be no assurance that we will complete the Financings or the SMD Purchase ..

Effect on Existing Stockholders

As of March 28, 2008, there are 27,279,903  Common Shares issued and outstanding.  All the existing holders of our Common Shares will be diluted proportionately if the 35 million shares or any portion thereof of Common Shares issued through the Financings are approved.  Additionally, if a substantial portion of the Common Shares approved in this proposal is acquired by one person or entity, or a group of persons or entities acting together, then that person(s) or entities will be able to exert substantial influence over or actually control the outcome of subsequent shareholder votes.

Our Common Shares have no preemptive or similar rights, although such right could be granted in the Financings or future capital raises.

For a discussion of risk factors related to the SMD Purchase and the related Financings, please see the “Risk Factors Relating to the SMD Acquisition and Proposed Financings” discussion in Proposal 3.

Principal Effects of Nonapproval

If shareholders do not approve this proposal, issuance of the Common Shares under the Financing and Share Authorization will not be approved.  Consequently, we will not have the financial resources to close the SMD Purchase, which will then be terminated.

The Board recommends that you vote FOR the approval of this proposal to give the Board discretion to issue up to 35 million Common Shares to complete the Financings ..  All proxies executed and returned will be voted FOR ratification and approval of the issuance of Common Shares unless the proxy specifies otherwise.

PROPOSAL 5 — APPROVAL OF THE AWARDS INCREASE

GENERAL QUESTIONS

What am I voting on?

The Company’s Board of Directors has approved an increase in the number of shares authorized for issuance under the Company’s Amended 2005 Equity Incentive Plan (“Amended 2005 Plan”).

The Board determined that is was in the best interests of the Company and the stockholders for the Company to increase the number of shares available for issuance under the Amended 2005 Plan for the issuance of awards under the plan, to reflect an increase in the number of Common Shares issued and outstanding.  Currently, the Company’s Amended 2005 Plan as approved by the shareholders provides for the issuance of up to 2,750,000 Common Shares.

Based on Common Shares issued and outstanding as of September 30, 2007, the Board has recommended an increase of  4,250,000 shares of common stock to the shares available for issuance of options under the Amended 2005 Plan.  Following the amendment, the Amended 2005 Plan will provide for  7,000,000 shares of common stock for stock options.

This proposal is to ratify the Awards Increase as approved by the Board.

Who is eligible to participate in the Plan?

Any employee, officer, director, consultant, independent contractor, or director of or providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to be designated a participant in the Plan.

What benefit amounts will be received under the Plan?

Awards under the Amended 2005 Plan will be determined by the Board of Directors or the Committee.

The following description of certain features of the Amended 2005 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended 2005 Plan that is attached hereto as Exhibit B. Capitalized terms used herein are defined in Paragraph 2 of the Amended 2005 Plan.

PURPOSE OF THE PLAN

The purpose of the Amended 2005 Plan is to advance the interests of our Company by allowing us to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in our Company and incentives to expend maximum effort for the growth and success of our Company so as to strengthen the mutuality of the interests between the Eligible Individuals and the shareholders of Timberline Resources Corporation

ELIGIBILITY

Awards may be granted under the Amended 2005 Plan to any Eligible Individual as determined by the Board of Directors or the Compensation Committee (the “Committee”) that may be appointed by the Board of Directors, from time to time on the basis of their importance to the business of the Company pursuant to the terms of the Amended 2005 Plan.  Eligible Individual is defined in the Amended 2005 Plan as any Employee, Director or Consultant of the Company.  Employee includes any person employed by the Company or an Affiliate of the Company, but mere service as a director is not sufficient to constitute “employment”.

ADMINISTRATION

The Amended 2005 Plan shall be administered by Board of Directors or the Committee, which has the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Amended 2005 Plan deemed by the Board or the Committee to be necessary or appropriate to the administration of the Amended 2005 Plan, any Award granted or any Award Agreement entered into thereunder. The Board or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the

Amended 2005 Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Amended 2005 Plan into effect as it may determine in its sole discretion. The decisions by the Board or the Committee are final, conclusive and binding with respect to the interpretation and administration of the Amended 2005 Plan, any Award or any Award Agreement entered into under the Amended 2005 Plan.

LIABILITY AND INDEMNIFICATION

No covered individual shall be liable for any action or determination made in good faith with respect to the Amended 2005 Plan, any Award granted or any Award Agreement entered into hereunder.  The Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company, as amended, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Amended 2005 Plan, any Award granted or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company, as amended.  Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such covered individual under the Amended 2005 Plan or arising out of such Covered Individual’s own fraud or bad faith.

COMMON STOCK AVAILABLE FOR AWARDS

The common stock that may be issued pursuant to Awards granted under the Amended 2005 Plan is treasury shares or authorized but unissued shares of the Company’s common stock. The total number of shares of common stock that may be issued pursuant to Awards granted under the Amended 2005 Plan is currently 2,750,000 shares.  If the Awards Increase is authorized, the number of common stock that may be issued pursuant to Awards granted under the Amended 2005 Plan will be 7,000,000.

OPTIONS, TERM AND EXERCISE PRICE

Unless otherwise determined by Board of Directors or the Committee, the exercise price of the common stock subject to an option is the fair market value of the stock on the date the option is granted.  Under the Amended 2005 Plan, there is no restriction applicable to ten percent shareholders and they can participate on an equal basis as other participants.

The Board of Directors or the Committee determines the option exercise period for each option, not to exceed ten years from the grant date.

CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control of the Company, the Board of Directors or the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Amended 2005 Plan, (ii) that Awards shall terminate, provided however, that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, and/or (iii) that Awards shall terminate provided that Participants shall be entitled to a cash payment equal to the excess of the aggregate Change in Control Price with respect to shares subject to the vested portion of the Award over the aggregate Exercise Price of the shares subject to the vested portion of the Award. In the event that the Committee does not terminate an Award upon a Change in Control of the Company, then each outstanding Award shall upon exercise thereafter entitle the holder thereof to such number of shares of common stock or other securities or property to which a holder of shares of common stock would have been entitled to upon such Change in Control.

TRANSFERABILITY OF AWARDS

Incentive Stock Options (“ISO”).  An ISO is not transferable except by will or by laws of descent and distribution and is exercisable during the lifetime of the Option Holder only by the Option Holder.

Non-qualified Stock Options.  Unless otherwise provided in the applicable Option Agreement, a Non-qualified Stock Option is not transferable except by will or by laws of descent and distribution and is not exercisable during the lifetime of the Option Holder only by the Option Holder.

Stock Appreciation Rights (“SAR”). Unless otherwise provided in the applicable SAR award, a SAR is not  transferable during the life time of the Participant.

Unvested Rights. No Participant is entitled to sell, pledge or otherwise transfer, with or without consideration, any SARs, any unvested Option Shares, or any unvested Bonus Shares.

AMENDMENT AND TERMINATION OF PLAN

The Board of Directors may, at any time and from time to time, amend, suspend or terminate the Amended 2005 Plan as to any shares of common stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of Timberline Resources Corporation at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company, as amended.

The Board of Directors, or the Committee that may be appointed by the Board of Directors to administer the Amended 2005 Plan, may suspend or terminate the plan at any time. Unless sooner terminated, the Amended 2005 Plan will terminate on the fifth (5th) anniversary of its plan adoption date. No Award may be granted under the Amended 2005 Plan while it is suspended or after it is terminated.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

EXHIBITS

APPENDIX A

Form Proxy Card;

APPENDIX B

Amended 2005 Equity Incentive Plan

APPENDIX C

Stock Purchase Agreement for Small Mine Development, LLC

APPENDIX D

Fairness Opinion of Jefferies & Company, Inc.

APPENDIX E

Historical Financial Statements of Small Mine Development, LLC

By Order of the Board of Directors,

Randal Hardy
Secretary

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

[date]

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

THE PROXY CARD ACCOMPANIES THIS PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS OF

TIMBERLINE RESOURCES CORPORATION

[Date of Annual Meeting]

PROXY  SOLICITED BY BOARD OF DIRECTORS

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible	COMPANY NUMBER
FACSIMILE - Sign, date and fax your proxy card to Corporate Secretary at (208) 664-4860	ACCOUNT NUMBER
CUSIP NUMBER

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☐

The Board of Directors Recommends a Vote “FOR ALL NOMINEES” in Item 1.		The Board of Directors Recommends a Vote “FOR” Items 2 through 5.
Item 1. ELECTION OF DIRECTORS.		Items 2 through 5.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*	NOMINEES ™ Randal Hardy ™ John Swallow ™ Paul Dircksen ™ Eric Klepfer ™ Vance Thornsberry ™ Ron Guill ™ James Moore Vote FOR an individual nominee by filling in the appropriate circle above.

Item 2.

Ratification of the Appointment of Independent Registered Public Accounting Firm

Item 3.

Approval of SMD Purchase

Item 4.

Approval of the Financing and Share Authorization

Item 5.

Approval of the Awards Increase

FOR AGAINST ABSTAIN ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

INSTRUCTION:  By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee.  However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).

______________________________________________
To change the address on your account, please check this box ☐ and indicate your new address in the space below.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

______________________________________________

______________________________________________

______________________________________________

_____________________________________________________________

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any Item, but your shares will still be counted for the purposes of establishing a quorum at the annual meeting.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and FOR Items 2-5 will be voted at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING:   ☐

PLEASE SIGN YOUR PROXY ON THE REVERSE SIDE

A-1

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder: _____________________________________________________________________  Date: ________

Print Name: ________________________________________________________________________________

Title: _____________________________________________________________________________________

Signature of Stockholder: _____________________________________________________________________  Date: ________

Print Name: ________________________________________________________________________________

Title: _____________________________________________________________________________________

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

A-2

APPENDIX B TO PROXY STATEMENT

TIMBERLINE RESOURCES CORPORATION

AMENDED 2005 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors on August 31, 2006

Approved by Shareholders on September 22, 2006

Termination Date:  August 31, 2011

1.

PURPOSES.

(a)

Available Stock Awards.  The purpose of this Plan is to provide a means by which Eligible Recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards:  (i) Incentive Stock Options, (ii) Non-qualified Stock Options, (iii) Stock Bonuses, and (iv) Stock Appreciation Rights.

(b)

General Purpose.  The Company, by means of this Plan, seeks to retain the services of Eligible Recipients, to secure and retain the services of new members of this group, and to provide incentives for Participants to exert maximum efforts for the success of the Company and its Affiliates.

2.

DEFINITIONS.

(a)

“Affiliate” of the Company means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in §§424(e) and (f), respectively, of the Code.

(b)

“Board” means the board of directors of the Company, as such board may be duly constituted from time to time.

(c)

“Bonus Shares” means the shares of Common Stock issued or issuable pursuant to an award of a Stock Bonus.

(d)

“Business of the Company” as of any designated date means (i) mineral exploration and development, and (ii) any other business conducted or publicly announced by the Company or any of its Affiliates, if any, as of such date.

(e)

Termination for “Cause” means termination of a Participant’s employment or other association with the Company principally due to and within thirty (30) days following actual knowledge of the Board of any of the following:

(i)

indictment, conviction or a plea of nolo contendre of the Participant of any crime involving moral turpitude, or any felony;

(ii)

any willful misconduct, gross negligence, or gross neglect of the Participant’s duties to the Company;

(iii)

any illegal use by the Participant of any controlled substances, or any severe alcoholic intoxication on Company premises;

(iv)

any discrimination by the Participant against or harassment of the Company’s employees, customers, vendors or guests, which behavior is illegal or civilly actionable under federal or state law;

(v)

falsification of any report or document (regardless of medium) by the Participant, related to the business of the Company;

(vi)

failure to use best efforts to comply with any reasonable legal directive of the Board or of the Company’s Chief Executive Officer, which failure continues after warning;

(vii)

any repeated material violation of any generally applicable written Company policy;  or

(viii)

any breach by the Participant of any Employment Agreement or Confidentiality Agreement to which the Participant may be subject, which breach is not cured to the Company’s reasonable satisfaction within ten (10) days following written notice thereof by Company to the Participant.

Occasional, unrelated, unrepeated, ordinary mistakes shall not constitute grounds for termination of a Participant for Cause, for purposes of this Plan.

(f)

 “Change of Control” means (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other corporation or other entity, or a merger of another corporation or other entity into the Company, or any other corporate reorganization, in connection with any of which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization, or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of fifty percent (50%) of the Company’s outstanding voting power is transferred.

(g)

 “Code” means the Internal Revenue Code of 1986, as amended.

(h)

 “Committee” shall have the meaning set forth in §3(a), below.

(i)

 “Common Stock” means the voting Common Stock of the Company.

(j)

 “Company” means Timberline Resources Corporation, an Idaho corporation.

(k)

 “Consultant” means any person (i) engaged full-time or part-time by the Company or an Affiliate of the Company to render consulting or advisory services and who is compensated for such services, or (ii) who is a member of the board of directors of an Affiliate of the Company.

(l)

 “Continuous Service” of a Participant means that the Participant’s service with the Company or an Affiliate of the Company, whether as an Employee, Director or Consultant, is not interrupted.  A Participant’s Continuous Service shall not be deemed to have been interrupted merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate of the Company as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service  (for example, a change in status from an Employee of the Company to a Consultant of an Affiliate of the Company or a Director of the Company will not constitute an interruption of Continuous Service).  Authorized vacations and other authorized leaves of absence (such as sick leave, military leave, maternity leave, and jury duty) shall not result in interruption of Continuous Service.  The Board shall determine in its sole discretion whether Continuous Service shall be considered interrupted in the case of any unauthorized leave of absence of a Participant.

(m)

 “Director” means a member of the Board, as the Board may be duly constituted from time to time.

(n)

 “Disability” means the permanent and total disability of a person within the meaning of §22(e)(3) of the Code.

(o)

 “Eligible Recipients” means the Employees, Directors and Consultants of the Company.

(p)

 “Employee” means any person employed by the Company or an Affiliate of the Company.  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate of the Company shall not be sufficient to constitute “employment” by the Company or an Affiliate of the Company.

(q)

 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)

 “Fair Market Value” or “FMV” of a share of Common Stock means:

(i)

in connection with any effective registration under the Securities Act and public sale of Common Stock by the Company, the gross offering price per share to the public; or

(ii)

otherwise, if there exists a public market for the Common Stock, the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on any exchange on which the Common Stock is listed, as published in the Western Edition of The Wall Street Journal, for the five (5) trading days immediately preceding the date of determination of FMV; or otherwise, the fair market value thereof as determined in good faith by the Board.

(s)

 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of §422 of the Code and the regulations promulgated thereunder.

(t)

 “Non-qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u)

 “Officer” means a person who is an officer of the Company within the meaning of §16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)

 “Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to this Plan.

(w)

 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of this Plan.

(x)

 “Optionholder” means a person to whom an Option is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Option.

(y)

 “Option Shares” means the shares of Common Stock underlying and subject to acquisition as a result of exercise of an Option.

(z)

 “Outside Director” means a Director of the Company who is both (i) an “outside director” for purposes of §162(m) of the Code, and (ii) a “non-employee director” for purposes of Rule 16b-3.

(aa)

 “Participant” means a person to whom a Stock Award is granted pursuant to this Plan or, if applicable, any other person who holds an outstanding Stock Award.

(bb)

 “Plan” means this Timberline Resources Corporation 2004 Equity Incentive Plan.

(cc)

 “Public Registration” means the earlier to occur of (i) the effectiveness of a registration statement filed by the Company with the U.S. Securities and Exchange Commission under the Securities Act with respect to the Common Stock, or (ii) registration of the Company under the Exchange Act.

(dd)

 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ee)

 “SAR” means a Stock Appreciation Right, i.e. the contractual right to receive a cash bonus on or before a designated date in an amount equal to the increase (if any) between the FMV as of the date of issuance of the SAR (or other designated base date) and the FMV as of the date of exercise or expiration of the SAR (or other designated end date).

(ff)

 “Securities Act” means the Securities Act of 1933, as amended.

(gg)

 “Stock Award” means any right granted under this Plan, including an Option, a Stock Bonus and/or a SAR.

(hh)

 “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of this Plan.

(ii)

 “Stock Bonus” means an outright grant of Common Stock to a Participant, for which a Participant pays no consideration or less than Fair Market Value.

(jj)

 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to §424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

3.

ADMINISTRATION.

(a)

General.  The Board may delegate administration of this Plan to a committee of one or more Directors (a “Committee”).  If the Board delegates administration of this Plan to a Committee, the Committee shall have, in connection with the administration of this Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board.  Following a Public Registration, the Committee shall consist exclusively of one or more Outside Directors.  The Board may abolish the Committee at any time and revest in the Board the administration of this Plan.  If no Committee is appointed by the Board or if the Committee has been abolished without replacement, the entire Board shall constitute the Committee for purposes of this Plan.

(b)

Administration by Committee.  The Committee shall administer this Plan.  The Committee shall have the power, subject to, and within the limitations of, the express provisions of this Plan:

(i)

Determination of Grants.  To determine from time to time which Eligible Recipients shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award (which need not be identical); and the number of shares with respect to which a Stock Award shall be granted to each Participant.

(ii)

Interpretation. To construe and interpret this Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in this Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

(iii)

Amendments.  To amend this Plan as provided in §15, below.

(iv)

General.  Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of this Plan.

4.

SHARES SUBJECT TO THIS PLAN.

(a)

Share Reserve.  Subject to the provisions of §6(l) below, the Common Stock that may be issued pursuant to Stock Awards (not including SARs) shall not exceed in the aggregate Two million seven-hundred fifty thousand (2,750,000) shares of Common Stock (the “Share Reserve”).  There is no limit upon the number of SARs that may be awarded to Participants.

(b)

Reversion of Shares to the Share Reserve.  If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Option Shares not acquired under such Option shall revert to the Share Reserve and again become available for issuance under this Plan.  If any Option Shares or Bonus Shares are forfeited prior to vesting, such Option Shares or Bonus Shares shall revert to the Share Reserve and again become available for issuance under this Plan.

(c)

Source of Shares.  The Common Stock subject to this Plan may be unissued shares or reacquired shares in treasury.

5.

ELIGIBILITY.

(a)

Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees.  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)

Ten Percent Shareholders.  Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option on an equal basis with any other permitted participant.

(c)

Section 162(m) Limitation.  Following a Public Registration, and subject to the provisions of §6(m) below, no Employee shall be granted Stock Awards covering more than one hundred fifty thousand (150,000) shares of Common Stock during any calendar year if and to the extent that such grant(s) would cause such Employee to receive excessive (and therefore non-deductible) remuneration under §162(m) of the Code and the rules and regulations promulgated thereunder.

6.

OPTION PROVISIONS.

(a)

General.  Each Option shall be evidenced and governed by an Option Agreement, in such form and containing such terms and conditions as the Committee shall deem appropriate.  Each Option may be exercised, to the extent vested, in whole or in part, at any time and from time to time.  All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and a separate certificate or certificates will be issued for Option Shares purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option Agreement shall incorporate by reference the provisions of this Plan.

(b)

Term.  Unless otherwise provided in an individual Option Agreement, no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

(c)

Exercise Price.

(i)

Incentive Stock Options.  Subject to the provisions of §5(b) above, the exercise price of each Incentive Stock Option shall equal one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of §424(a) of the Code.

(ii)

Non-Qualified Stock Options.  Unless otherwise provided in an Option Agreement, the exercise price of each Non-qualified Stock Option shall equal one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

(d)

Incentive Stock Option Limitations.

(i)

Shareholder Approval.  This Plan, and the ISOs issued pursuant to this Plan have not, as of the date of adoption, been approved by the shareholders of the Company as provided in Section 422(a) of the Code.  No ISO may be issued pursuant to this Plan absent such shareholder approval, which must occur, if at all, within 12 months after the date of adoption of this Plan.

(ii)

$100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

(e)

Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid at the time the Option is exercised either (1) in cash, or (2) if (and only if) explicitly permitted in the applicable Option Agreement, to the extent allowed by applicable statutes and regulations:

(i)

Pyramiding. By delivery to the Company of already owned shares of Common Stock that either have been held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or were not acquired, directly or indirectly, from the Company, and that are owned free and clear of any liens, claims, encumbrances, or security interests; provided, however, that no Option may be so exercised to the extent it would constitute a violation of the provisions of any law, regulation, or agreement restricting the redemption of the Company’s stock.  Shares of Common Stock so delivered in payment of the exercise price of an Option shall be valued at the FMV thereof as of the date of exercise of the Option.

(ii)

Net Issue (“Cashless”) Exercise. If at any time when an Option is otherwise exercisable the FMV of one share of Common Stock is greater than the exercise price for the Option, the Optionholder may notify the Company of his or her election to exercise the Option in whole or in part by Net Issue Exercise by delivering a such notification together with surrender of the Option Agreement as provided herein, and the Optionholder shall receive from the Company a number of shares of Common Stock equal to:

A  x  (FMV - Exercise Price)

FMV

where A equals the number of Option Shares as to which the Option is being exercised by Net Issue Exercise.

 (iii)

Other.  In any other form of legal consideration that may be acceptable to the Committee.

(f)

Transferability.

i.

Incentive Stock Options. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution.

ii.

(ii) Non-qualified Stock Options.  Unless otherwise provided in the applicable Option Agreement, a Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution.

(g)

Vesting.

(i)

Schedule.  Unless otherwise provided in the applicable Option Agreement, each Option shall vest (i.e. become exercisable) as to one-third of the total number of Option Shares subject to the Option one (1) year following the applicable Date of Grant, and the Option shall vest as to two-thirds (the remainder) of the Option Shares over the subsequent two (2) year period in eight (8) equal quarterly increments.

(ii)

Cessation.  Vesting of all Options shall cease upon the Optionholder’s termination of Continuous Service, regardless of the reason for termination, except as otherwise provided in §10, below.

(h)

Early Termination.

(i)

Disability.  In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder or his or her representative may exercise his or her Option (to the extent vested as of the date of termination), but only within such period of time ending on the earlier of (A) the date twelve (12) months following such termination, or (B) the expiration of the term of the Option as set forth in the Option Agreement.  If and to the extent, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(ii)

Death.  In the event (A) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (B) the Optionholder dies within three (3) months after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent vested as of the date of termination) by the Optionholder’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (1) the date twelve (12) months following the date of termination, or (2) the expiration of the term of such Option as set forth in the Option Agreement.  If and to the extent, after death, an Option is not exercised within the time specified herein, the Option shall terminate.

(iii)

Other Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than due to the Optionholder’s death or Disability, and other than due to termination for Cause), the Optionholder may exercise his or her Option (to the extent vested as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Optionholder’s Continuous Service, or (B) the expiration of the term of the Option as set forth in the Option Agreement.  If and to the extent that, after termination, an Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(iv)

Extension of Termination Date.  Notwithstanding the foregoing, if the exercise of an Option following termination of an Optionholder’s Continuous Service is prohibited at any time when the Optionholder otherwise desires to exercise the Option, solely because an exemption from the registration requirements of the Securities Act and/or any applicable state securities law is not available, then the Option shall terminate on the earlier to occur of (A) three (3) months after the date on which such an exemption first becomes available, or (B) the expiration of the term of the Option as set forth in the Option Agreement.

(v)

Termination for Cause.  In the event that an Optionholder’s employment or other association with the Company is terminated by the Company for Cause, all Options held by such Optionholder (whether or not vested) shall thereupon immediately terminate.

(i)

Early Exercise.  If (and only if) explicitly permitted in the applicable Option Agreement, the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise any or all of the unvested portion of the Option (“Early Exercise”).  Any Option with respect to which Early Exercise is available, shall be subject to the following:

(i)

Partial Exercise.  Partial exercise of a partially vested Option shall be deemed to cover first the vested portion of the Option and then the earliest vesting installment of the unvested portion of the Option.

(ii)

$100,000 ISO Limitation.  If the Option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which the Option plus all other Incentive Stock Options held by the Optionholder are exercisable for the first time during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

(iii)

Repurchase of Unvested Shares.  In the event that, following Early Exercise, the Optionholder’s Continuous Service is interrupted prior to the date on which the Option would have been fully vested, an appropriate portion of the Option Shares acquired by Early Exercise shall be subject to repurchase by the Company, at the option of the Company exercisable at any time within sixty (60) days following the date of such interruption, for cash in an amount equal to the exercise price thereof.

(j)

Re-Load Options.  If (and only if) explicitly permitted in the applicable Option Agreement, in the event an Optionholder exercises an Option in whole or in part by pyramiding or by cashless exercise prior to expiration or earlier termination of the Option, the Optionholder shall be entitled to a further Option (a “Re-Load Option”) upon exercise of the Option.  Any such Re-Load Option shall be subject to the following:

(i)

Number of Shares.  The number of Option Shares subject to a Re-Load Option shall equal (A) the number of shares surrendered as part or all of the exercise price of such Option, in the event of pyramiding, or (B) the number of Option Shares foregone, in the event of cashless exercise.

(ii)

Expiration Date.  The expiration date of the Re-Load Option shall be the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option.

(iii)

Exercise Price.  The exercise price for the Re-Load Option shall equal one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option.

(iv)

Subject to Plan.  The Re-Load Option shall be subject to this Plan.

(v)

Same Type of Option.  If the original Option was a Non-qualified Stock Option, the Re-Load Option also shall be a Non-qualified Stock Option. If the original Option was an Incentive Stock Option, the Re-Load Option also shall be an Incentive Stock Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in §6(d)(ii) above and in §422(d) of the Code.

(vi)

No Further Re-Loads.  There shall be no Re-Load Options on a Re-Load Option.

(vii)

Limitations.  Any Re-Load Option shall be subject to the availability of sufficient shares under §4(a) and the “Section 162(m) Limitation” on the grants of Options under §5(c), above

(k)

No Shareholder Rights.  No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares subject to an Option unless and until such Participant has exercised and satisfied all requirements for exercise of the Option pursuant to its terms.

(l)

Stock Splits.

(i)

Forward Stock Splits.  If at any time the number of shares of Common Stock outstanding shall be increased by a subdivision or split-up of shares of Common Stock, or by a stock dividend or recapitalization, then, effective upon the date of such increase, (A) the number of Option Shares to be delivered upon exercise of each outstanding Option shall be increased so that the Optionholder will be entitled to purchase the number of shares of Common Stock that such Optionholder would have owned immediately following such action had his or her Option been exercised immediately prior thereto, and (B) the number of shares of Common Stock subject to the Share Reserve shall be increased proportionately.

(ii)

Reverse Stock Splits. If at any time the number of shares of Common Stock outstanding shall be decreased by a combination of shares of Common Stock, then, effective upon the date of date of such combination, (A) the number of Option Shares to be delivered upon exercise of each outstanding Option shall be decreased so that the Optionholder will be entitled to purchase the number of shares of Common Stock that such Optionholder would have owned immediately following such action had his or her Option been exercised immediately prior thereto, and (B) the number of shares of Common Stock subject to the Share Reserve shall be decreased proportionately.

(iii)

Exercise Price Adjustment.  Whenever the number of Option Shares purchasable upon exercise of outstanding Options is adjusted pursuant to this §6(l), the exercise price payable upon exercise of each such Option shall be adjusted by multiplying the applicable exercise price in effect immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Option Shares purchasable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of Option Shares purchasable immediately thereafter.

(m)

Liquidation.  In the event of a liquidation of the Company, then effective immediately prior to such event (i) all outstanding Options shall terminate, and (ii) all unvested Option Shares and unvested Bonus Shares shall be forfeited and revert to the Company.

(n)

Reorganization, Reclassification, Consolidation, Merger or Sale.

(i)

Organic Changes. Any reorganization, recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, securities and/or other property of the Company and/or of any third party with respect to or in exchange for Common Stock, is referred to herein as an “Organic Change”.  In connection with any Organic Change, absent an election by the Board permitted under §6(n)(ii) immediately below, (A) the Company shall make appropriate provision to ensure that each Optionholder shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the Option Shares immediately theretofore acquirable upon exercise of his or her Option, such cash, securities and/or other property as such Optionholder would have received in connection with such Organic Change if such Optionholder had been entitled to exercise and had exercised his or her Option immediately prior to such Organic Change, and (B) the vesting, early termination and other provisions of this Plan and the applicable Option Agreement shall continue thereafter with respect to the Option and such cash, securities and/or other property to the extent possible.  The Company shall not effect any Organic Change unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument, the obligation to deliver to the Optionholder such cash, securities and/or other Property as, in accordance with the foregoing provisions, the Optionholder may be entitled to acquire.

(ii)

Accelerated Vesting/Termination.  In connection with any Organic Change, notwithstanding the provisions of §6(n)(i) above, the Board may elect instead (A) to accelerate the vesting of all outstanding Options, and (B) to require all Optionholders to decide whether to exercise their Options in connection with (and contingent upon the consummation of) the Organic Change.  Any Options not exercised following an election by the Board under this §6(n)(ii) shall terminate effective and contingent upon the consummation of the Organic Change.

(o)

Notice of ISO Disposition.  Each Optionholder acquiring Option Shares through exercise of an ISO shall notify the Company in writing within fifteen (15) days after the date of any disposition of any of such Option Shares that occurs (i) within two (2) years after the applicable Date of Grant, or (ii) within one (1) year after such Option Shares were acquired as a result of exercise of the ISO.

(p)

Exercise Procedure.  An Optionholder may exercise the vested portion of an Option (and the unvested portion of an Option if the applicable Option Agreement so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the applicable exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

7.

PROVISIONS OF STOCK BONUSES.

(a)

General.  Each Stock Bonus shall be evidenced and governed by a Stock Award Agreement, in such form and containing such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of separate Stock Bonus awards need not be identical, but each Stock Bonus award shall incorporate by reference the provisions of this Plan.

(b)

Consideration.  A Stock Bonus shall be awarded in consideration for past services actually rendered to the Company or an Affiliate of the Company for its benefit.

(c)

Vesting Schedule.  Unless otherwise provided in the applicable Stock Award Agreement, Bonus Shares shall vest (i.e. become non-forfeitable) as follows:  one-third of the total number of Bonus Shares shall vest one (1) year following the Date of Grant, and two-thirds (the remainder) of the Bonus Shares shall vest over the subsequent two (2) year period in eight (8) equal quarterly increments.

(d)

End of Continuous Service.  Effective upon the Participant’s termination of Continuous Service, regardless of the reason for termination, except as otherwise provided in §9  below, (i) vesting of all Bonus Shares shall cease, and (ii) all unvested Bonus Shares shall be forfeited and revert to the Company.

8.

PROVISIONS OF SARS.

(a)

General.  Each SAR shall be evidenced and governed by a SAR Award, in such form and containing such terms and conditions as the Committee shall deem appropriate.  Unless otherwise provided in the SAR Award, each SAR may be exercised, to the extent vested, in whole or in part, at any time and from time to time.  The provisions of separate SAR Awards need not be identical, but each SAR Award shall incorporate by reference the provisions of this Plan.

(b)

Base Price.   Unless otherwise provided in a SAR Award, the base price of each SAR shall equal one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the SAR is granted.

(c)

Transferability.   Unless otherwise provided in the applicable SAR Award, a SAR shall only be transferable during the lifetime of the Participant.

(d)

Vesting.

(i)

Schedule.  Unless otherwise provided in the applicable SAR Award, each SAR shall vest (i.e. become exercisable) as to one-third of the total number of shares subject to the SAR one (1) year following the applicable Date of Grant, and the SAR shall vest as to two-thirds (the remainder) of such shares over the subsequent two (2) year period in eight (8) equal quarterly increments.

(ii)

Cessation.  Vesting of all SARs shall cease upon the Participant’s termination of Continuous Service, regardless of the reason for termination, except as otherwise provided in §10, below.

(e)

Early Termination.

(i)

Disability.  In the event a Participant’s Continuous Service terminates as a result of his or her Disability, the Participant or his or her representative may exercise his or her SAR (to the extent vested as of the date of termination), but only within such period of time ending on the earlier of (A) the date twelve (12) months following such termination, or (B) the expiration of the term of the SAR as set forth in the SAR Award.  If and to the extent, after termination, the Participant or his or her representative does not exercise his or her SAR within the time specified herein, the SAR shall terminate.

(ii)

Death.  In the event (A) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (B) the Participant dies within three (3) months after the termination of the Participant’s Continuous Service for a reason other than death, then the SAR may be exercised (to the extent vested as of the date of termination) by the Participant’s estate or by a person who acquired the right to exercise the SAR by bequest or inheritance, but only within the period ending on the earlier of (1) the date twelve (12) months following the date of termination, or (2) the expiration of the term of such SAR as set forth in the SAR Award.  If and to the extent, after death, a SAR is not exercised within the time specified herein, the SAR shall terminate.

(iii)

Other Termination of Continuous Service.  In the event a Participant’s Continuous Service terminates (other than due to the Participant’s death or Disability, and other than due to termination for Cause), the Participant may exercise his or her SARs (to the extent vested as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service, or (B) the expiration of the term of the SAR as set forth in the SAR Award.  If and to the extent that, after termination, a Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate.

(iv)

Termination for Cause.  In the event that a Participant’s employment or other association with the Company is terminated by the Company for Cause, all SARs held by such Participant (whether or not vested) shall thereupon immediately terminate.

(f)

Stock Splits.  If at any time the number of shares of Common Stock outstanding shall be increased by a subdivision or split-up of shares of Common Stock, or by a stock dividend or recapitalization, or the number of shares of Common Stock outstanding shall be decreased by a combination of shares of Common Stock, then, effective upon the date of such increase, the number of shares and base price of each outstanding SAR shall be subject to appropriate adjustment.

(g)

Liquidation.  In the event of a liquidation of the Company, then effective immediately prior to such event, all outstanding SARs shall terminate.

(h)

Reorganization, Reclassification, Consolidation, Merger or Sale.  In connection with any Organic Change, (i) all outstanding unvested SARs shall vest, and (ii) absent exercise prior to consummation of the Organic Change (which exercise may be made contingent upon closing of the Organic Change), all outstanding SARs shall terminate effective upon the consummation of the Organic Change.

9.

PROVISIONS APPLICABLE TO ALL STOCK AWARDS

(a)

Market Standoff.  The Company (or a representative of its underwriters) may, in connection with a Public Registration, require that each Participant not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Participant for a period of time specified by the Company or its underwriter(s) following the effective date of the Public Registration.  The Company or the underwriter(s) may require the Participants to execute and deliver such other agreements that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of such period.

(b)

Claw-back.  This §9(b) shall apply in the event (and only in the event) that, during the term of a Participant’s employment or other association with the Company or within nine (9) months thereafter, the Participant becomes employed by or otherwise affiliated with, directly or indirectly as an officer, director, employee, manager, general partner, trustee, consultant, contractor, or more than five percent (5%) owner of, any person or entity that competes with the Business of the Company anywhere in North America (a “Competitive Event”).   Effective upon a Competitive Event, unless waived by the Company:

(i)

Termination of Unexercised Rights.  All vested and unvested unexercised Options and SARs shall terminate.

(ii)

Forfeiture of Unvested Shares.  All unvested Option Shares and unvested Bonus Shares shall be forfeited and revert to the Company.

(iii)

Repurchase of Vested Shares.  The Company shall have the right, exercisable at any time within sixty (60) days following actual knowledge of the Competitive Event by the Committee, to repurchase any or all of the Participant’s vested Option Shares and vested Bonus Shares for cash in an amount equal to the original purchase price thereof.

(c)

No Transfer of Unvested Rights.   No Participant shall be entitled to sell, pledge or otherwise transfer, with or without consideration (“Transfer”), any SARs, any unvested Option Shares, or any unvested Bonus Shares.

(d)

Right of First Refusal.

(i)

General.  If any Participant shall at any time propose to Transfer any vested Option Shares or vested Bonus Shares (“Offered Shares”), other than to a spouse, a lineal descendant, or a trust all of the beneficiaries of which are the Participant’s spouse and/or lineal descendants (“Permitted Transferees”), the Participant shall, prior to such Transfer, deliver to the Company an offer (the “Offer”) to Transfer the Offered Shares to the Company or its assigns in accordance with this §8(d)(i).  The Offer shall state the name of the proposed transferee and the terms (including the purchase price) of the proposed Transfer.  The Offer shall remain open and irrevocable for a period of thirty (30) days from the delivery thereof to the Company (the “Acceptance Period”).  The Company may accept the Offer and purchase all (but not less than all) of the Offered Shares by delivering to the Participant a notice in writing (the “Acceptance Notice”) within the Acceptance Period.  If the Company delivers an Acceptance Notice, the transfer of the Offered Shares to the Company shall be made on a business day, not less than ten (10) and not more than thirty (30) days after delivery of the Acceptance Notice, on the terms and conditions of the Offer.  If the Company does not exercise within the Acceptance Period its right to purchase all of the Offered Shares, the Participant may Transfer all (and not less than all) of the Offered Shares on terms and conditions not less favorable to Participant than the terms and conditions of the Offer to (and only to) the proposed transferee within ninety (90) days after expiration of the Acceptance Period.  If such Transfer is not made within such 90-day period, the restrictions provided for in this §8(d)(i) shall again become effective.

(ii)

Termination of Right of First Refusal.  This §9(d) shall terminate and become void upon a Public Registration.

(e)

Continuing Agreements.  As a condition to the effectiveness of any Transfer of Option Shares or Bonus Shares, the transferee shall be required to execute an acknowledgement that the provisions of this §9 shall survive the Transfer.  Any Transfer in violation of this §9 shall be null and void.  Each certificate evidencing Option Shares and Bonus Shares shall reflect a legend substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE ISSUER’S 2004 EQUITY INCENTIVE PLAN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE ISSUER.  AMONG OTHER PROVISIONS, SUCH PLAN RESTRICTS TRANSFER OF THE COMMON STOCK EVIDENCED BY THIS CERTIFICATE.

10.

CHANGE OF CONTROL.

(a)

Loss of Employment.  In connection with a Change of Control, with respect to each Participant who holds any unvested Stock Awards and who is an Employee of the Company immediately prior to such Change of Control (a “Continuing Employee”), in the event that (A) any surviving or acquiring entity assumes unvested Stock Awards outstanding under this Plan or substitutes similar stock awards pursuant to §6(n)(i) above, and (B)

either (I) the Continuing Employee is not offered employment by the surviving or acquiring entity (which employment shall not result in any reduction in the Participant’s salary or any material adverse change in the Participant’s package of benefits in effect at the time of the Change of Control, taken as a whole), (II) such Continuing Employee is terminated by the surviving or acquiring entity without Cause within nine (9) months following the effective date of the Change of Control, or (III) such Continuing Employee voluntarily terminates his or her employment for Good Reason (as defined herein) within nine (9) months following the effective date of the Change of Control, then with respect to such unvested Stock Awards held by such Continuing Employee, the vesting of such Stock Awards shall be accelerated in full effective immediately prior to such termination.  As used herein, “Good Reason” shall mean (I) a reduction in compensation; (II) a relocation of the principal worksite location to a location more than thirty (30) miles from the principal worksite immediately prior to the Change of Control; or (III) for an Officer, a material reduction in responsibilities, title or authority as in effect immediately prior to the Change of Control.

(b)

Automatic Acceleration.  The Committee shall have the authority (but not an obligation) to include as part of any Stock Award Agreement a provision automatically vesting in full the Option or the Bonus Shares subject to the Stock Award, effective upon a Change of Control, regardless of whether the Participant is an Employee or whether the Participant’s employment or other association with the Company terminates in connection with the Change of Control.

11.

TAX BONUSES.

In connection with any Stock Award, if specifically so provided in the Stock Award Agreement, the Company shall have the right (but no obligation) to pay or commit itself to pay to the Participant a cash bonus (a “Tax Bonus”) in such amount as may be sufficient to allow the Participant pay his or her incremental federal and state income taxes arising as a consequence of (i) receipt of the Tax Bonus, and (ii) as applicable, receipt of a Stock Bonus, exercise of a Non-qualified Stock Option, or exercise of a SAR.

12.

COVENANTS OF THE PARTICIPANTS.

(a)

No Employment or other Service Rights.  Nothing in this Plan or any Stock Award Agreement (i) shall confer upon any Participant any right to continue to serve the Company or an Affiliate of the Company in the capacity in effect at the time the Stock Award was granted or in any other capacity, or (ii) shall affect the right of the Company or an Affiliate of the Company to terminate (I) the employment of an Employee with or without notice and with or without cause, subject to the terms of any employment agreement with such Employee, (II) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate of the Company, or (III) the service of a Director pursuant to the Bylaws of the Company (or its Affiliate) and any applicable provisions of the corporate law of the state in which the Company (or its Affiliate) is incorporated, as the case may be.

(b)

Investment Assurances.

(i)

By virtue of his or her acceptance of a Stock Award and execution of a Stock Award Agreement, each Participant automatically shall be deemed to have represented and warranted to the Company that:

(A)

The Stock Award is being acquired for the Participant’s own account, for investment purposes only, not for the account of any other person and not with a view to distribution, assignment or resale to others. The Participant will not sell, hypothecate or otherwise transfer the Stock Award unless (I) the transfer is registered under the Securities Act, and registered or qualified for sale under applicable state securities laws, or (II) unless waived by the Company, the Company has received a written opinion of counsel (which opinion and counsel are satisfactory to the Company) that an exemption from the registration or qualification requirements of the Securities Act and such state laws is available.

(B)

The Participant understands that (I) the value of the Stock Award is speculative, and (II) there may be no public or other market for the Stock Award.

(ii)

By virtue of his or her exercise of an Option, each Optionholder automatically shall be deemed to have represented and warranted to the Company that:

(A)

The Option Shares purchased as a consequence of exercise of the Option are being acquired for the Optionholder’s own account, for investment purposes only, not for the account of any other person and not with a view to distribution, assignment or resale to others. The Optionholder will not sell, hypothecate or otherwise transfer the Option Shares unless (I) the transfer is registered under the Securities Act, and registered or qualified for sale under applicable state securities laws, or (II) unless waived by the Company, the Company has received a written opinion of counsel (which opinion and counsel are satisfactory to the Company) that an exemption from the registration or qualification requirements of the Securities Act and such state laws is available.

 (B)

The Optionholder is familiar with and understands the current and proposed business activities of the Company. The Optionholder has been given the opportunity to obtain additional information from the Company and to discuss the current and proposed business of the Company with representatives of the Company. The Company has made available to the Optionholder all documents and information that the Optionholder has requested relating to an investment in the Option Shares. With respect to tax and other economic considerations involved in the investment, the Optionholder is not relying on any advice or opinions from the Company or any person acting on its behalf.  The Optionholder has carefully considered and has, to the extent the Optionholder believes appropriate, discussed with the Optionholder’s legal, tax, accounting and financial advisors the suitability of an investment in the Option Shares for the Optionholder’s particular tax and financial situation and has determined that the Option Shares which the Optionholder is purchasing are a suitable investment. The Optionholder (I) has adequate means for providing for the Optionholder’s current financial needs and personal contingencies; (II) has no need for liquidity in the investment; (III) can afford a complete loss of the funds invested in the Option Shares; (IV) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Optionholder’s net worth, and (V) the Optionholder’s investment in the Option Shares will not cause such overall commitment to become excessive.

(C)

The Optionholder understands that (I) an investment in the Option Shares is speculative in nature and involves a substantial degree of risk, including risk of losing of all or a portion of the Optionholder’s investment, (II) the return of the Optionholder’s investment, not just the return on the Optionholder’s investment, is in doubt, (III) there may be no public or other market for the Option Shares, and no assurance can be given that any such market will ever develop, (IV) there can be no assurance that the Optionholder will be able to sell or dispose of the Option Shares, and (V) no assignment, sale, transfer, exchange or other disposition of the Option Shares can be made except in accordance with the provisions of this Plan.  The Optionholder understands the risk factors related to his or her purchase of the Option Shares.

(iii)

The Company may require a Participant, as a condition of exercising an Option or a SAR, or acquiring Bonus Shares under any Stock Award, to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring Common Stock.

(iv)

By virtue of his or her acceptance of Bonus Shares, each such Participant automatically shall be deemed to have represented and warranted to the Company that:

(A)

The Bonus Shares are being acquired for such Participant’s own account, for investment purposes only, not for the account of any other person and not with a view to distribution, assignment or resale to others.  Such Participant will not sell, hypothecate or otherwise transfer the Bonus Shares unless (I) the transfer is registered under the Securities Act, and registered or qualified for sale under applicable state securities laws, or (II) unless waived by the Company, the Company has received a written opinion of counsel (which opinion and counsel are satisfactory to the Company) that an exemption from the registration or qualification requirements of the Securities Act and such state laws is available.

(B)

Such Participant is familiar with and understands the current and proposed business activities of the Company.  Such Participant has been given the opportunity to obtain additional information from the Company and to discuss the current and proposed business of the Company with representatives of the Company.  The Company has made available to such Participant all documents and information that such Participant has requested relating to an investment in the Bonus Shares.  With respect to tax and other economic considerations involved in the investment, such Participant is not relying on any advice or opinions from the Company or any person acting on its behalf.  Such Participant has carefully considered and has, to the extent such Participant believes appropriate, discussed with such Participant’s legal, tax, accounting and financial advisors the suitability of an investment in the Bonus Shares for such Participant’s particular tax and financial situation and has determined that the Bonus Shares are a suitable investment. Such Participant (I) has adequate means for providing for such Participant’s current financial needs and personal contingencies; (II) has no need for liquidity in the investment; (III) can afford a complete loss of the value of the Bonus Shares; (IV) does not have an overall commitment to investments which are not readily marketable that is disproportionate to such Participant’s net worth, and (V) such Participant’s investment in the Bonus Shares will not cause such overall commitment to become excessive.

(C)

Such Participant understands that (I) an investment in the Bonus Shares is speculative in nature and involves a substantial degree of risk, including risk of losing of all or a portion of such Participant’s investment, (II) the return of such Participant’s investment, not just the return on such Participant’s investment, is in doubt, (III) there may be no public or other market for the Bonus Shares, and no assurance can be given that any such market will ever develop, (IV) there can be no assurance that such Participant will be able to sell or dispose of the Bonus Shares, and (V) no assignment, sale, transfer, exchange or other disposition of the Bonus Shares can be made except in accordance with the provisions of this Plan.  Such Participant understands the risk factors related to an investment in the Bonus Shares.

(v)

The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of Option Shares upon the exercise of an Option or acquisition of Bonus Shares under a Stock Award has been registered under a currently effective registration statement under the Securities Act.  Absent such registration, each certificate evidencing Option Shares and Bonus Shares shall reflect a legend substantially to the following effect:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS THEY ARE REGISTERED UNDER THE 1933 ACT AND REGISTERED OR QUALIFIED FOR SALE UNDER APPLICABLE STATE SECURITIES LAWS OR, UNLESS WAIVED BY THE COMPANY, THE COMPANY HAS RECEIVED AN ACCEPTABLE OPINION OF COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

(c)

Withholding Obligations.  The Participant shall satisfy any federal, state or local tax withholding obligation relating to the exercise of an Option, the acquisition of Bonus Shares, the lapse of any substantial risk of forfeiture, and/or the disposition of Common Stock acquired in connection with a Stock Award, in one or more of the following ways to be selected by the Company:  (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.  No Option or SAR may be exercised, nor may any Bonus Shares be issued, unless the tax withholding obligations of the Company are satisfied.

13.

COVENANTS OF THE COMPANY.

(a)

Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)

Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act, or qualify under any state securities laws, this Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under this Plan, the Company shall be relieved from any liability for failure to issue Stock Bonuses and sell stock upon exercise of Options, unless and until such authority is obtained.

14.

USE OF PROCEEDS FROM STOCK.

Any proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

15.

AMENDMENT OF THIS PLAN.

(a)

Amendment of Plan.  The Board at any time, and from time to time, may amend this Plan.  However, except as provided in §6(m), no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of §422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b)

Shareholder Approval.  The Board may, in its sole discretion, submit any other amendment to this Plan for shareholder approval, including, but not limited to, amendments to this Plan intended to satisfy the requirements of §162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Officers.

(c)

Contemplated Amendments.  It is expressly contemplated that the Committee may amend this Plan in any respect the Committee deems necessary or advisable to provide Eligible Recipients with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to ISOs and/or to bring this Plan and/or ISOs granted hereunder into compliance therewith.

(d)

No Impairment of Rights.  Rights under any Stock Award granted before any amendment of this Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the Participant, and (ii) the Participant consents in writing.

16.

TERMINATION OR SUSPENSION OF PLAN.

(a)

Plan Term.  The Committee may suspend or terminate this Plan at any time.  Unless sooner terminated, this Plan shall terminate on the fifth (5th) anniversary of its adoption date first set forth above.  No Stock Awards may be granted under this Plan while this Plan is suspended or after it is terminated.

(b)

No Impairment of Rights.  Suspension or termination of this Plan shall not impair any rights or affect any obligations under any Stock Award outstanding as of the date of the suspension or termination.

17.

MISCELLANEOUS.

(a)

Acceleration of Exercisability and Vesting.  The Committee shall have the power to accelerate the time at which an Option may first be exercised or the time at which Option Shares or Bonus Shares or any part thereof will vest, notwithstanding any provisions in this Plan or in the applicable Stock Award to the contrary.

(b)

Interpretation; Governing Law.  All questions concerning the construction, validity and interpretation of this Plan (i) shall be decided conclusively by the Committee, without appeal, and (ii) shall be governed by the law of the State of Idaho, without regard to such state’s conflict of laws rules.

(c)

Notices.  Any notices related to a Stock Award Agreement or this Plan shall be given in writing and shall be deemed effectively given upon actual receipt or, in the case of notices delivered by the Company to a Participant, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Participant at his or her last address in the Company’s records.

*

*

*

*

APPENDIX C TO PROXY STATEMENT

Original 1 of 2

STOCK PURCHASE AGREEMENT

between

Ronald Guill,

The Seller Named in the First Paragraph

and

Timberline Resources Corporation

made as of

February 23, 2008

Buyer and Seller have not reached an agreement for the purchase and sale of the Membership Interests. The proposed transaction is subject to Buyer and Seller entering into a mutually acceptable agreement and upon satisfaction of the conditions contained therein. Unless the agreement is reduced to writing and executed by such parties, regardless of the reason that the agreement is not executed, neither Buyer nor Seller will be under any obligation to the other, except as provided in the Confidentiality Agreement dated January 13, 2008.

Table of Contents

I. Definitions **1**

II. Purchase of Membership Interests and Closing **6**

2.1 Purchase and Sale 6
2.2 Purchase Price 7
2.3 The Closing 7
2.4 Buyer Common Stock 9
2.5 Tax Withholding. 10

III. Representations and Warranties of Seller **10**

3.1 Title to Interests 10
3.2 Power and Authority 10
3.3 Valid and Binding Agreement 10
3.4 Investment 10
3.5 No Breach; Consents 10
3.6 Brokerage 11

IV. Representations and Warranties Regarding the Company **11**

4.1 Incorporation; Power and Authority 11
4.2 No Breach; Consents 11
4.3 Capitalization 12
4.4 Financial Statements 12
4.5 Absence of Undisclosed Liabilities 12
4.6 Books and Records 12
4.7 Absence of Certain Developments 13
4.8 Property 15
4.9 Accounts Receivable 15
4.10 Tax Matters 15
4.11 Material Contracts 18
4.12 Litigation 19
4.13 Insurance 19
4.14 Compliance with Laws; Governmental Authorizations 20
4.15 Employees 20
4.16 Employee Benefits 21
4.17 Environmental Matters 24
4.18 Brokerage 24
4.19 Availability of Documents 24
4.20 Disclosure 25

V. Representations and Warranties of Buyer **25**

5.1 Incorporation; Power and Authority 25
5.2 Valid and Binding Agreement 25
5.3 No Breach; Consents 25
5.4 Brokerage 25
5.5 Investment Intent 25
5.6 Buyer Common Stock 26
5.7 SEC Filings; Financial Statements 26

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VI. Agreements of Seller		**26**
6.1	Conduct of the Business	26
6.2	Notice of Developments	27
6.3	Pre-Closing Access	27
6.4	Waivers; Payment of Indebtedness	28
6.5	Conditions	28
6.6	Consents and Authorizations; Regulatory Filings	28
6.7	No Sale	28
6.8	Litigation Support	28
VII. Agreements of Buyer		**29**
7.1	Conditions	29
7.2	Regulatory Filings	29
7.3	Buyer Shareholders' Meeting	29
7.4	Employee Matters	29
7.5	Financing	30
7.6	Issuance of Common Stock	30
7.7	Registration Rights	30
7.8	Responsibility for Filing Tax Returns	30
7.9	Straddle Period	30
7.10	Cooperation on Tax Matters	30
7.11	Mitigation	31
7.12	Transfer Taxes.	31
VIII. Conditions to Closing		**31**
8.1	Conditions to Buyer's Obligations	31
8.2	Conditions to Seller's Obligations	32
IX. Termination		**33**
9.1	Termination	33
9.2	Effect of Termination	34
X. Indemnification		**34**
10.1	Indemnification by Seller	34
10.2	Indemnification by Buyer	36
10.3	Third-Party Actions	37
10.4	Sole and Exclusive Remedy	38
10.5	Tax Adjustment	38
10.6	Indemnification in Case of Strict Liability or Indemnitee Negligence	38
XI. General		**39**
11.1	Press Releases and Announcements	39
11.2	Expenses	39
11.3	Amendment and Waiver	39
11.4	Notices	39
11.5	Assignment	40
11.6	No Third-Party Beneficiaries	41
11.7	Severability	41
11.8	Complete Agreement	41

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11.9 Schedules 41
11.10 Signatures; Counterparts 41
11.11 Survival 41
11.12 Governing Law 41
11.13 Specific Performance 41
11.14 Jurisdiction 42
11.15 Waiver of Jury Trial 42
11.16 Construction 42
11.17 Time of Essence 43

Signatures 43

Exhibit A – Employment Agreement
Exhibit B – Form of Release
Exhibit C – Form of Release (of Seller)
Exhibit D – Calculation of Number of Shares

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STOCK PURCHASE AGREEMENT

This **STOCK PURCHASE AGREEMENT** (this "*Agreement*") between Timberline Resources Corporation, an Idaho corporation ("*Buyer*"), and Ronald Guill ("*Seller*") is made as of February 23, 2008.

Recitals

WHEREAS, Seller owns all of the outstanding membership interests (the "Membership Interests") of Small Mine Development, LLC, a limited liability company (the "*Company*").

WHEREAS, Seller desires to sell, and Buyer desires to buy, all of the outstanding membership interests of the Company on the terms and subject to the conditions set forth in this Agreement.

WHEREAS, Seller will cause an amount of working capital equal to the amount of debt of the Company to remain with Company at Closing. Seller will cause any working capital in excess of such amount to be distributed or paid over to Seller prior to or concurrent with Closing.

WHEREAS, Seller will enter into an employment agreement with the Company at Closing (the "*Employment Agreement,*" a copy of which is attached as Exhibit A).

WHEREAS, Buyer and Seller have agreed to enter into certain agreements to be performed after the sale and purchase of the Membership Interests.

NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I. Definitions

"*Active Employee*" means any employee employed on the Closing Date by the Company, including employees on temporary leave of absence, family medical leave, military leave, temporary disability or sick leave, but excluding employees on long-term disability leave.

"*Affiliate*" has the meaning set forth in Rule 12b-2 under the Exchange Act.

"*Ancillary Agreements*" means _____, _____ and _____ in the form of Exhibits _____ through _____, respectively.

"*Annual Financial Statements*" has the meaning set forth in Section 4.4.

"*Basket Amount*" has the meaning set forth in Section 10.1(b).

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"*Buyer Claim*" has the meaning set forth in Section 10.1(d).

"*Buyer Common Stock*" means the common stock of Timberline Resources Corporation.

"*Buyer Indemnified Party*" has the meaning set forth in Section 10.3(a).

"*Buyer Losses*" has the meaning set forth in Section 10.1(a).

"*Buyer Material Adverse Effect*" means any change, effect, event or condition, individually or in the aggregate, that has had, or, with the passage of time, could have, a material adverse effect on the business, assets, properties, condition (financial or otherwise), results of operations, of the Buyer.

"*Buyer SEC Reports*" has the meaning set forth in Section 5.7(a).

"*Buyer Shareholders' Meeting*" has the meaning set forth in Section 7.3(a).

"*Capital Lease*" means a lease on which the Company is a lessee that is a capital lease as determined in accordance with GAAP.

"*Company*" has the meaning set forth in the recitals of this Agreement.

"*Consent*" means any authorization, consent, approval, filing, waiver, exemption or other action by or notice to any Person.

"*Continuing Employee*" has the meaning set forth in Section 7.4.

"*Contract*" means a contract, agreement, lease, commitment or binding understanding, whether oral or written, that is in effect as of the date of this Agreement or any time after the date of this Agreement.

"*Department*" has the meaning set forth in Section 4.15(c).

"*Disclosure Schedule*" means the schedule delivered by Seller to Buyer on or prior to the date of this Agreement.

"*Employment Loss*" has the meaning set forth in Section 10.1(a).

"*Environmental Laws*" shall mean all federal, state, local and foreign laws, statutes, rules, regulations, ordinances, decrees and other provisions having the force or effect of law (including common law) concerning pollution or the protection of human health, safety or the environment, including laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials as such requirements are enacted and in effect on or prior to the Closing Date.

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"*Encumbrance*" means any charge, claim, community property interest, easement, covenant, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

"*ERISA*" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

"*GAAP*" means United States generally accepted accounting principles, as in effect from time to time.

"*Governmental Authorization*" means any approval, consent, license, permit, waiver, registration or other authorization issued, granted, given, made available or otherwise required by any Governmental Entity or pursuant to Law.

"*Governmental Entity*" means any federal, state, local, foreign, international or multinational entity or authority exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

"*Governmental Order*" means any judgment, injunction, writ, order, ruling, award or decree by any Governmental Entity or arbitrator.

"*Hazardous Materials*" means any wastes, substances, radiation, or materials (whether solids, liquids or gases): (a) which are hazardous, toxic, infectious, explosive, radioactive, carcinogenic or mutagenic; (b) which are or become defined as "pollutants," "contaminants," "hazardous materials," "hazardous wastes," "hazardous substances," "toxic substances," "radioactive materials," "solid wastes," or other similar designations in, or otherwise subject to regulation under, any Environmental Laws; (c) the presence of which on the Real Property or Leased Real Property cause or threaten to cause a nuisance pursuant to applicable statutory or common law upon the Real Property or Leased Real Property or to adjacent properties; (d) which contain without limitation polychlorinated biphenyls (PCBs), mold, methyl-tertiary butyl ether, asbestos or asbestos-containing materials, lead-based paints, urea-formaldehyde foam insulation, or petroleum or petroleum products (including, without limitation, crude oil or any fraction thereof); or (e) which pose a hazard to human health, safety, natural resources, employees, or the environment.

"*Insider*" means (i) a manager or employee of the Company, (ii) any child or spouse of a manager of the Company.

"*Intellectual Property Rights*" means (i) rights in patents, patent applications and patentable subject matter, whether or not the subject of an application, (ii) rights in trademarks, service marks, trade names, trade dress and other designators of origin, registered or unregistered, (iii) rights in copyrightable subject matter or protectable designs, registered or unregistered, (iv) trade secrets, (v) rights in internet domain names, uniform resource locators and e-mail addresses, (vi) rights in semiconductor topographies (mask works), registered or

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unregistered, (vii) know-how and (viii) all other intellectual and industrial property rights of every kind and nature and however designated, whether arising by operation of Law, Contract, license or otherwise.

"*IRS*" means the United States Internal Revenue Service.

"*Knowledge of the Company*" and "*Knowledge of the Seller*" means the actual knowledge of the Seller.

"*Last Fiscal Year End*" has the meaning set forth in Section 4.4.

"*Latest Balance Sheet*" has the meaning set forth in Section 4.4.

"*Latest Balance Sheet Date*" has the meaning set forth in Section 4.4.

"*Law*" means any constitution, law, ordinance, principle of common law, regulation, statute or treaty of any Governmental Entity.

"*Leased Real Property*" has the meaning set forth in Section 4.8(b).

"*Liability*" means any liability or obligation whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due, whether known or unknown, and regardless of when asserted.

"*Litigation*" means any claim, action, arbitration, mediation, audit, hearing, investigation, proceeding, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator or mediator.

"*Loss*" means any Litigation, Governmental Order, complaint, claim, damage, deficiency, penalty, fine, cost, amount paid in settlement, liability, obligation, Tax, Encumbrance, loss, expense or fee, including court costs and attorneys' fees and expenses.

"*Material Adverse Effect*" means any change, effect, event or condition, individually or in the aggregate, that has had, or, with the passage of time, could have, a material adverse effect on the business, assets, properties, condition (financial or otherwise), results of operations, of the Company.

"*Material Contracts*" has the meaning set forth in Section 4.11(a).

"*Ordinary Course of Business*" means the ordinary course of business of the Company consistent with past custom and practice (including with respect to quantity and frequency).

"*Organizational Documents*" means (i) the articles or certificate of incorporation and the bylaws of a corporation, (ii) the limited liability company agreement and articles or certificate of formation of a limited liability company, (iii) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person and (iv) any amendment to any of the foregoing.

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"*Person*" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Entity or other entity.

"*Plan*" means every plan, fund, contract, program and arrangement (whether written or not) for the benefit of present or former employees, including those intended to provide (i) medical, surgical, health care, hospitalization, dental, vision, workers' compensation, life insurance, death, disability, legal services, severance, sickness or accident benefits (whether or not defined in Section 3(1) of ERISA), (ii) pension, profit sharing, stock bonus, retirement, supplemental retirement or deferred compensation benefits (whether or not tax qualified and whether or not defined in Section 3(2) of ERISA) or (iii) salary continuation, unemployment, supplemental unemployment, severance, termination pay, change-in-control, vacation or holiday benefits (whether or not defined in Section 3(3) of ERISA), (w) that is maintained or contributed to by the Company, (x) that the Company has committed to implement, establish, adopt or contribute to in the future, (y) for which the Company is or may be financially liable as a result of the direct sponsor's affiliation with the Company or the Company's shareholders (whether or not such affiliation exists at the date of this Agreement and notwithstanding that the Plan is not maintained by the Company for the benefit of its employees or former employees) or (z) for or with respect to which the Company is or may become liable under any common law successor doctrine, express successor liability provisions of Law, provisions of a collective bargaining agreement, labor or employment Law or agreement with a predecessor employer. Plan does not include any arrangement that has been terminated and completely wound up prior to the date of this Agreement and for which the Company has no present or potential liability.

"*Real Property*" has the meaning set forth in Section 4.8(b).

"*Remedies Exception,*" when used with respect to any Person, means except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

"*Required Consents*" has the meaning set forth in Section 6.6.

"*Returns*" means, collectively, all returns, declarations, reports, estimates, information returns and statements required to be filed with any Governmental Entity under applicable federal, state, local or any foreign Tax Law, and all returns, forms or other documents required to be retained by the Company in compliance with applicable Tax reporting and withholding Laws.

"*SEC*" means the United States Securities and Exchange Commission.

"*Securities Act*" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

"*Seller Losses*" has the meaning set forth in Section 10.2(a).

"*Seller's Basket Amount*" has the meaning set forth in Section 10.2(b).

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"*Software*" means computer programs or data in computerized form, whether in object code, source code or other form.

"*Subsidiary*" or "*Subsidiaries*" means any Person in which any ownership interest is owned, directly or indirectly, by another Person. When used without reference to a particular entity, Subsidiary means a Subsidiary of the Company.

"*Tax*" or "*Taxes*" means all taxes, charges, fees, levies or other assessments, however denominated and imposed by a taxing authority whether within or without the United States, including all net income, gross income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, custom duties, fees, assessments or charges of any kind whatsoever including any liability for taxes of a predecessor entity, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, or with respect to any information reporting requirements imposed by any taxing authority whether arising before, on or after the Closing Date.

"*Tax Law*" means any constitution, law, ordinance, principle of common law, regulation, statute or treaty of any Governmental Entity

"*Third-Party Action*" has the meaning set forth in Section 10.3(a).

"*Treasury Regulations*" means the rules and regulations under the Code.

"*WARN Act*" means the Worker Adjustment and Retraining Notification Act of 1988, as amended.

"*Work Permits*" has the meaning set forth in Section 4.15(c).

The following terms not defined above are defined in the sections of Article II indicated below:

Definition	**Defined**
Closing	2.2
Closing Date	2.2
Deferred Cash Payment	2.2
Purchase Price	2.2
Membership Interests	2.1

II. Purchase of Membership Interests and Closing

2.1 Purchase and Sale. At the Closing and on the terms and subject to the conditions set forth in this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to buy from Seller, all membership interest (the "Membership Interests") in the Company owned by Seller. Seller waives any co-sale rights, rights of first refusal or similar rights that the Seller may have relating to Buyer's purchase of the Membership Interests, whether conferred by the Company's Organizational Documents, by Contract or otherwise.

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2.2 Purchase Price. The aggregate consideration for the Membership Interests (the "*Purchase Price*") is $80.0 million, to be paid as follows:

(a) $45.0 million in cash at Closing;

(b) 4,672,897 shares of Buyer Common Stock (number of shares equal to $15.0 million divided by the average closing price of Buyer Common Stock for the 30 day period prior to the date of this agreement)(See Exhibit D);

(c) deferred cash payments totaling $20.0 million, payable over four years on the anniversary of Closing (the "*Deferred Cash Payment*");

(i) the first Deferred Cash Payment will be $5.0 million to be paid to Seller on the first anniversary of the Closing,

(ii) the second and third payments will be $5.0 million, to be paid to Seller on the second and third anniversaries, respectively, of the Closing, and

(iii) the final Deferred Cash Payment will be $5.0 million (the "*Final Deferred Cash Payment*"), which shall be subject to adjustment of the Purchase Price as set forth in Section 2.2(e), to be paid to Seller on the fourth anniversary of the Closing.

(d) Buyer acknowledges that Seller will cause an amount of working capital equal to the debt of the Company to remain with the Company at Closing. Seller will cause the Company to distribute or pay over to Seller any and all working capital of the Company in excess of such amount. Buyer also acknowledges that the Deferred Cash Payment will be secured with the Membership Interests.

(e) The Final Deferred Cash Payment shall be reduced by the aggregate amount of expenses paid out on the fourth anniversary of the Closing set forth on Schedule A.

2.3 The Closing. The closing of the transactions contemplated by this Agreement (the "*Closing*") will take place at the offices of the Company at 967 E. Park Center Blvd., Boise, Idaho 83706 at 9:00 a.m. on May 1, 2008 or as soon thereafter as reasonably possible following satisfaction of the conditions set forth in Article VIII (the "*Closing Date*") or at such other place and on such other date as may be mutually agreed by Buyer and Seller, in which case Closing Date means the date so agreed. The failure of the Closing will not *ipso facto* result in termination of this Agreement and will not relieve any party of any obligation under this Agreement. The Closing will be effective as of the close of business on the Closing Date.

(a) Subject to the conditions set forth in this Agreement, on the Closing Date:

(i) Seller will deliver to Buyer:

(A) an assignment of all of the Membership Interests, free and clear of all Encumbrances;

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(B) a certificate of Seller dated the Closing Date stating that the conditions set forth in Section 8.1(a),(b),(c) and (h) have been satisfied;

(C) an updated Disclosure Schedule, prepared as though this Agreement has been dated as of the Closing Date, a good faith draft of which will have been submitted to Buyer no later than five business days prior to the Closing Date;

(D) the Company's operating agreement and tax returns and any other materials related to the administration of the Company or the issuance of Membership Interests, if any;

(E) each Ancillary Agreement to which the Seller is a party, duly executed by each Seller;

(F) each Ancillary Agreement to which the Company is a party, duly executed by the Company;

(G) the Employment Agreement between Seller and Buyer, duly executed by Seller;

(H) all Required Consents, duly executed by all appropriate parties;

(I) any other instruments of transfer reasonably requested by Buyer, duly executed by the Seller;

(J) evidence that the amount of working capital of the Company as of the Closing Date is not less than the amount of debt of the Company as of the Closing Date;

(K) executed copies of all agreements, instruments, certificates and other documents necessary or appropriate, in the opinion of Buyer's counsel, to release any and all Encumbrances against the assets of the Company; except for equipment leases;

(L) a Release of the Company in the form of *Exhibit B* as of the Closing Date;

(M) a Release of the Seller in the form of *Exhibit C* as of the Closing Date; and

(N) a tax clearance certificate or other evidence reasonably satisfactory to Buyer from the taxing authority of the State of Idaho, evidencing payment in full by the Company of all sales and use taxes imposed by the State of Idaho with respect to the business of the Company for all periods prior to the Closing Date.

8

All actions to be taken by Seller in connection with consummation of the transactions contemplated by this Agreement and all certificates, opinions, instruments and other documents required to effect the transactions contemplated by this Agreement will be in form and substance reasonably satisfactory to Buyer and Buyer's counsel.

(ii) Buyer will deliver to Seller:

(A) the cash portion of the portion of the Purchase Price payable at Closing by wire transfer of immediately available funds to the account designated by Seller to Buyer at the Closing;

(B) certificates representing the registered Buyer Common Stock delivered to Seller or his assignee;

(C) a certificate of an appropriate officer of Buyer dated the Closing Date stating that the conditions set forth in Section 8.2(b),(d) and (f) have been satisfied;

(D) the text of the resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement including the issuance of Buyer Common Stock, certified by an appropriate officer of Buyer;

(E) the Employment Agreement between Seller and Buyer, duly executed by Buyer;

(F) each Ancillary Agreement to which Buyer is a party, duly executed by Buyer; and

(G) all Required Consents, duly executed by all appropriate parties.

(b) All items delivered by the parties at the Closing will be deemed to have been delivered simultaneously, and no items will be deemed delivered or waived until all have been delivered.

2.4 Buyer Common Stock. Each certificate representing Buyer Common Stock will be imprinted with a legend substantially in the following form:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred without registration or an exemption therefor.

Each holder desiring to transfer Buyer Common Stock first must furnish Buyer with (i) a written opinion reasonably satisfactory to Buyer in form and substance from counsel reasonably satisfactory to Buyer by reason of experience to the effect that the holder may transfer such Buyer Common Stock as desired without registration under the Securities Act and (ii) a written

9

undertaking executed by the desired transferee reasonably satisfactory to Buyer in form and substance agreeing to be bound by the restrictions on transfer contained herein.

2.5 Tax Withholding.

Buyer shall be entitled to deduct and withhold from the Purchase Price or any other amounts otherwise payable pursuant to this Agreement such amounts, if any, as it is required to deduct and withhold under the Code, any provision of state or local Tax Law, or other applicable Laws. To the extent that amounts are so withheld by Buyer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to Seller.

III. Representations and Warranties of Seller

Seller represents and warrants to Buyer that, except as described in the Disclosure Schedule, as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement), as to Seller:

3.1 Title to Interests. Seller owns, of record and beneficially, all of the Membership Interests, free and clear of any Encumbrance. At Closing, Buyer will obtain good and valid title to such Membership Interests, of record and beneficially, free and clear of any Encumbrance.

3.2 Power and Authority. Seller has all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.

3.3 Valid and Binding Agreement. This Agreement has been duly executed and delivered by the Seller and constitutes the valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to the Remedies Exception. Each Ancillary Agreement to which the Seller will become a party, when executed and delivered by or on behalf of the Seller, will constitute the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to the Remedies Exception.

3.4 Investment. Seller (a) understands that the shares of Buyer Common Stock have not been, and will not be, registered under the Securities Act or under any state securities laws, are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering and will contain a legend restricting transfer; (b) is acquiring the shares of Buyer Common Stock solely for his own account for investment purposes, and not with a view to the distribution thereof; (c) is a sophisticated investor with knowledge and experience in business and financial matters; (d) has received certain information concerning Buyer and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the shares of Buyer Common Stock; (e) is able to bear the economic risk and lack of liquidity inherent in holding the shares of Buyer Common Stock; and (f) is an "*Accredited Investor*" as that term is defined under Rule 501 of the Securities Act.

3.5 No Breach; Consents. The execution, delivery and performance of this Agreement and the Ancillary Agreements to which the Company will become a party by the Seller will not (a) violate or conflict with any Law, Governmental Order or Governmental Authorization; (b) conflict with, result in any breach of any of the provisions of, constitute a

10

default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or require a Consent under any Contract or Governmental Authorization that is either binding upon or enforceable against the Seller or any Governmental Authorization that is held by the Company, except for such conflict, breach, default, contraventions or failure to receive a consent that would not have a Material Adverse Effect; (c) result in the creation of any Encumbrance upon the Membership Interests held by the Seller; or (d) require any Governmental Authorization; (e) give any Governmental Entity or other Person the right to challenge any of the contemplated transactions or to exercise any remedy or obtain any relief under any Law, Governmental Order or Governmental Authorization; or (f) result in any shareholder of the Company having the right to exercise dissenters' appraisal rights.

3.6 Brokerage. No Person will be entitled to receive any brokerage commission, finder's fee, fee for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any Contract made by or on behalf of the Seller for which Buyer or the Company is or could become liable or obligated.

IV. Representations and Warranties Regarding the Company

Seller represents and warrants to Buyer that, except as described in the Disclosure Schedule, as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

4.1 Incorporation; Power and Authority.

(a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all necessary power and authority necessary to own, lease and operate its assets and to carry on its business as conducted and proposed to be conducted. The Company is duly qualified to do business as a foreign entity in each jurisdiction in which the nature of its business or its ownership of property requires it to be so qualified other than where the failure to be so qualified, authorized or in good standing would not have a Material Adverse Effect. *Schedule 4.1* lists, for the Company, the jurisdiction of its organization and each jurisdiction in which it is so qualified.

(b) The Company is in full compliance with all provisions of its Organizational Documents.

(c) The Company has no subsidiaries.

4.2 No Breach; Consents. The execution, delivery and performance of this Agreement and the Ancillary Agreements to which the Company will become a party will not (a) contravene any provision of the Organizational Documents of the Company; (b) to the Knowledge of the Company, violate or conflict with any material Law, Governmental Order or Governmental Authorization, (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or

11

any right to terminate) or require a Consent under any Contract that is either binding upon or enforceable against the Company or any Governmental Authorization that is held by the Company; (d) result in the creation of any Encumbrance upon the Company or any of the assets of the Company; or (e) require any Governmental Authorization, except for such failure to receive a consent that would not have a Material Adverse Effect.

4.3 Capitalization. All of the Membership Interests of the Company are held by the Seller. There are no limitations on the ability of the Seller to vote or dispose of such Interests. All Interests are duly authorized, validly issued, fully paid and nonassessable, free of preemptive rights or any other third party rights and have been issued by the Company in compliance with applicable securities and limited liability company Laws, Contracts applicable to the Company and the Company's Organizational Documents and in compliance with any preemptive rights, rights of first refusal or similar rights. The rights and privileges of the Membership Interests are set forth in the Company's Organizational Documents or otherwise provided by Law. There is no option, warrant, call, subscription, convertible security, right (including preemptive right) or Contracts of any character to which the Company is a party or by which it is bound obligating the Company to issue, exchange, transfer, sell, repurchase, redeem or otherwise acquire any LLC interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such option, warrant, call, subscription, convertible security, right or Contract. There are no outstanding or authorized interest appreciation, phantom interests or similar rights with respect to the Company. Except as contemplated by this Agreement, there are no registration rights agreements, no voting trust, proxy or other Contract and no restrictions on transfer with respect to any LLC interests of the Company.

4.4 Financial Statements. The consolidated balance sheet, as of December 31, 2007 (the "*Last Fiscal Year End*", "*Latest Balance Sheet Date*" or "*Latest Balance Sheet*") and for the each of the prior fiscal year ends, of the Company and the reviewed consolidated statements of income, cash flows, including the notes, of the Company for each of the three years ended on the Last Fiscal Year End (collectively, the "*Annual Financial Statements*") are based upon the books and records of the Company, have been prepared in accordance with accounting principles consistently applied during the periods indicated, at the respective dates and for the respective periods indicated.

4.5 Absence of Undisclosed Liabilities. Except as reflected or expressly reserved against in the Latest Balance Sheet, the Company does not have any Liability, and there is no basis for any present or future Litigation, charge, complaint, claim or demand against it giving rise to any Liability, except (a) a Liability that has arisen after the date of the Latest Balance Sheet in the Ordinary Course of Business and that is not a Liability for breach of Contract, breach of warranty, tort, infringement, Litigation or violation of Governmental Order, Governmental Authorization or Law, (b) obligations under any Contract listed on a Disclosure Schedule to this Agreement or under a Contract not required to be listed on such a Disclosure Schedule, or (c) a Liability, Litigation, charge, complaint, claim or demand that does not result in a material adverse effect.

4.6 Books and Records. The books of account of the Company are complete and correct and have been maintained consistent with past practices of the Company. Each transaction is properly and accurately recorded on the books and records of the Company, and

12

each document upon which entries in the Company's books and records are based is complete and accurate in all material respects. At the Closing, all such books and records will be in the possession of the Company.

4.7 Absence of Certain Developments. Unless otherwise disclosed on a schedule to this agreement, since the Last Fiscal Year End, there has not been any Material Adverse Effect and:

(a) the Company has not sold, leased, licensed, transferred or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

(b) the Company has not entered into any Contract (or series of related Contracts) either involving more than $1 million or outside the Ordinary Course of Business;

(c) no party (including the Company) has accelerated, suspended, terminated, modified or canceled any Contract to which the Company is a party or by which it is bound that would have been a Material Contract at the time of any such action;

(d) no Encumbrance has been imposed on any assets of the Company except those disclosed on a Disclosure Schedule to this Agreement;

(e) the Company has not made any capital expenditure (or series of related capital expenditures) either involving more than $1 million or outside the Ordinary Course of Business;

(f) the Company has not made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans and acquisitions) either involving more than $1 million or outside the Ordinary Course of Business or acquired (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any Person;

(g) the Company has not issued any note, bond or other debt security or created, incurred, assumed or guaranteed any indebtedness for borrowed money (including advances on existing credit facilities) or Capital Lease either involving more than $1 million individually;

(h) the Company has not delayed, postponed or accelerated the payment of accounts payable or other Liability or the receipt of any accounts receivable, in each case outside the Ordinary Course of Business;

(i) the Company has not canceled, compromised, waived or released any right or claim (or series of related rights or claims) either involving more than $1 million or outside the Ordinary Course of Business;

(j) there has been no change made or authorized in the Organizational Documents of the Company;

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(k) the Company has not issued, sold or otherwise disposed of any of its Membership Interests, or granted any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its Membership Interests;

(l) the Company has not declared, set aside or paid any dividend or made any distribution with respect to its Membership Interests (whether in cash or in kind) or redeemed, purchased or otherwise acquired any of its Membership Interests or split, combined or reclassified any outstanding Membership Interests, except for such dividends, distributions or payments as may in the judgment of Seller be necessary to cause the working capital of the Company to be equal to the debt of the Company at Closing;

(m) the Company has not experienced any damage, destruction or loss (whether or not covered by insurance) to its property;

(n) the Company has not entered into any employment or collective bargaining agreement, written or oral, or modified the terms of any such existing agreement;

(o) the Company has not granted any increase in the base compensation or made any other change in employment terms of any of its officers or employees outside the Ordinary Course of Business;

(p) the Company has not adopted, amended, modified or terminated any Plan (or taken any such action with respect to any Plan);

(q) the Company has not discharged or satisfied any Encumbrance or paid any liability, in each case with a value in excess of $1 million, other than current liabilities paid in the Ordinary Course of Business;

(r) the Company has not disclosed to any Person other than Buyer and authorized representatives of Buyer any proprietary confidential information, other than pursuant to a confidentiality agreement prohibiting the use or further disclosure of such information, which agreement is listed on *Schedule 4.7* and is in full force and effect;

(s) the Company has not made any change in any Tax or financial accounting methods, principles, practices, periods or elections from those utilized in the preparation of the most recently filed Returns or the Annual Financial Statements, except as required by the statutory accounting principles and practices prescribed or permitted by the domiciliary state of the Company, or applicable Tax Law; and

(t) the Company has not committed to take any of the actions described in this Section 4.7.

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4.8 Property.

(a) The Company owns the real property listed on *Schedule 4.8(a)* (the "*Real Property*").

(b) The leases of real property listed on *Schedule 4.8(b)* as being leased by the Company (the "*Leased Real Property*" and are in full force and effect, and the Company holds a valid and existing leasehold interest under each of the leases listed on *Schedule 4.8(b)*. The Real Property is subject to no ground lease, master lease, mortgage, deed of trust or other Encumbrance or interests that would entitle the holder thereof to interfere with or disturb use or enjoyment of the Real Property or the exercise by the lessee of its rights under such lease so long as the lessee is not in default under such lease.

(c) The Company has good and marketable title to, or a valid leasehold interest in, the buildings, machinery, equipment and other tangible assets and properties used by it, located on its premises or shown in the Latest Balance Sheet or acquired after the date thereof, free and clear of all Encumbrances, except for Permitted Encumbrances, Encumbrances listed on *Schedule 4.8(c)* and properties and assets disposed of in the Ordinary Course of Business since the date of the Latest Balance Sheet.

(d) The buildings, improvements, building systems, machinery, equipment and other tangible assets and properties used in the conduct of the business of the Company are in good condition and repair, ordinary wear and tear excepted, and are usable in the Ordinary Course of Business. Each such asset is free from defects (patent and latent), and has been maintained in accordance with the Company's normal past practices. The Company owns, or leases under valid leases, all buildings, machinery, equipment and other tangible assets and properties necessary for the conduct of its respective business as conducted.

(e) The fixed asset listing attached as *Schedule 4.8(e)* includes all buildings, machinery, equipment and other tangible assets and properties of the Company as of _____.

(f) The Company owns or leases all of the assets, tangible and intangible, of any nature whatsoever, necessary to operate the Company's business in the manner operated by the Company.

4.9 Accounts Receivable. All notes and accounts receivable of the Company are reflected properly on their books of account, are valid, have arisen from bona fide transactions in the Ordinary Course of Business, are subject to no setoff or counterclaim, and are current and collectible. Such notes and accounts receivable will be collected in accordance with their terms (none of which is beyond 60 days) at their recorded amounts, subject only to the reserve for bad debts on the face of the Latest Balance Sheet as adjusted in the Company's books of account for the passage of time through the Closing Date in the Ordinary Course of Business.

4.10 Tax Matters.

(a) The Company has (i) timely filed (or has had timely filed on its behalf) each Return required to be filed or sent by it in respect of any Taxes or required to be filed or sent by it by any Governmental Entity, each of which was correctly completed and accurately reflected

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any liability for Taxes of the Company, (ii) timely and properly paid (or had paid on its behalf) all Taxes due and payable for all Tax periods or portions thereof whether or not shown on such Returns, and (iii) established in the Company's books of account consistent with past practices, adequate reserves for the payment of any Taxes not then due and payable.

(b) The Company has complied with all applicable Laws relating to the withholding of Taxes and the payment thereof, and paid over to the proper Governmental Entity all amounts required to be so withheld and paid over under all applicable Laws. The Company is in compliance with all applicable Laws with respect to obtaining from all persons to whom it makes payments all taxpayer certifications and is in compliance with all Laws regarding retention of such forms imposed by each relevant taxing authority.

(c) There are no Encumbrances for Taxes upon any assets of the Company, except Encumbrances for Taxes not yet due.

(d) The Company has not requested any extension of time within which to file any Return, which Return has not since been filed.

(e) No deficiency for any Taxes has been proposed, asserted or assessed against the Company that has not been resolved and paid in full. No waiver, extension or comparable consent given by the Company regarding the application of the statute of limitations with respect to any Taxes or any Return is outstanding, nor is any request for any such waiver or consent pending. There has been no Tax audit or other administrative proceeding or court proceeding with regard to any Taxes or any Return for any Tax year subsequent to the year ended December 31, 2001, nor is any such Tax audit or other proceeding pending, nor has there been any notice to the Company by any Governmental Entity regarding any such Tax, audit or other proceeding, or, to the Knowledge of Seller or any employee of the Company responsible for Tax matters, is any such Tax audit or other proceeding threatened with regard to any Taxes or Returns. There are no outstanding subpoenas or requests for information with respect to any of the Returns of the Company. The Company has not entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision under any other Law.

(f) To the Knowledge of Seller, no additional Taxes will be assessed against the Company for any Tax period or portion thereof ending on or prior to the Closing Date, and there are no unresolved questions, claims or disputes concerning the liability for Taxes of the Company that would exceed the estimated reserves established on its books of account.

(g) *Schedule 4.10(g)* lists all federal, state, local and foreign income Tax Returns filed with respect to the Company for taxable periods ended on or after December 31, 2001, indicates those Returns that have been audited and indicates those Returns that currently are the subject of audit. Seller has delivered to Buyer correct and complete copies of all federal and state income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company filed or received since December 31, 2001.

(h) The Company does not have any liability for Taxes in a jurisdiction where it does not file a Return, nor has the Company received notice from a taxing authority in such a jurisdiction that it is or may be subject to taxation by that jurisdiction.

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(i) The Company is not a party to any Contract that would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code, and the consummation of the transactions contemplated by this Agreement will not be a factor causing payments to be made by the Company that are not deductible (in whole or in part) as a result of the application of Section 280G of the Code.

(j) No property of the Company is (i) property that the Company is or will be required to treat as being owned by another Person under the provisions of Section 168(f)(8) of the Code (as in effect prior to amendment by the Tax Reform Act of 1986), (ii)"tax-exempt use property" within the meaning of Section 168(h) of the Code or (iii) "tax-exempt bond financed property" within the meaning of Section 168(g)(5) of the Code.

(k) The Company is not required to include in income any adjustment under either Section 481(a) or Section 482 of the Code (or an analogous provision of Law) by reason of a voluntary change in accounting method or otherwise, and the IRS has not proposed any such adjustment or change in accounting method.

(l) All transactions that could give rise to an underpayment of Tax (within the meaning of Section 6662 of the Code) were reported by the Company in a manner for which there is substantial authority or were adequately disclosed on the Returns as required in accordance with Section 6662(d)(2)(B) of the Code.

(m) The Company is not a party to any Tax allocation or sharing agreement.

(n) The Company (i) has not been a member of an affiliated group filing a consolidated Return or (ii) has no liability for the Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any similar provision of Law), as a transferee or successor, by Contract, or otherwise.

(o) The Company has not engaged in any transaction that is subject to disclosure under present or former Treasury Regulations Sections 1.6011-4 or 1.6011-4T, as applicable.

(p) The Company has not been a member of any partnership or joint venture or the holder of a beneficial interest in any trust for any period for which the statute of limitations for any Taxes potentially applicable as a result of such membership or holding has not expired.

(q) Prior to March 6, 1998, the Company was a sole proprietorship of the Seller, and was disregarded for federal income tax purposes. The Company was organized as a limited liability company in the State of Idaho on March 6, 1998 and was treated as a disregarded entity for federal income tax purposes from that date until ______________________. The Company validly elected to be an "S corporation" within the meaning of Section 1361 et seq. of the Code for all periods since ___________________________, has maintained its status as an "S corporation" at all times since such date, and will be an S corporation up to and including the day before the Closing Date. The Company has been a validly electing "S corporation" in all state and local jurisdictions which recognize such status, and has made an affirmative election to attain S corporation status in such jurisdictions where required, and has maintained its status as an "S corporation" in each such jurisdiction at all times since the date of such election. No facts

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exist, or have existed, which would cause, or would have caused, the status of the Company as an "S corporation" under federal, state or local law to be subject to termination or revocation.

4.11 Material Contracts.

(a) *Schedule 4.11* lists the following Contracts to which the Company is a party or subject or by which it is bound (with the Contracts required to be listed on *Schedule 4.11*, the "*Material Contracts*"):

(i) each employment, agency, collective bargaining or consulting Contract;

(ii) each Contract (A) with any Insider or (B) between or among any Insiders relating in any way to the Company;

(iii) each distributor, reseller, OEM, dealer, manufacturer's representative, broker, sales agency, advertising agency, finder's, manufacturing or assembly Contract;

(iv) each franchise agreement;

(v) each Contract or group of related Contracts with the same party for the purchase of products or services with a undelivered balance in excess of $1 million;

(vi) each Contract or group of related Contracts with the same party for the sale of products or services with an undelivered balance in excess of $1 million;

(vii) each lease of real or personal property with aggregate annual payments in excess of $1 million;

(viii) each Contract for the sale of any capital assets in excess of $1 million;

(ix) each Contract for capital expenditures in excess of $1 million;

(x) each Contract relating to the borrowing of money or to mortgaging, pledging or otherwise placing an Encumbrance on any of the assets of the Company;

(xi) each written warranty, guaranty or other similar undertaking with respect to contractual performance extended by the Company other than in the Ordinary Course of Business;

(xii) each Contract relating to any surety bond or letter of credit required to be maintained by the Company;

(xiii) each Contract that contains or provides for an express undertaking by the Company to be responsible for consequential damages;

(xiv) each Contract concerning a partnership or joint venture;

(xv) each Contract providing for the development of any products, Software or Intellectual Property Rights or the delivery of any services by, for or with any third party;

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(xvi) each Contract containing exclusivity, noncompetition or nonsolicitation provisions or that would otherwise prohibit the Company from freely engaging in business anywhere in the world or prohibiting the solicitation of the employees or contractors of any other entity;

(xvii) each Contract pertaining to confidentiality or non-disclosure;

(xviii) each Capital Lease;

(xix) each Contract terminable by any other party upon a change of control of the Company or upon the failure of the Company to satisfy financial or performance criteria specified in such Contract;

(xx) each power of attorney that is currently in effect; and

(xxi) each other Contract of the Company not entered into in the Ordinary Course of Business or that is material to the business, financial condition, results of operations or prospects of the Company taken as a whole.

(b) Each Material Contract is valid and binding, currently in force and enforceable in accordance with its terms, subject to the Remedies Exception. The Company has performed all obligations required to be performed by it in connection with each Material Contract. The Company has not received any notice of any claim of default by it under or termination of any Material Contract. The Company has no present expectation or intention of not fully performing any obligation pursuant to any Material Contract, and there is no breach, anticipated breach or default by the Company or any other party to any Material Contract. There is no renegotiation of, attempt to renegotiate or outstanding right to renegotiate any material terms of any Material Contract and no Person has made written demand for such renegotiation. The Company has no obligation to refund payments received for work not yet performed under a Material Contract where the percentage of work completed is less than the percentage of revenues received to date.

4.12 Litigation. No material Litigation is pending or, to the Knowledge of the Seller, threatened against the Company and there is no reasonable basis for any Litigation against the Company. The Company is not subject to any outstanding Governmental Order.

4.13 Insurance.

(a) *Schedule 4.13* lists each policy of insurance in effect, each of which is in full force and effect

(b) *Schedule 4.13* lists by year for the current policy year and each of the two preceding policy years a summary of the loss experience under each policy involving any claim in excess of $100,000, setting forth (i) the name of the claimant, (ii) a description of the policy by insurer, type of insurance and period of coverage and (iii) the amount and a brief description of the claim. *Schedule 4.13* also describes the loss experience for all claims in excess of $100,000 that were self-insured, including the aggregate cost of such claims.

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4.14 Compliance with Laws; Governmental Authorizations.

(a) The Company has complied with all material applicable Laws and Governmental Orders. The Company is not relying on any exemption from or deferral of any Law, Governmental Order or Governmental Authorization that would not be available to Buyer after the Closing.

(b) The Company has in full force and effect all material Governmental Authorizations necessary to conduct its business and own and operate its properties. *Schedule 4.14(b)* lists each Governmental Authorization held by the Company. The Company has complied with all material Governmental Authorizations applicable to it.

(c) The Company has not offered, authorized, promised, made or agreed to make any gifts, payments or transfers of property of any kind (other than incidental gifts of nominal value) in connection with any actual or proposed transaction, except as required or permitted by the Laws of each applicable jurisdiction and in each such case has complied with the U.S. Foreign Corrupt Practices Act.

(d) The Company has never had a legal obligation to file any form, report, schedule, proxy statement or other document with the SEC.

4.15 Employees.

(a) *Schedule 4.15(a)* lists each employee of the Company as of the date of this Agreement, and states the total number of employees. Each employee listed on *Schedule 4.15(a)* is a permanent, full-time employee.

(b) *Schedule 4.15(b)* lists each salaried employee of the Company as of the date of this Agreement and shows for each such employee annual salary, any other compensation payable (including compensation payable pursuant to bonus, incentive, deferred compensation or commission arrangements), date of employment and position. To the Knowledge of the Seller, no executive employee of the Company and no group of employees of the Company has any plans to terminate his, her or their employment. The Company has complied at all times with all material applicable Laws relating to employment and employment practices and those relating to the calculation and payment of wages (including overtime pay, maximum hours of work and child labor restrictions), equal employment opportunity (including Laws prohibiting discrimination and/or harassment or requiring accommodation on the basis of race, color, national origin, religion, gender, disability, age, sexual orientation or otherwise), affirmative action and other hiring practices, occupational safety and health, workers' compensation, unemployment compensation, the payment of social security and other Taxes, and unfair labor practices under the National Labor Relations Act or applicable state law. The Company has no material labor relations problems pending or, to the Knowledge of the Seller, threatened. There are no workers' compensation claims pending against the Company, or, to the Knowledge of the Seller, any facts that would give rise to such a claim. No employee of the Company is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company.

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(c) *Schedule 4.15(c)*, Part 1, lists each employee of the Company as of the date of this Agreement who holds a temporary work authorization, including H-1B, L-1, F-1 or J-1 visas or work authorizations (the "*Work Permits*"), and shows for each such employee the type of Work Permit and the length of time remaining on such Work Permit. With respect to each Work Permit, all of the information that the Company provided to the Department of Labor and the Immigration and Naturalization Service or the Department of Homeland Security (collectively, the "*Department*") in the application for such Work Permit was true and complete. The Company received the appropriate notice of approval from the Department with respect to each such Work Permit. The Company has not received any notice from the Department that any Work Permit has been revoked. There is no action pending or, to the Knowledge of the Seller, threatened to revoke or adversely modify the terms of any Work Permit. Except as set disclosed in *Schedule 4.15(c)*, Part 2, no employee of the Company is (a) a non-immigrant employee whose status would terminate or otherwise be affected by the transactions contemplated by this Agreement, or (b) an alien who is authorized to work in the United States in non-immigrant status. For each employee of the Company hired after November 6, 1986, the Company has retained an Immigration and Naturalization Service Form I-9, completed in accordance with applicable Law.

(d) The employment of any terminated former employee of the Company has been terminated in accordance with any applicable Contract terms and applicable Law, and the Company does not have liability under any Contract or applicable Law toward any such terminated employee, except as may be required by applicable law. The transactions contemplated by this Agreement will not cause the Company to incur or suffer any liability relating to, or obligation to pay, severance, termination or other payment to any Person.

(e) The Company has paid in full to all employees all wages, salaries, bonuses and commissions due and payable to such employees and has fully reserved in its books of account all amounts for wages, salaries, bonuses and commissions due but not yet payable to such employees.

4.16 Employee Benefits.

(a) *Schedule 4.16* lists all Plans by name and provides a brief description identifying (i) the type of Plan, (ii) the funding arrangements for the Plan, (iii) the sponsorship of the Plan, (iv) the participating employers in the Plan and (v) any one or more of the following characteristics that may apply to such Plan: (A) defined contribution plan as defined in Section 3(34) of ERISA or Section 414(i) of the Code, (B) defined benefit plan as defined in Section 3(35) of ERISA or Section 414(j) of the Code, (C) plan that is or is intended to be tax qualified under Section 401(a) or 403(a) of the Code, (D) plan that is or is intended to be an employee stock ownership plan as defined in Section 4975(e)(7) of the Code (and whether or not such plan has entered into an exempt loan), (E) nonqualified deferred compensation arrangement, (F) employee welfare benefit plan as defined in Section 3(1) of ERISA, (G) multiemployer plan as defined in Section 3(37) of ERISA or Section 414(f) of the Code, (H) multiple employer plan maintained by more than one employer as defined in Section 413(c) of the Code, (I) plan providing benefits after separation from service or termination of employment, (J) plan that owns any Company or other employer securities as an investment, (K) plan that provides benefits (or provides increased benefits or vesting) as a result of a change in control of the Company, (L)

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plan that is maintained pursuant to collective bargaining and (M) plan that is funded, in whole or in part, through a voluntary employees' beneficiary association exempt from Tax under Section 501(c)(9) of the Code.

(b) *Schedule 4.16* lists each corporation, trade or business (separately for each category below that applies), if any: (i) that is (or was during the preceding five years) under common control with the Company within the meaning of Section 414(b) or (c) of the Code, (ii) that is (or was during the preceding five years) in an affiliated service group with the Company within the meaning of Section 414(m) of the Code, (iii) that is (or was during the preceding five years) the legal employer of Persons providing services to the Company as leased employees within the meaning of Section 414(n) of the Code and (iv) with respect to which the Company is a successor employer for purposes of group health or other welfare plan continuation rights (including Section 601 *et seq*. of ERISA) or the Family and Medical Leave Act.

(c) With respect to each Plan, a complete and correct copy of each of the following documents (if applicable) has been provided or made available to Buyer: (i) the most recent determination letter received by the Company from the IRS regarding each Plan, (ii) the most recent determination or opinion letter ruling from the IRS that each trust established in connection with Plans that are intended to be tax exempt under Section 501(a) or (c) of the Code are so tax exempt, (iii) all pending applications for rulings, determinations, opinions, no action letters and the like filed with any governmental agency (including the Department of Labor, IRS, Pension Benefit Guaranty Corporation and the SEC), (iv) the financial statements for each Plan for the three most recent fiscal or plan years (in audited form if required by ERISA) and, where applicable, Annual Report/Return (Form 5500) with disclosure schedules, if any, and attachments for each Plan, (v) the most recently prepared actuarial valuation report for each Plan (including reports prepared for funding, deduction and financial accounting purposes), (vi) plan documents, trust agreements, insurance contracts, service agreements and all related contracts and documents (including any employee summaries and material employee communications) with respect to each Plan and (vii) collective bargaining agreements (including side agreements and letter agreements) relating to the establishment, maintenance, funding and operation of any Plan.

(d) *Schedule 4.16* lists each employee of the Company who is (i) absent from active employment due to short or long term disability, (ii) absent from active employment on a leave pursuant to the Family and Medical Leave Act or a comparable state Law, (iii) absent from active employment on any other leave or approved absence (together with the reason for each leave or absence) or (iv) absent from active employment due to military service (under conditions that give the employee rights to re-employment).

(e) With respect to continuation rights arising under federal or state Law as applied to Plans that are group health plans (as defined in Section 601 *et seq*. of ERISA), *Schedule 4.16* lists (i) each employee, former employee or qualifying beneficiary who has elected continuation and (ii) each employee, former employee or qualifying beneficiary who has not elected continuation coverage but is still within the period in which such election may be made.

(f) (i) All Plans intended to be Tax qualified under Section 401(a) or Section 403(a) of the Code are so qualified, (ii) all trusts established in connection with Plans intended to be Tax

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exempt under Section 501(a) or (c) of the Code are so Tax exempt, (iii) to the extent required either as a matter of Law or to obtain the intended Tax treatment and Tax benefits, all Plans comply in all respects with the requirements of ERISA and the Code, (iv) all Plans have been administered in accordance with the documents and instruments governing the Plans, (v) all reports and filings with Governmental Entities (including the Department of Labor, the IRS, Pension Benefit Guaranty Corporation and the SEC) required in connection with each Plan have been timely made, (vi) all disclosures and notices required by Law or Plan provisions to be given to participants and beneficiaries in connection with each Plan have been properly and timely made and (vii) each of the Company and the Subsidiaries has made a good faith effort to comply with the reporting and taxation requirements for FICA taxes with respect to any deferred compensation arrangements under Section 3121(v) of the Code.

(g) (i) All contributions, premium payments and other payments required to be made in connection with the Plans have been made, (ii) a proper accrual has been made on the books of account of the Company for all contributions, premium payments and other payments due in the current fiscal year, (iii) no contribution, premium payment or other payment has been made in support of any Plan that is in excess of the allowable deduction for federal income Tax purposes for the year with respect to which the contribution was made (whether under Section 162, Section 280G, Section 404, Section 419, Section 419A of the Code or otherwise) and (iv) with respect to each Plan that is subject to Section 301 *et seq.* of ERISA or Section 412 of the Code, the Company is not liable for any "accumulated funding deficiency" as that term is defined in Section 412 of the Code and the projected benefit obligations do not exceed the assets of the Plan.

(h) Except as otherwise provided in this Agreement, the consummation of the transactions contemplated by this Agreement will not (i) cause any Plan to increase benefits payable to any participant or beneficiary, (ii) entitle any current or former employee of the Company to severance pay, unemployment compensation or any other payment, benefit or award or (iii) accelerate or modify the time of payment or vesting, or increase the amount of any benefit, award or compensation due any such employee.

(i) (i) No Litigation is pending with regard to any Plan other than routine uncontested claims for benefits, (ii) no Plan is currently under examination or audit by the Department of Labor, the IRS or the Pension Benefit Guaranty Corporation, (iii) the Company has no actual or potential liability arising under Title IV of ERISA as a result of any Plan that has terminated or is in the process of terminating, (iv) the Company has no actual or potential liability under Section 4201 *et seq.* of ERISA for either a complete withdrawal or a partial withdrawal from a multiemployer plan and (v) with respect to the Plans, the Company has no liability (either directly or as a result of indemnification) for (and the transactions contemplated by this Agreement will not cause any liability for): (A) any excise Taxes under Section 4971 through Section 4980B, Section 4999, Section 5000 or any other Section of the Code, (B) any penalty under Section 502(i), Section 502(l), Part 6 of Title I or any other provision of ERISA or (C) any excise Taxes, penalties, damages or equitable relief as a result of any prohibited transaction, breach of fiduciary duty or other violation under ERISA or any other applicable Law, (vi) all accruals required under FAS 106 and FAS 112 have been properly accrued on the Annual Financial Statements, (vii) no condition, agreement or Plan provision limits the right of the Company to amend, cut back or terminate any Plan (except to the extent such limitation arises

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under ERISA) and (viii) the Company has no liability for life insurance, death or medical benefits after separation from employment other than (A) death benefits under the Plans and (B) health care continuation benefits described in Section 4980B of the Code.

4.17 Environmental Matters.

(a) The Company is and has been in material compliance with all Environmental Laws with respect to its business and has obtained, and is in material compliance with, all permits and authorizations related to its business required under applicable Environmental Laws except where failure to have obtained such permits or authorizations or be in compliance with such permits or authorizations would not have a Material Adverse Effect.

(b) The Company has not received any notice, notice of violation, report or other information regarding any actual or alleged violation of Environmental Laws, or any liabilities or potential liabilities for personal injury, property damage or investigatory or cleanup obligations arising under Environmental Laws related to its business.

(c) No judicial proceeding or governmental or administrative action is pending or to the Knowledge of the Seller threatened under any applicable Environmental Law pursuant to which the Company is or will be named as a party;

(d) The Company has not entered into any agreement with any Governmental Entity or other Person pursuant to which the Company has any obligations related to its business with respect to the corrective action, investigation or remediation of any condition resulting from the release or threatened release of Hazardous Materials.

(e) No Hazardous Materials are located and no releases of Hazardous Materials have occurred on, at, above or from the Company that has resulted or would reasonably be expected to result in a material cost, liability or obligation under any Environmental Law.

(f) The Company has provided Buyer with all environmental site assessments, audits, studies and other environmental documents in Seller's possession, custody or control relating to its business.

4.18 Brokerage. No Person will be entitled to receive any brokerage commission, finder's fee, fee for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any Contract made by or on behalf of the Company for which Buyer or the Company is or could become liable or obligated.

4.19 Availability of Documents. Seller has delivered to Buyer correct and complete copies of the items referred to in the Disclosure Schedule or in this Agreement (and in the case of any items not in written form, a written description thereof).

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4.20 Disclosure. This Agreement, the exhibits, the Disclosure Schedule, the Annual Financial Statements or the Annual Financial Statements do not contain any untrue statement.

V. Representations and Warranties of Buyer

Buyer represents and warrants to Seller that as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

5.1 Incorporation; Power and Authority. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, with all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.

5.2 Valid and Binding Agreement. The execution, delivery and performance of this Agreement and the Ancillary Agreements to which it will become a party by Buyer have been duly and validly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable against it in accordance with its terms, subject to the Remedies Exception. Each Ancillary Agreement to which Buyer will become a party, when executed and delivered by Buyer, will constitute the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the Remedies Exception.

5.3 No Breach; Consents. The execution, delivery and performance of this Agreement and the Ancillary Agreements to which it will become a party by Buyer will not (a) contravene any provision of the Organizational Documents of Buyer; (b) violate or conflict with any Law, Governmental Order or Governmental Authority; (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or require a Consent, including any Consent under any Contract or Governmental Authorization that is either binding upon or enforceable against Buyer; or (d) require any Governmental Authorization.

5.4 Brokerage. No Person will be entitled to receive any brokerage commission, finder's fee, fee for financial advisory services (except for fees paid to Jefferies & Company, Inc.) or similar compensation in connection with the transactions contemplated by this Agreement based on any Contract made by or on behalf of Buyer for which the Seller is or could become liable or obligated.

5.5 Investment Intent. Buyer is (a) acquiring the Membership Interests for its own account for investment purposes, and not with a view to the distribution thereof; (b) is a sophisticated investor with knowledge and experience in business and financial matters; (c) has received certain information concerning Seller and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Membership Interests; and (d) is able to bear the economic risk and lack of liquidity inherent in holding the Membership Interests.

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5.6 Buyer Common Stock. The shares of Buyer Common Stock will, when issued and delivered in accordance with this Agreement, be duly authorized, validly issued, fully paid and nonassessable.

5.7 SEC Filings; Financial Statements.

(a) Buyer has filed all forms, reports, schedules, statements and other documents required to be filed by it during the 12 months immediately preceding the date of this Agreement (collectively, as supplemented and amended since the time of filing, the "*Buyer SEC Reports*") with the SEC. The Buyer SEC Reports (i) were prepared in all material respects in accordance with all applicable requirements of the Securities Act and the Exchange Act, as applicable, and (ii) did not, at the time they were filed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation in clause (ii) of the preceding sentence does not apply to any misstatement or omission in any Buyer SEC Report that was superseded by subsequent Buyer SEC Reports.

(b) The audited consolidated financial statements and unaudited consolidated interim financial statements of Buyer and its consolidated Subsidiaries included or incorporated by reference in the Buyer SEC Reports have been prepared in accordance with GAAP consistently applied during the periods indicated (except as may otherwise be indicated in the notes) and present fairly the financial position, results of operations and cash flows of Buyer and its consolidated Subsidiaries on a consolidated basis at the respective dates and for the respective periods indicated (except interim financial statements may not contain all notes and are subject to year-end adjustments).

VI. Agreements of Seller

Seller agrees with Buyer that:

6.1 Conduct of the Business. Seller will cause the Company to observe the following provisions up to and including the Closing Date, except with Buyer's prior written consent, which shall not be unreasonably withheld:

(a) the Company will conduct its business only in, and will not take any action except in, the Ordinary Course of Business and in accordance with applicable Law, taking into account the Company's customary policies for capital investment;

(b) the Company will not amend or modify any Material Contract or enter into any Contract that would have been a Material Contract if such Contract had been in effect on the date of this Agreement except that the Company may enter into Contracts with vendors or customers in the Ordinary Course of Business;

(c) the Company will (i) use commercially reasonable efforts to preserve its business organization and goodwill, keep available the services of its officers, employees and consultants and maintain satisfactory relationships with vendors, customers and others having business relationships with it, (ii), subject to applicable Laws, confer on a reasonably regular basis with representatives of Buyer to report operational matters and

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the general status of ongoing operations as reasonably requested by Buyer and (iii) not take any action that would render, or that reasonably may be expected to render, any Material representation or warranty made by Seller in this Agreement untrue;

(d) except with the consent of Buyer or in the Ordinary Course of Business, the Company will not use extraordinary selling efforts that would have the effect of accelerating sales prior to the time reasonably expected, through offering of discounts, shipment of goods prior to anticipated shipping dates or otherwise;

(e) the Company will not (i) make, change or rescind any express or deemed election or take any other discretionary position relating to Taxes, (ii) file any amended Return, (iii) settle or compromise any Litigation relating to Taxes, (iv) consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company, or take any other similar action relating to the filing of any Return or payment of any Tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing the Tax liability of the Company for any period ending after the Closing Date or decreasing any Tax attribute of the Company existing on the Closing Date;

(f) the Company will not change an annual accounting period, or adopt or change any accounting method from those employed in the preparation of the last filed Returns or those in effect on the Latest Balance Sheet Date, other than changes required by the Code; and

(g) the Company will not cancel or terminate its current insurance policies or allow any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse replacement policies providing coverage equal to or greater than the coverage under the canceled, terminated or lapsed policies for substantially similar premiums are in full force and effect.

6.2 Notice of Developments. Seller will promptly notify Buyer of any emergency or other change in the Ordinary Course of Business of the Company or the commencement or threat of Litigation. Seller will promptly notify Buyer in writing if the Seller should discover that any representation or warranty made by the Seller in this Agreement was when made, has subsequently become or will be on the Closing Date untrue in any respect.

6.3 Pre-Closing Access. Through the Closing Date, Seller will cause the Company to afford to Buyer and its authorized representatives reasonable access at all reasonable times and upon reasonable notice to the facilities, offices, properties, technology, processes, books, business and financial records, officers, employees, business plans, budgets, and projections, customers, suppliers and other information of the Company, and otherwise provide such assistance as may be reasonably requested by Buyer in order that Buyer have a full opportunity to make such investigation and evaluation as it reasonably desires to make of the business and affairs of the Company. In addition, Seller will cause the Company to cooperate fully (including providing introductions where necessary) with Buyer to enable Buyer to contact third parties, including employees, suppliers, customers and prospective customers of the Company, and to offer employment to employees of the Company. Subject to Laws, Buyer will have full access to

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the personnel records (including performance appraisals, disciplinary actions, grievances and medical records) of the Company for the purpose of preparing for and conducting employment interviews with all Active Employees. The Company will provide such Plan documents and summary plan descriptions, employee data or other information as may be reasonably required to carry out the arrangements described in Section 7.4. The Confidentiality Agreement dated January 13, 2008 (the " *Confidentiality Agreement* "), between the Company and Buyer will apply with respect to information obtained by Buyer under this Section 6.3. Buyer shall indemnify and hold harmless the Company for any Losses directly resulting from an such investigation or evaluation of the Company pursuant to this Section 6.3, subject to the limitations of such indemnification set forth in Section 10.2.

6.4 Waivers; Payment of Indebtedness. Seller waives any claim it might have against the Company, whether arising out of this Agreement or otherwise, except for the right of Seller to cause the Company to distribute or pay over funds to allow the working capital of the Company to equal the debt of the Company at Closing. Seller will cause the Seller, a child or spouse of the Seller and any Person controlled by the Seller to repay, in full, prior to the Closing, all indebtedness owed to the Company by such Person.

6.5 Conditions. Seller will use its commercially reasonable efforts to cause the conditions set forth in Section 8.1 to be satisfied and to consummate the transactions contemplated by this Agreement as soon as reasonably possible and in any event prior to the Closing Date.

6.6 Consents and Authorizations; Regulatory Filings. Seller will use commercially reasonable efforts to obtain, and will cause the Company to use commercially reasonable efforts to obtain, within 30 days after the date of this Agreement, all Consents and Governmental Authorizations (the "*Required Consents*") necessary or reasonably desirable for the consummation of the transactions contemplated by this Agreement or that could, if not obtained, adversely affect the conduct of the business of the Company as it is conducted or proposed to be conducted, including those listed on *Schedule 6.6*. The Company will keep Buyer reasonably advised of the status of obtaining the Required Consents.

6.7 No Sale. The Seller will not sell, pledge, transfer or otherwise place any Encumbrance on any Membership Interests owned by the Seller.

6.8 Litigation Support. In the event and for so long as Buyer, the Company is actively contesting or defending against any Litigation in connection with any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction existing or occurring on or prior to the Closing Date involving the Company, the Seller will cooperate in the contest or defense and provide such testimony as may be necessary in connection with the contest or defense, at the cost and expense of Buyer (unless and to the extent Buyer is entitled to indemnification therefor under Article

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VII. Agreements of Buyer

Buyer agrees with Seller that:

7.1 Conditions. Buyer will use its best efforts to cause the conditions set forth in Section 8.2 to be satisfied and to consummate the transactions contemplated by this Agreement as soon as reasonably possible and in any event prior to the Closing Date.

7.2 Regulatory Filings. No later than the fourth business day after the date of this Agreement, Buyer will make all filings and submissions required by it under any Law applicable to Buyer required for the consummation of the transactions contemplated by this Agreement.

7.3 Buyer Shareholders' Meeting.

(a) Buyer will take all action necessary under all applicable Laws to call, give notice of and hold a meeting of its shareholders to vote on a proposal to approve the issuance of the Buyer Common Stock to be issued pursuant to this Agreement (the "*Buyer Shareholders' Meeting*"). The Buyer Shareholders' Meeting will be held on a date selected by the Buyer as promptly as practicable after the date of this Agreement. Buyer will ensure that all proxies solicited in connection with the Buyer Shareholders' Meeting are solicited in compliance with all applicable Laws.

(b) The proxy statement for the Buyer Shareholders' Meeting will include a statement to the effect that the board of directors of the Buyer recommends that Buyer's shareholders vote to approve the issuance of the Buyer Common Stock to be issued pursuant to this Agreement at the Buyer Shareholders' Meeting.

7.4 Employee Matters.

(a) Except for the employment agreement to be entered into with Seller, nothing in this Agreement will be construed to create a right in any employee of the Company to employment with Buyer (or any Subsidiary of Buyer) or the Company, and subject to any agreement between an employee and Buyer (or any Subsidiary of Buyer) or the Company, the employment of each employee of the Company who continues employment with Buyer (or any Subsidiary of Buyer) or the Company after the Closing Date (a "*Continuing Employee*") will be "at will" employment.

(b) Each Continuing Employee will be eligible to continue to participate in the Company's health, vacation and other non-equity based employee benefit plans; provided, however, that (a) nothing in this Section 7.4(b) or elsewhere in this Agreement will limit the right of Buyer or the Company to amend or terminate any such health, vacation or other employee benefit plan at any time. Nothing in this Section 7.4(b) will be interpreted to require Buyer to provide for the participation of any Continuing Employee in any employee benefit plan, program or arrangement sponsored or maintained by the Buyer.

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7.5 Financing.

Buyer will use its best efforts to obtain the financing required in order to consummate the transactions contemplated by this Agreement and to fund the working capital requirements of the Company after the Closing.

7.6 Issuance of Common Stock.

Buyer will use its best efforts to cause the shareholders to approve the issuance of the Buyer Common Stock to be issued in contemplation of the transaction subsumed herein, and to approve any financing arrangements required under this Agreement.

7.7 Registration Rights.

If Buyer grants registration rights to subscribers in connection with the financing contemplated in Section 8.1(i), Seller shall be granted the same rights with respect to the shares issued pursuant to Section 2.2(b).

7.8 Responsibility for Filing Tax Returns.

Buyer shall prepare and timely file (or cause to be prepared and timely filed) all Returns of the Company required to be filed by the Company on or after the Closing Date, other than the S corporation income Tax Returns of the Company for the period ending on the Closing Date, which shall be the sole responsibility of the Company.

7.9 Straddle Period.

In the case of any taxable period beginning on or before the Closing Date and ending after the Closing Date (a "*Straddle Period*"), Taxes of the Company shall be calculated as though the taxable year of the Company terminated as of the close of business on the Closing Date; *provided, however*, that in the case of Taxes that are not based on income, receipts, proceeds, profits or similar items, Taxes attributable to the period prior to the Closing Date shall be equal to the amount of Tax for the Straddle Period multiplied by a fraction, the numerator of which shall be the number of days from the beginning of the Straddle Period through the Closing Date and the denominator of which shall be the number of days in the Straddle Period.

7.10 Cooperation on Tax Matters.

Buyer and Seller shall cooperate fully in the defense of any audits, examinations, litigation or other proceedings (each, a "*Tax Proceeding*"). Such cooperation shall include, but shall not be limited to, the retention and (upon the other party's request) the provision of records and information that are reasonably relevant to any Tax Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Buyer and Seller agree (A) to retain all books and records with respect to Tax matters pertinent to the Company relating to any period prior to the Closing Date until the expiration of the statute of limitations of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and

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records and, if the other party so requests, allow the other party to take possession of such books and records.

7.11 Mitigation.

Buyer and Seller further agree, upon request from the other party, to use their commercially reasonable best efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

7.12 Transfer Taxes.

All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by Buyer when due, and Buyer shall, at its own expense, file all necessary Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable Law, Seller shall, and shall cause the Company to, join in the execution of any such Returns and documentation.

VIII. Conditions to Closing

8.1 Conditions to Buyer's Obligations. The obligation of Buyer to take the actions required to be taken by it at the Closing is subject to the satisfaction or waiver, in whole or in part, in Buyer's sole discretion (but no such waiver will waive any rights or remedy otherwise available to Buyer), of each of the following conditions at or prior to the Closing:

(a) The representations and warranties set forth in Articles III and IV not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects as of the Closing Date and each representation and warranty of the Company that is so qualified shall be true and correct in all respects with the same effect as though such representation and warranty had been made on and as of such date, except that any representation or warranty expressly made as of a specified date will only need to have been true on and as of such date;

(b) Seller will have performed and complied with each of its agreements contained in this Agreement in all material respects;

(c) Each Required Consent will have been obtained and be in full force and effect and such actions as Buyer's counsel may reasonably require will have been taken in connection therewith;

(d) Buyer will have obtained each Governmental Authorization required to operate the business of the Company in the manner it was operated prior to the Closing Date;

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(f) No Person will have asserted or threatened that, other than as set forth in the Disclosure Schedule, such Person (i) is the owner of, or has the right to acquire or to obtain ownership of, any capital stock of, or any other voting, equity or ownership interest in, the Company or (ii) is entitled to all or any portion of the Purchase Price;

(g) Buyer will have been satisfied (in its reasonable discretion) with the results of its continuing business, legal, environmental and accounting due diligence regarding the Company;

(h) Seller will have delivered each of the agreements, certificates, instruments and other documents that it is obligated to deliver pursuant to Section 2.3(a)(i), and such agreements so delivered will be in full force and effect;

(i) Buyer will have obtained on terms and conditions satisfactory to it the financing it needs in order to consummate the transactions contemplated by this Agreement and to fund the working capital requirements of the Company after the Closing;

(j) Buyer's shareholders will have approved the issuance of the Buyer Common Stock to be issued in contemplation of the transaction subsumed herein, and will have approved any financing arrangements required under this Section 8.1; and

(k) Buyer will have received certificates dated as of a date not earlier than the fourth business day prior to the Closing as to the good standing of the Company and payment of all applicable state Taxes by the Company, executed by the appropriate officials of the State of Idaho and each jurisdiction in which the Company is licensed or qualified to do business as a foreign corporation as specified in *Schedule 4.1*;

8.2 Conditions to Seller's Obligations. The obligation of Seller to take the actions required to be taken by it at the Closing is subject to the Seller's satisfaction or waiver, in whole or in part, such waiver will waive any right or remedy otherwise available under this Agreement), of each of the following conditions at or prior to the Closing:

(a) Buyer will have delivered and deposited the funds required under Section 2.2(a) of this Agreement;

(b) Buyer will have performed and complied with each of its agreements contained in this Agreement in all material respects;

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(d) [After the date of this Agreement, no Buyer Material Adverse Effect will have occurred;]

(e) Buyer will have delivered each of the certificates, instruments and other documents that it is obligated to deliver pursuant to Section 2.3(a)(ii); and

(f) Buyer's shareholders will have approved the issuance of the Buyer Common Stock to be issued in contemplation of the transaction subsumed herein, and will have approved any financing arrangements required under Section 8.1.

IX. Termination

9.1 Termination. This Agreement may be terminated prior to the Closing:

(a) by the mutual written consent of Buyer and Seller;

(b) by Seller, if

(i) Buyer has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect;

(ii) the transactions contemplated by this Agreement will not have been consummated on or before the Closing Date *provided*, that Seller will not be entitled to terminate this Agreement pursuant to this Section 9.1(b)(ii) if Seller's failure to comply fully with its obligations under this Agreement has prevented the consummation of the transactions contemplated by this Agreement;

(iv) after the date of this Agreement, a Buyer Material Adverse Effect will have occurred;

(v) the issuance of the Buyer Common Stock will not have been approved at the Buyer Shareholders' Meeting.; or

(vi) any of the conditions set forth in Section 8.2 will have become impossible to satisfy.

(c) by Buyer, if

(i) the Seller has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect;

(ii) the transactions contemplated by this Agreement will not have been consummated on the Closing Date; *provided*, that Buyer will not be entitled

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to terminate this Agreement pursuant to this Section 9.1(c)(ii) if Buyer's failure to comply fully with its obligations under this Agreement has prevented the consummation of the transactions contemplated by this Agreement;

(iii) a Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would reasonably be expected to result directly or indirectly, in any of the consequences referred to in Section 8.1(c).

(iv) after the date of this Agreement, a Material Adverse Effect will have occurred;

(v) any of the conditions set forth in Section 8.1 will have become impossible to satisfy;

(vi) if Buyer will not have been satisfied with the results of its continuing business, legal, environmental and accounting due diligence regarding the Company;

(vii) Buyer will not have been able to obtain by the Closing Date, on terms and conditions satisfactory to it, the financing it needs in order to consummate the transactions contemplated in this Agreement and fund the working capital requirements of the Company after the Closing;

(viii) the Company will have been, or will have been threatened to be, materially adversely affected in any way as a result of fire, explosion, disaster, accident, labor dispute, any action by any Governmental Entity, flood, act of war, terrorism, civil disturbance or act of nature; or

(ix) the issuance of Buyer Common Stock or the financing arrangements contemplated as part of this agreement will not have been approved at the Buyer Shareholders' Meeting.

9.2 Effect of Termination. The right of termination under Section 9.1 is in addition to any other rights Buyer or Seller may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies and will not preclude an action for breach of this Agreement. If this Agreement is terminated, all continuing obligations of the parties under this Agreement will terminate except that the Confidentiality Agreement will survive indefinitely unless sooner terminated or modified by the parties in writing.

X. Indemnification

10.1 Indemnification by Seller.

(a) Seller will indemnify in full each of Buyer and the Company (collectively, for purposes of this Article X only, "*Buyer*") and hold it harmless against any Loss, actually incurred prior to the applicable date referred to in Section 10.1(d), arising from, relating to or constituting

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(i) any breach or inaccuracy in any of the representations and warranties of Seller contained in this Agreement, unless disclosed in the Disclosure Schedule, as the same may be brought down to the Closing Date or any closing certificate delivered by or on behalf of Seller pursuant to this Agreement (any such breach or inaccuracy to be determined without regard to any qualification for "materiality," "in all material respects" or similar qualification),(ii) any services provided by the Company prior to the Closing Date, (iii) any liability of the Company for Taxes incurred on or prior to the Closing Date ("*Pre-Closing Taxes*"); (iv) failure of Seller to cause an amount of working capital equal to the debt of the Company to remain with the Company at closing pursuant to Section 2.2(d); (v) any claim by a customer of Buyer for a credit, discount or payment arising out of any sales made by the Company on or prior to the Closing Date; (viii) [any liability under the WARN Act or any similar state or local Law that may result from an "Employment Loss" as defined by 29 U.S.C. 2101(a)(6), caused by any action of the Company prior to the Closing or by Buyer's decision not to retain employees of the Company]; (ix) any Plan established or maintained by the Company; or (x) any breach of any of the agreements of the Seller contained in this Agreement (collectively, "*Buyer Losses*").

(b) Seller will indemnify Buyer for Buyer Losses, (i) resulting from breaches or inaccuracies of Article 4 and (ii) pursuant to Section 10.1(a)(ii) only if the aggregate amount of all Buyer Losses attributable to clauses (i) and (ii) exceeds $250,000 (the "*Basket Amount*"), in which case Seller will be liable only for the aggregate amount of all such Buyer Losses in excess of the Basket Amount.

(c) Seller's liability will not exceed $5,000,000 for Buyer Losses (i) resulting from undisclosed breaches or inaccuracies of Article 4, or (ii) pursuant to Section 10.1(a)(ii). Notwithstanding any provision herein to the contrary, the limitations set forth in subclauses (a) and (b) of this Section 10.1 shall not apply to [(i) breaches or inaccuracies of the representations and warranties contained in Section 4.10 (Tax Matters),] and (ii) unpaid Pre-Closing Taxes.

(d) If Buyer has a claim for indemnification under this Section 10.1, Buyer will deliver to Seller one or more written notices of Buyer Losses (each a "*Buyer Claim*"), prior to the second anniversary of the Closing Date, except for Buyer Losses arising from a breach or inaccuracy in the representations and warranties made in Sections 4.10 or 4.16 or any unpaid Pre-Closing Taxes or any breach of any of the agreements by the Seller contained in this Agreement, for which Buyer will deliver a Buyer Claim prior to six months after the expiration of the applicable statute of limitations. Seller will have no liability under this Section 10.1 unless the written notices required by the preceding sentence are given by the date specified. Any Buyer Claim will state in reasonable detail the basis for such Buyer Losses to the extent then known by Buyer and the nature of the Buyer Loss for which indemnification is sought, and it may state the amount of the Buyer Loss claimed. If such Buyer Claim (or an amended Buyer Claim) states the amount of the Buyer Loss claimed and Seller notifies Buyer that Seller does not dispute the claim described in such notice or fails to notify Buyer within 30 business days after delivery of such notice by Buyer whether Seller disputes the claim described in such notice, the Buyer Loss in the amount specified in Buyer's notice will be admitted by Seller, and Seller will pay the amount of such Buyer Loss to Buyer. If Seller has timely disputed the liability of Seller with respect to a Buyer Claim (or an amended Buyer Claim) stating the amount of a Buyer Loss claimed, Seller and Buyer will proceed in good faith to negotiate a resolution of such dispute. If a claim for indemnification has not been resolved within 60 days after delivery of the notice,

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Buyer may seek judicial recourse. If a Buyer Claim does not state the amount of the Buyer Loss claimed, such omission will not preclude Buyer from recovering from Seller the amount of the Buyer Loss described in such Buyer Claim if any such amount is subsequently provided in an amended Buyer Claim. In order to assert its right to indemnification under this Article X, Buyer will not be required to provide any notice except as provided in this Section 10.1(d).

(e) Seller will pay the amount of any Buyer Loss to Buyer within 10 days following the determination of Seller's liability for and the amount of a Buyer Loss (whether such determination is made pursuant to the procedures set forth in this Section 10.1, by agreement between Buyer and Seller, by arbitration award or by final adjudication).

(f) [Buyer may elect to recoup all or any part of any Buyer Loss it suffers (in lieu of seeking any indemnification to which it is entitled under this Section 10.1) by notifying Seller of such election and offsetting the amount of any payment required to be made pursuant to this Section by offsetting the portion of the Deferred Cash Payment required to cover any such Buyer Loss.]

10.2 Indemnification by Buyer.

(a) Buyer will indemnify, defend and hold harmless in full Seller and hold it harmless against any Loss, whether or not actually incurred prior to the date referred to in Section 10.2(d), arising from, relating to or constituting (i) any breach or inaccuracy in any of the representations and warranties of Buyer contained in this Agreement or in any certificate delivered by or on behalf of Buyer pursuant to this Agreement (any such breach or inaccuracy to be determined without regard to any qualification as to "materiality," "in all material respects" or similar qualification) or (ii) any breach of any of the agreements of Buyer contained in this Agreement ("*Seller Losses*").

(b) Buyer will indemnify the Company for the Company Losses pursuant to Section 10.2(a)(i) only if the aggregate amount of all Seller Losses attributable to Section 10.2(a)(i) exceeds $250,000 (the "*Seller's Basket Amount*"), in which case Buyer will be liable only for the aggregate amount of all the Seller Losses in excess of Seller's Basket Amount.

(c) Buyer's liability will not exceed $5,000,000 for Seller Losses attributable to Section 10.2(a)(i).

(d) If Seller has a claim for indemnification under this Section 10.2, Seller will deliver to Buyer one or more written notices of Seller Losses prior to the second anniversary of the Closing Date. Buyer will have no liability under this Section 10.2 unless the written notices required by the preceding sentence are given in a timely manner. Any written notice will state in reasonable detail the basis for the Seller Losses to the extent then known by Seller and the nature of Seller Losses for which indemnification is sought, and it may state the amount of Seller Losses claimed. If such written notice (or an amended notice) states the amount of Seller Losses claimed and Buyer notifies Seller that Buyer does not dispute the claim described in such notice or fails to notify Seller within 30 business days after delivery of such notice by Seller whether Buyer disputes the claim described in such notice, Seller Losses in the amount specified in Seller's notice will be admitted by Buyer, and Buyer will pay the amount of the Seller Losses to

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Seller. If Buyer has timely disputed its liability with respect to such claim, Buyer and Seller will proceed in good faith to negotiate a resolution of such dispute. If a claim for indemnification has not been resolved within 60 days after delivery of Buyer's notice, the Seller may seek judicial recourse. If a written notice does not state the amount of Seller Losses claimed, such omission will not preclude Seller from recovering from Buyer the amount of Seller Losses with respect to the claim described in such notice if any such amount is promptly provided once determined. In order to assert its right to indemnification under this Article X, Seller will not be required to provide any notice except as provided in this Section 10.2.

(e) Buyer will pay the amount of the Seller Losses to Seller within 10 days following the determination of Buyer's liability for and the amount of the Seller Losses (whether such determination is made pursuant to the procedures set forth in this Section 10.2, by agreement between Seller and Buyer, by arbitration award or by final adjudication).

10.3 Third-Party Actions.

(a) Seller will indemnify, defend and hold harmless each of Buyer and the Company and their officers, directors, employees, agents, shareholders and Affiliates (each being a "*Buyer Indemnified Party*") against any Loss arising from, relating to or constituting any Litigation instituted by any third party arising out of the actions or inactions of Seller or the Company (or allegations thereof) occurring prior to the Closing Date (any such third party action or proceeding being referred to as a "*Third-Party Action*"). A Buyer Indemnified Party will give Seller prompt written notice of the commencement of a Third-Party Action. The complaint or other papers pursuant to which the third party commenced such Third-Party Action will be attached to such written notice. The failure to give prompt written notice will not affect any Buyer Indemnified Party's right to indemnification unless such failure has materially and adversely affected Seller's ability to defend successfully such Third-Party Action.

(b) Seller will contest and defend such Third-Party Action on behalf of any Buyer Indemnified Party that requests that they do so. Notice of the intention to so contest and defend will be given by Seller to the requesting Buyer Indemnified Party within 20 business days after the Buyer Indemnified Party's notice of such Third-Party Action (but, in all events, at least five business days prior to the date that a response to such Third-Party Action is due to be filed). Such contest and defense will be conducted by reputable attorneys retained by Seller. A Buyer Indemnified Party will be entitled at any time, at its own cost and expense, to participate in such contest and defense and to be represented by attorneys of its own choosing. If the Buyer Indemnified Party elects to participate in such defense, the Buyer Indemnified Party will cooperate with Seller in the conduct of such defense. A Buyer Indemnified Party will cooperate with Seller to the extent reasonably requested by Seller in the contest and defense of such Third-Party Action, including providing reasonable access (upon reasonable notice) to the books, records and employees of the Buyer Indemnified Party if relevant to the defense of such Third-Party Action; *provided*, that such cooperation will not unduly disrupt the operations of the business of the Buyer Indemnified Party or cause the Buyer Indemnified Party to waive any statutory or common law privileges, breach any confidentiality obligations owed to third parties or otherwise cause any confidential information of such Buyer Indemnified Party to become public.

37

(c) If any Buyer Indemnified Party does not request that Seller contests and defends a Third-Party Action, or if after such request Seller does not contest and defend a Third-Party Action or if any Buyer Indemnified Party reasonably determines that Seller is not adequately representing or, because of a conflict of interest, may not adequately represent any interests of the Buyer Indemnified Party at any time after requesting Seller to do so, such Buyer Indemnified Party will be entitled to conduct its own defense and to be represented by attorneys of its own choosing, all at Seller's cost and expense. Seller will pay as incurred (no later than 25 days after presentation) the fees and expenses of the counsel retained by such Buyer Indemnified Party.

(d) Neither a Buyer Indemnified Party nor Seller may concede, settle or compromise any Third-Party Action without the consent of the other party, which consents will not be unreasonably withheld. Notwithstanding the foregoing, (i) if a Third-Party Action seeks the issuance of an injunction or similar remedy or (ii) if the subject matter of a Third-Party Action relates to the ongoing business of any Buyer Indemnified Party, which Third-Party Action, if decided against any Buyer Indemnified Party, would materially adversely affect the ongoing business or reputation of any Buyer Indemnified Party, the Buyer Indemnified Party alone will be entitled to settle such Third-Party Action in the first instance and, if the Buyer Indemnified Party does not settle such Third-Party Action, Seller will then have the right to contest and defend (but not settle) such Third-Party Action.

10.4 Sole and Exclusive Remedy. Prior to or in connection with the Closing, the parties will have available to them all remedies available at law or in equity, including specific performance or other equitable remedies. After the Closing, the rights set forth in Sections 10.1, 10.2 and, to the extent applicable, 10.3 will be the exclusive remedy for breach or inaccuracy of any of the representations and warranties contained in Article III through V of this Agreement and will be in lieu of contract remedies, but the parties otherwise will have available to them all other remedies available at law or in equity. Notwithstanding the foregoing, nothing in this Agreement will prevent any party from bringing an action based upon fraud or willful misconduct by the other party in connection with this Agreement. In the event such action is brought, the prevailing party's attorneys' fees and costs will be paid by the nonprevailing party.

10.5 Tax Adjustment. Any payment to Buyer under this Article X will be, for Tax purposes, to the extent permitted by Law, an adjustment to the Purchase Price.

10.6 Indemnification in Case of Strict Liability or Indemnitee Negligence. **THE INDEMNIFICATION PROVISIONS IN THIS ARTICLE X WILL BE ENFORCEABLE REGARDLESS OF WHETHER THE LIABILITY IS BASED UPON PAST, PRESENT OR FUTURE ACTS, CLAIMS OR LAWS (INCLUDING ANY PAST, PRESENT OR FUTURE BULK SALES LAW, ENVIRONMENTAL LAW, FRAUDULENT TRANSFER ACT, OCCUPATIONAL SAFETY AND HEALTH LAW OR PRODUCTS LIABILITY, SECURITIES OR OTHER LAW) AND REGARDLESS OF WHETHER ANY PERSON (INCLUDING THE PERSON FROM WHOM INDEMNIFICATION IS SOUGHT) ALLEGES OR PROVES THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF THE PERSON SEEKING INDEMNIFICATION OR THE SOLE OR CONCURRENT STRICT LIABILITY IMPOSED UPON THE PERSON SEEKING INDEMNIFICATION.**

38

XI. General

11.1 Press Releases and Announcements. Except as required by the Exchange Act, as amended, any public announcement, including any announcement to employees, customers, suppliers or others having dealings with the Company, or similar publicity with respect to this Agreement or the transactions contemplated by this Agreement, will be issued, if at all, at such time and in such manner as the parties approve. Buyer will have the right to be present for any in-person announcement by the Company.

11.2 Expenses. Except as otherwise expressly provided for in this Agreement, Seller, Buyer, and the Company shall each pay all of its own expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting, investment banking and consulting fees and expenses incurred in negotiating, executing and delivering this Agreement and the other agreements, exhibits, documents and instruments contemplated by this Agreement (whether the transactions contemplated by this Agreement are consummated or not). Seller agrees that the Company has not borne or will not bear any of Seller's expenses in connection with the transactions contemplated by this Agreement.

11.3 Amendment and Waiver. This Agreement may not be amended, a provision of this Agreement or any default, misrepresentation or breach of warranty or agreement under this Agreement may not be waived, and a consent may not be rendered, except in a writing executed by the party against which such action is sought to be enforced. Neither the failure nor any delay by any Person in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. In addition, no course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. The rights and remedies of the parties to this Agreement are cumulative and not alternative.

11.4 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered if personally delivered by hand (with written confirmation of receipt), (ii) when received if sent by a nationally recognized overnight courier service (receipt requested), (iii) five business days after being mailed, if sent by first class mail, return receipt requested, or (iv) when receipt is acknowledged by an affirmative act of the party receiving notice, if sent by facsimile, telecopy or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device). Notices, demands and communications to Buyer and Seller will, unless another address is specified in writing, be sent to the address indicated below:

39

If to Buyer:

Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d'Alene, Idaho 83814
Attn: Randy Hardy
Facsimile No. 208.664.4860

With a copy to:

Dorsey & Whitney LLP
1420 Fifth Avenue, Suite 3400
Seattle, Washington 98006
Attn: Kimberley R. Anderson
Facsimile No. 206.260.8917

If to Seller:

Ronald W. Guill
Small Mine Development
967 E. ParkCenter Blvd.
PMB #396
Boise, ID 83706
Facsimile No. 208.338.8881

With a copy to:

Greg Vietz
910 W. Main St., Suite 248
Boise, ID 83702
Facsimile No. 208.343.6883

11.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party to this Agreement without the prior written consent of the other parties to this Agreement, except that Buyer may assign any of its rights under this Agreement to one or more Subsidiaries of Buyer, so long as Buyer and the Subsidiar(ies) jointly and severally remain responsible for the performance of all of its obligations under this Agreement. Subject to the foregoing, this Agreement and all of the provisions of this Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

40

11.6 No Third-Party Beneficiaries. Nothing expressed or referred to in this Agreement confers any rights or remedies upon any Person that is not a party or permitted assign of a party to this Agreement.

11.7 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.8 Complete Agreement. This Agreement, the Confidentiality Agreement and, when executed and delivered, the Ancillary Agreements contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral.

11.9 Schedules. The Disclosure Schedule contains a series of schedules corresponding to the sections contained in Articles III, IV and VI.

11.10 Signatures; Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument. A facsimile signature will be considered an original signature.

11.11 Survival. Notwithstanding any investigation made by or on behalf of any of the parties to this Agreement or the results of any such investigation and notwithstanding the fact of, or the participation of such party in, the Closing, the representations, warranties and agreements in this Agreement will survive the Closing.

11.12 Governing Law. **THE DOMESTIC LAW, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, OF THE STATE OF IDAHO WILL GOVERN ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED BY THIS AGREEMENT.**

11.13 Specific Performance. Each of the parties acknowledges and agrees that the subject matter of this Agreement, including the business, assets and properties of the Company is unique, that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, and that the remedies at law would not be adequate to compensate such other parties not in default or in breach. Accordingly, each of the parties agrees that the other parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in addition to any other remedy to which they may be entitled, at law or in equity (without any requirement that Buyer provide any bond or other security). The parties waive any defense that a remedy at law is adequate and any requirement to post bond or provide similar security in connection with actions instituted for injunctive relief or specific performance of this Agreement.

41

11.14 Jurisdiction. Each of the parties submits to the exclusive jurisdiction of any state or federal court sitting in Kootenai County, Idaho in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect to any such action or proceeding. The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum.

11.15 Waiver of Jury Trial. **EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11.15.**

11.16 Construction. The parties and their respective counsel have participated jointly in the negotiation and drafting of this Agreement. In addition, each of the parties acknowledges that it is sophisticated and has been advised by experienced counsel and, to the extent it deemed necessary, other advisors in connection with the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The parties intend that each representation, warranty and agreement contained in this Agreement will have independent significance. If any party has breached any representation, warranty or agreement in any respect, the fact that there exists another representation, warranty or agreement relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty or agreement. Any reference to any Law will be deemed to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The headings preceding the text of articles and sections included in this Agreement and the headings to the schedules and exhibits are for convenience only and are not be deemed part of this Agreement or given effect in interpreting this Agreement. References to sections, articles, schedules or exhibits are to the sections, articles, schedules and

42

exhibits contained in, referred to or attached to this Agreement, unless otherwise specified. The word "including" means "including without limitation." A statement that an action has not occurred in the past means that it is also not presently occurring. When any party may take any permissive action, including the granting of a consent, the waiver of any provision of this Agreement or otherwise, whether to take such action is in its sole and absolute discretion. The use of the masculine, feminine or neuter gender or the singular or plural form of words will not limit any provisions of this Agreement. A statement that an item is listed, disclosed or described means that it is correctly listed, disclosed or described, and a statement that a copy of an item has been delivered means a true and correct copy of the item has been delivered.

11.17 Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

IN WITNESS WHEREOF, Buyer and Seller have executed this Stock Purchase Agreement as of the date first above written.

BUYER:

TIMBERLINE RESOURCES CORPORATION

By: Randal L Hardy

Name: RANDAL L. HARDY

Title: CEO

2-23-08

SELLER:

RONALD GUILL

By: Ronald W Guill

Name: RONALD W. GUILL

Title: [illegible]

2-23-08

43

Schedule A

The individuals listed below shall be paid by Buyer in cash the amounts set forth next to each individual's name if such individual remains employed by the Buyer of any of its subsidiaries on the fourth anniversary of the Closing.

Name	Amount
Total	**$5,000,000**

Small Mine Development
List of Required Schedules
Schedule 4.8(a)

2/18/2008

St. George, UT   Land & Shop

page 1

Small Mine Development
List of Required Schedules
Schedule 4.8(b)

2/18/2008

Office Lease 670 E. Riverpark Lane, Ste. 100, Boise, ID 83706

page 1

Small Mine Development
List of Required Schedules
Schedule 4.8(c)

2/18/2008

Asset Description Name	Yr. of manuf	S/N
Atlas Copco 282 drill	2004	AVO04A109
Atlas Copco M2C drill	2004	AVO04A166
Atlas Copco 282 drill w/cab	2007	AO07A109
Atlas CopcoST 1020 LHD	2006	AVO05X214
Atlas Copco ST 1030 LHD	2008	AVO07X247
Atlas Copco MC Boltec	2005	AVO5A234
Atlas Copco MC Boltec	2007	AVO07A119
Cat AD30 Truck	2005	CXR00136
T-EJC 522E TRK	2006	3891
T-EJC 522 TRK	2002	3385
TORO 007 LHD	2005	T5007214
Axera D07-240	2007	I06D10532-1
Sandvik L7 LHD - test unit	2006	T607U401
Tamrock Robolt D05-126 XL	2005	3802
Tamrock Robolt D05-126 XL	2006	3981
Tamrock Robolt D05-126 XL	2006	4050
Tamrock Robolt D05-126 XL	2007	L07B4182
Cat AD30 Truck	2005	DXR00205
Cat AD30 Truck	2005	DXR00207
Cat AD30 Truck	2007	DXR00270
Cat AD30 Truck	2007	DXR00274
Cat AD30 Truck	2007	DXR00289
Cat AD30 Truck	2007	DXR00293
Tamrock Robolt D05	2008	tba
Sandvik LHD410	2008	tba

Page 1

Small Mine Development
List of Required Schedules
Schedule 4.8(d)

2/18/2008

Automobiles

Year	Make	Model	Color	VIN
97	FORD	PU	WHITE	1FTHX26G9VEAO9465
1997	FORD	F250 FB		1FTHX26G3VEC43696
1999	FORD	PU	BLUE	1FTPX28L1XKA25654
1999	FORD	F350 SCAB	WHITE	1FTSX31S2XED71213
2000	FORD	DIESEL	WHITE	1FTNX21F5YEDO7999
2000	FORD	F250 FB	RED/WHITE	1FTNF21L7YED46702
2000	FORD	F350	WHITE	1FDWF36S3YEA28596
2001	FORD	F250	WHITE	1FTNX21S41EC56501
2001	FORD	F350	WHITE	1FTWW33F21EC51908
2001	FORD	VAN	WHITE	1FBSS31S81HB09351
2001	FORD	VAN	SILVER	1FBSS31S01HB09344
2001	FORD	F250 Supercab	WHITE	1FTNX21F51EA35587
2001	FORD	PU 250	WHITE	1FTNX21S91ED12299
2001	FORD	PU 4DR	WHITE	1FTNX21S21EA79155
2001	FORD	PU 4DR	WHITE	1FTNX21SO1EC23740
2002	FORD	PU	WHITE	1FTNX21S12EB49973
2002	FORD	E350	TAN	1FBSS31292H85675
2003	FORD	E350	WHITE	1FBSS31S53HB47123
2003		FLATBED TRAILER		UTT24689
2003	FORD	E350 CLBWAGON	WHITE	1FBNE31S23HB31305
2003	FORD	E350 CLBWAGON	SILVER	1FBNE31L23HB25688
2003	FORD	PU	WHITE	1FTNX21LO3EB53068
2004	FORD	F250	WHITE	1FTNX21S14ED33247
2004	FORD	PU	WHITE	1FTNX21L54EB08984
2004	FORD	PU 4DR	WHITE	1FTNX21S34EB32983
2004	FORD	E350 CLBWAGON	WHITE	1FBSS31S54HB03494
2004	FORD	PU	WHITE	1FTNX21S44EB09311
2004	FORD	FORD CLBWAGON	WHITE	IFBNE31L34HA69083
2005	FORD	F250 SUP	WHITE	1FTSX21434EC83336
2005	FORD	F250 S CAB	WHITE	1FTSX21P25EC80896
2005	FORD	F250 SCAB	WHITE	1FTSX21P45EB75826
2005	FORD	F250	WHITE	1FTSX21Y35EB59481
2006	FORD	PU	RED	IFTPW14546KC02393
2006	ECONOL	E350 CLBWAGON	WHITE	1FBNE31LX6HA80892
2006	FORD	F250 CREW CAB 4x4	WHITE	1FTSW21PX6ED31565
2006	FORD	S Cab XLT	WHITE	1FTSX21YO6ED75984
2006	FORD	F250	WHITE	1FTSW21P56EA25034
2006	FORD	F250	WHITE	1FTSW21P96EA25070
2006	FORD	F250 Supercab	WHITE	1FTSW21P86ED78089
2006	FORD	F350	WHITE	1FDWX37P96EC90160
2006	FORD	CREW CAB 4x4	WHITE	1FTSW21P06ED77857
2006	ECONOL	E350 CLBWAGON	WHITE	IFBNE31L16HA80960
2006	FORD	F250	WHITE	IFTSW21P36EB97904
2006	GMC	SIERRA	RED	1GTHK33D76F186798

Page 1

Small Mine Development
List of Required Schedules
Schedule 4.8(d)

2/18/2008

2006	FORD	F250 SUP	WHITE	IFTSX21P66ED11679
2007	FORD	F350	WHITE	1FTWW31P77EA83185
2007	FORD	F250 CREW CAB 4x4	WHITE	1FTSW21P97EA94293
2008	Chevy	LD2500	WHITE	1GCGK23658F100533
	DODGE	CREW PICKUP		3D7KS28C45G715403
2005	FORD	F350 CREWCAB	TAN	1FTWW31935EA73329
2004	FORD	E350 CLBWAGON	WHITE	1FBSS31SX4HB21134
2008	FORD	F250	WHITE	1FTSW21R48EC40084
2006	FORD	F250	WHITE	1FTSW21P66ED95313
2006	FORD	F250	WHITE	1FTSW21P96ED63519
2006	FORD	PU	WHITE	1FTSW21P86EA65379
2004	FORD	E350 CLBWAGON	WHITE	IFBSS31L14HA07063
2000	FORD	E350 VAN	WHITE	IFBSS31L3YHB91798
2005	FORD	F250 S CAB	WHITE	1FTXS21P25EA97630
2000	FORD	PU	WHITE	1FTNF21L8YEB98110
2001	FORD	F250 S CAB	WHITE	1FTNX21S41EC56501
2001	FORD	F250	Orange	1FTNX21S61EA47325
99	FORD	PU	WHITE	1FTNF21LXYEB52813

Page 2

Small Mine Development
List of Required Schedules
Schedule 4.8(d-1)

2/18/2008

Office Property

Asset Description

Haworth Double workstation
Allsteel workstation
Wood front combo-Desk
Black tower
Lockers-Mens
Lockers-(womens)
Metal Black Coat Tree
Noctural Satellite (desk lamp)
Aurora Shelving 3-42"
Aurora Shelving -CBS
Hon Box file
Hon Multi-File Ped Black
Hon Side Chairs metal&plastic
Hon Maple Conference table
Mobile Lounge Chairs-Lobby
Black Haw Chairs
2-drawer lateral file-30w
2-drawer lateral file-36w
black pedestal file
locks
black metal maple legs
maple desk shell-bow front
maple desk shell
maple credenza shells
42" maple bridge
22"x48" maple bridge
36"x72" maple bookcases
maple organizer hutchers
tasklights for hutches
fabric tackboards
2" nylon bells glide back
fabric int4egra benches (yds)
Hon Side Chairs
bookcase 75-30
CBS Aurora 42x15x76 6 shelving
45"W Bench
single lockers (sand colored)
Maple Hutch
task light for hutch
fabric tackboard

Page 1

2/18/2008

Small Mine Development
List of Required Schedules
Schedule 4.8(d-1)

Hon-2 drawer lateral file-36w
open shelf-storage closet

Page 2

2/16/2008

Small Mine Development
List of Required Schedules
Schedule Schedule 4.8(d-2)

SMD#	INS#	Equipment Name	Yr. of manuf.	Yr. Aquired	SMD Purch. Price	S/N	Ins. Amt.*	Lien Holder	LOC **	NOTES
B07		KL3054	1996	1996	$15,000	529500654			SGU	
B10		Emico 955 SC Spray Boom Trk	1984	1998	$5,000	9550610			Chukar	modified to spray boom jan 2006
B11		Kubota L4610	1999	1999	$26,000	71261			SGU	
B12		Geep Utility Unit	2001	2002	$19,000	LNBELCH102099			Getchell	
B13		Kubota L4300 w/forks	2002	2003	$24,000	50948			Getchell	
B14		New Holland M70 Tractor	2004	2004	$31,500	1320623			Getchell	
B14		Kubota MX5000 boss buggy	2003	2003	$26,000	50230			Storm P	
B15		New Holland M70 Tractor	2004	2004	$31,500	1320887			Getchell	
B16		Kubota 4330 Tractor	2004	2004	$26,900	13183			Chukar	
B17		Kubota 4330 Tractor	2004	2004	$26,900	33387			Getchell	
B18		Kubota 4330 Tractor	2004	2004	$26,900	33390			CE/LVE	
B19		Kubota ATV900 Buggy	2004	2004	$11,000	13214			SGU	junked in SGU
B20		Kubota ATV900 Buggy	2004	2004	$11,000	13214			SGU	junked in SGU
B21		Kubota ATV900 Buggy	2004	2004	$11,000	13183			SGU	junked in SGU
B22		Kubota ATV900 Buggy	2004	2004	$11,000	13187			SGU	junked in SGU
B23		Kubota ATV900 Buggy	2004	2004	$11,000	22528			SGU	junked to Tracy Jelle 09-26-07
B24		Kubota 4330 Tractor	2004	2004	$28,000	33850			CE/LVE	
B25		Kubota 4630 Tractor	2004	2004	$30,000	32905			Pinson	
B26		Newholland TN70 Tractor	2005	2005	$35,000	HJE022107			CE/LVE	
B27		Newholland TN70 Tractor	2005	2005	$35,000	HJE022881			CE/LVE	
B28		Miller/Toyota Mechanics Truck	2005	2005	$50,000	T998			CE/LVE	
B29		Newholland TN70 Tractor	2006	2006	$38,000	HJEO66277			Cortez Hills	
B30		Newholland TN70 Tractor	2006	2006	$38,000	HJE068860			Chukar	
B31		Newholland TN70 Tractor	2006	2006	$38,000	HJE050525			Chukar	
B32		Newholland TN70 Tractor	2006	2006	$38,000	HJE062831			Storm P	
B33		Newholland TN70 Tractor	2006	2006	$38,000	HJE061912			Getchell	
B34		Newholland TN70 Tractor	2007	2007	$38,000	HJE070486			GS2	
B35		Newholland TN70 Tractor	2007	2007	$38,000	HJE070944			Storm P	
B36		Newholland TN70 Tractor	2007	2007	$38,000	HJE060274			Cortez Hills	
B37		Newholland TN70 Tractor	2007	2007	$38,000	HJE091284			Chukar	
B38		Newholland TN70 Tractor	2007	2007	$38,000	HJE082647			CE/LVE	
B39		Newholland TN70 Tractor	2007	2007	$40,250	HJE061475			GS2	
B40		Newholland TN70 Tractor	2007	2007	$38,000	tba			tba	still @ NWMS
C00		I-R 100 Air Compressor	1988?	1994	$2,000	SMD-07			SGU	
C01		I-R 335 Air Compressor	1978	1987	$4,500	078-937			SGU	
C02		I-R 375 Air Compressor	1988	1991	$6,000	140144			SGU	
C05		GD 1200 Air Compressor	1990	1994	$29,500	1684			Chukar	
C08		GD Electric 150 HP Compressor	2000	2000	$31,000	6289			GS2	
C09		Sullair D750Q7CA diesel comp.	2002	2005	$21,000	560322			Cortez Hills	
C10		EAPQMB 100 hp Electric Comp	2003	2005	$14,000	42525			Pinson	
C11		850 CFM Electric Compressor	2006	2006	$51,000	F001315			Cortez Hills	
C12		GD Electric 150 HP Compressor	2007	2007	$61,000	S255399			GS2	Model # EAQ99Q02
C13		I-R XP825WCW diesel comp	2005	2007	$42,500	337853			Pinson	purchased 4/6/07 used
CAT01		Cat D4C	1996	1996	$65,000	6YL00661			GS2	for jamming
CAT03	D	Cat 322BL w/hammer	1997	1997	$195,000	1YS00493			Chukar	
CAT04	D	Cat966G	1999	1999	$265,000	3ZS00326			Storm P	
CAT06		Cat TI 416C	1997	1997	$65,000	1WR03188			CE/LVE	
CAT08	D	Cat IT-28F loader	1998	1999	$120,000	03CK02075			Cortez Hills	
CAT09		Cat988B	1987	2003	$53,000	50W08896			Chukar	
CAT10		CatD3G	2004	2004	$55,000	CJMH01016			CE/LVE	
CAT11		CatD3GXL	2004	2005	$65,000	CFC00942			Chukar	
CAT12		Caterpillar Backhoe 416B	2004	2004	$22,000	8SG04962			Getchell	
CAT13		Cat D4C	1990	2005	$22,000	1RJ00850			Storm P	
CAT14	D	Cat966G	2004	2005	$210,000	AXJ01784			Getchell	
CAT15		CatD4G	2006	2006	$86,500	HYD00918			CE/LVE	purchased 9/1/06

2/18/2008

Small Mine Development
List of Required Schedules
Schedule Schedule 4.8(d-2)

CAT16	D	Cat950G	2005	2007	$112,000	AXX00794			GS2	purchased off rent from Cashman 1/22/07
CAT17		Cat Tractor D4GXL	2006	2007	$79,000	HYD01530			Storm P	purchased for jamming
CH01		Elmco 75 Cutter Head	2001	2001	$75,000	N/A			Cortez Hills	used with Cat 322BL
CRF02		CRF Batch Plant #2 w/silo	1999	1999	$50,000	SMD BF02			SGU	junked for parts
CRF03		CRF Batch Plant #3 w/silo	2003	2003	$50,000	SMD BF03			Getchell	
CRF04		CRF Batch Plant #4 w/silo	2005	2005	$50,000	SMD BF04			CE/LVE	Sold to NGC w/o silo
CRF05		CRF Batch Plant #5 w/silo	2005	2005	$50,000	SMD BF05			Chukar	
CRF06		CRF Batch Plant #6 w/o silo	2006	2006	$50,000	SMD BF06			Storm P	
CRF07		CRF Batch Plant #0 w/o silo	2007	2007	$50,000	SMD BF07			SGU	
CRF08		CRF Batch Plant #8 w/o silo	2007	2007	$50,000	SMD BF08			SGU	
D01		ATH/Q-12 Secoma Drill	1980	1987	$30,000	1960			SGU	
D04	B	Tamrock 205 drill	1994	1994	$322,000	94D311-A	$450,000		Chukar	
D06	B	Q-12 Secoma Drill	1995	1995	$255,000	2867	$300,000		SGU	
D09		ATH-12B Secoma Drill	1982	1995	$16,000	1904			SGU	
D10	B	Q-12 Secoma Drill	1996	1996	$255,000	2881	$300,000		Pinson	
D13	B	Atlas Copco 282 drill	1998	1999	$311,000	AVO98A192	$450,000		Getchell	
D24	C	Cubex 5200 drill	1990	1991	$225,000	5533-10-90	$315,000		Chukar	
D25	D	Cubex 6200 drill (TH)	1996	1996	$265,000	7535-07-96			GS2	
D26	C	Cubex 6200N RRC drill	1998	1999	$265,000	7577-03-98	$315,000		CE/LVE	
D27	B	Axera D06-226	2002	2002	$400,000	3267	$450,000		CE/LVE	
D28	B	Axera D06-226	2002	2003	$399,000	3270	$450,000		Getchell	
D29	C	Cubex 5200 drill	2003	2003	$269,000	10094	$315,000		Getchell	
D30	C	Tamrock SOLO	2003	2003	$274,000	102A5030	$274,000		GS2	
D31	B	Tamrock 205 drill	1995	2004	$275,000	95AD824	$450,000		CE/LVE	
D32	A	Atlas Copco 282 drill	2004	2004		AVO04A109	$452,000	Atlas Copco	GS2	
D33	B	Axera D06-226	2004	2004	$525,000	3725	$650,000		Cortez Hills	
D34		Secoma Mercury 14 longhole drill	1992	2004	$15,000	2326			Cortez Hills	
D35	A	Atlas Copco M2C drill	2004	2004		AVO04A186	$615,000	Atlas Copco	Storm P	
D36	C	Cubex 5200 drill	2004	2004	$316,000	10129	$315,000		Chukar	
D37	B	Axera D07-240	2006	2006	$722,000	9535-1	$722,000		Chukar	
D38	A	Axera D07-240	2007	2007	$744,000	106D10832-1	$744,000	Wells Fargo	CE/LVE	2/21/2005
D39	B	Cubex 5200 drill	2007	2007	$424,000	10194	$424,000		GS2	
D40	A	Atlas Copco 282 drill w/cab	2007	2007	$640,000	AC07A109	$640,000	Atlas Copco	Storm P	arrival in May 2007
D41	E	Cubex 6200 RRC drill	[illegible]	2006	[illegible]	[illegible]	[illegible]		Storm P	[illegible]
ET01		Getman A64 anfo truck	1992	2004	$20,000	5415			Pinson	
ET02		Getman A64 anfo truck	1992	2004	$20,000	4821			GS2	
ET03		Getman A64 anfo truck	1992	2004	$20,000	4809			CE/LVE	
ET04		Getman A64 anfo truck	1992	2005	$22,000	4701			Storm P	
ET05		Getman A64 anfo truck	1992	2005	$22,000	5011			Chukar	
ET06		Getman A64 anfo truck	1992	2005	$22,000	4993			Cortez Hills	
FL01		125M/LHD fill dozer	1994	1994	$85,000	122194			SGU	
FL02		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]
FL03		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]
FL04		Kubota R420 w/forks	1996	1996	$45,000	10033			CE/LVE	
FL06		Skytrac 8042	1996	2002	$38,000	F1186			Chukar	
FL07		Skytrac 8042	1996	2003	$38,000	1231			Getchell	
FL08		Skytrak 8042	1996	2004	$29,000	1164			Getchell	
FL09		Skytrak 8042	1994	2004	$27,000	114			Getchell	
FL10		Skytrak 8042	1996	2004	$29,000	1006			CE/LVE	
FL11		Skytrak 8042	1998	2003	$29,000	1118			SGU	for repairs
FL12		Skytrak 8042	1999	1999	$35,000	10410			Storm P	
FL13		Skytrak 8042	1999	1999	$35,000	9050			CE/LVE	
FL14		Skytrak 6036	1998	2005	$33,000	6072			Chukar	
FL15		Skytrak 8042	1997	2005	$33,000	2196			Pinson	
FL16		Skytrak 8042	1997	2006	$35,000	1848			Storm P	
FL17		Skytrak 8042	2000	2006	$34,000	13637			GS2	
FL18		Kubota 420 FL	2007	2007	$42,500	10871			CE/LVE

2/18/2008

Small Mine Development
List of Required Schedules
Schedule Schedule 4.8(d-2)

FL19		Kubota 420 FL	2007	2007	$42,500	10868			SGU	
FL20		Skytrak 8042	2000	2007	$27,500	11145			Cortez Hills	
FL21		Skytrak 8042	2000	2007	$27,500	11789			Cortez Hills	
FL22		Skytrak 8042	2007	2007	$33,000	13145			CE/LVE	
GS01		25 KW Generator	1982	1982	$13,500	B7782CF			CE/LVE	At Paul's House
GS02		75 KW Generator	1978	1984	$4,500	SMD-G02			Cortez Hills	
GS03		320 KW Cat Generator	1993	1993	$65,000	8LF01254			SGU	
GS06		545 KW Cat Generator	1996	1996	$90,000	SMD-G06			Cortez Hills	
GS07		320 KW Cat Generator	2002	2002	$65,000	8ER03152			Cortez Hills	
GS08		45 KW Multi Quip Generator	2002	2005	$11,000	7202020			Cortez Hills	
L01		JCI-125M/LHD	1981	1981	$80,000	90681			SGU	
[redacted]										
L03		JCI-300M/LHD - RPM	1990	1991	$115,000	61990			SGU	
L04		JCI-250M/LHD	1993	1993	$135,000	65393			Chukar	
[redacted]										
L07	C	JCI-400MRC/LHD	1994	1994	$160,000	22794	$400,000		Getchell	
L08		JCI-300M/LHD - RPM	1994	1994	$125,000	65794			Getchell	
L09	C	JCI-400M/LHD	1994	1994	$160,000	22994	$400,000		Getchell	
L10		JCI-300M/LHD - RPM	1994	1994	$125,000	65894			Getchell	
L11		JCI-300M/LHD - RPM	1983	1995	$75,000	56685-RB94			SGU	
L12		JCI-300M/LHD - RPM	1995	1995	$125,000	66495			SGU	
L14	C	T-EJC 210DRC	1996	1997	$215,000	2712	$450,000		CE/LVE	
L15	C	MTI-300MRC/LHD- RPM	1997	1997	$175,000	25413/5626/97	$300,000		SGU	
L16	C	T-EJC 210DRC	1998	1998	$375,000	2927	$450,000		CE/LVE	
L20	C	JCI700-MRC	1992	2002	$39,000	P1221	$450,000		Chukar	
L21	C	JCI-700MRC	1991	2002	$30,000	55391	$450,000		Chukar	
L22	C	TORO L007 LHD	2002	2003	$315,000	T1007041	$450,000		Storm P	
L23	C	TORO 006 LHD	2002	2003	$352,000	T1006011	$400,000		Getchell	
L24	C	TORO 006RC LHD	2003	2003	$352,000	T3006044	$400,000		Getchell	
L25	C	T-EJC 210DRC	1998	2004	$255,000	2627	$450,000		GS2	
L26	C	T-EJC 210DRC	1998	2004	$255,000	2661	$450,000		GS2	
L29	C	TORO L007 LHD	2004	2004	$450,000	T4007156	$550,000		Storm P	
L30	C	TORO L1250	2000	2004	$85,000	T0125037	$550,000		Cortez Hills	
L31	C	TORO L1250	2000	2004	$85,000	T0125031	$550,000		Cortez Hills	
L32	C	MTI LT-1050RC LHD	2004	2005	$450,000	04--3311	$450,000		Chukar	
L33	C	TORO 007 LHD	2005	2005	$545,000	T5007214	$545,000		Storm P	paid off 12/07
L34	C	Atlas CopcoST 1020 LHD	2006	2006		AVO05X214	$460,000		CE/LVE	paid off 2/08
L35	C	Atlas CopcoST 1030 LHD	2006	2006	$500,000	AVO06X174	$500,000		CE/LVE	Received 10/30/06
L36	C	Cat 1600 LHD	2006	2006	$672,000	9PP00205	$672,000		GS2	new 12/17/06
L37	A	Sandvik L7 LHD - test unit	2006	2006	$660,000	T607U401	$650,000	Wells Fargo	Chukar	
L38	C	Atlas CopcoST 1030 LHD	2007	2007	$530,000	AVO07X009	$530,000		CE/LVE	delivery April 15,2007
[redacted]										
LP01		Magnum 3060M Lite Tower	2002	2004	$6,500	40025			Storm P	
MLC02		1000 KVA mine Load Center -4160v	2005	2005	$53,000	47784-5/05			GS2	
MLC03		1000 KVA mine Load Center - 13.8/4160v	2005	2005	$62,000	48977-11/05			Cortez Hills	
MLC04		500 KVA mine Load Center - 13.8v	2006	2006	$57,500	50306-1/06			Cortez Hills	
MLC05		500 KVA mine Load Center - 13.8v	2006	2006	$57,500	50305-1/06			Cortez Hills	
MLC06		2500 KVA mine Load Center 480/13800	2006	2006	$97,800	50474			Cortez Hills	
MLC07		1000 KVA mine Load Center - 13.8/4160v	2007	2007	$97,800	58744-2/07			GS2	
MLC08		1000 KVA mine Load Center - 13.8/4160v	2007	2007	$97,800	57317-2 5/07			GS2	
MLC09		1000 KVA mine Load Center - 13.8/4160v	2007	2007	$97,800	57317-1 5/07			Getchell	on rent to TR/JV
MLC10		1000 KVA mine Load Center - 13.8/4160v	2007	2007	$97,800	58287-9/07			Cortez Hills	
MLC11		1000 KVA mine Load Center - 13.8/4160v	2007	2007	$97,800	58287-1 9/07			Cortez Hills	
MT01		40' X 60' Sprung Tent	1999	1999	$35,000	N/A			Cortez Hills	
[redacted]										
MT03		40' X 85' Sprung Tent	2004	2004	$45,000	N/A			Storm P

2/18/2008

Small Mine Development
List of Required Schedules
Schedule Schedule 4.8(d-2)

PS01		600gpm X 800' head pump skid w/tank	2006	2006	$48,500	N/A			Cortez Hills	junked 6/07
PS02		600gpm X 800' head pump skid w/tank	2007	2007	$101,000	N/A			Cortez Hills	replacement for PS01
RB03	B	Secoma Pluton 30 bolter	1992	2001	$150,000	2711	$450,000		Chukar	
RB04		Secoma Pluton 30 bolter	1992	2001	$10,000	2793			SGU	junked for parts
RB05	B	Tamrock Robolt D05-126 XL	2002	2002	$442,000	L02 B3274	$450,000		CE/LVE	
RB06	B	Tamrock Quasar Rolter	1994	2002	$50,000	3026	$450,000		GS2	
RB07	B	Tamrock Robolt D05-126 XL	2003	2003	$433,000	3488	$450,000		Getchell	lost - insurance paid off
RB08	B	Tamrock Pluton 19B bolter	1995	2003	$190,000	2839	$450,000		CE/LVE	
RB10	B	Secoma Pluton 17B bolter	1994	2004	$45,000	2650	$450,000		GS2	
RB11	B	Tamrock Robolt D05-126 XL	2004	2004	$535,000	3686	$535,000		Cortez Hills	
RB12	B	Secoma Mercury 14 drill - bolter	1991	1993	$65,000	2653	$400,000		Getchell	
RB13	A	Tamrock Robolt D05-126 XL	2005	2005		3802	$628,000	Wells Fargo	CE/LVE	
RB14	A	Atlas Copco MC Boltec	2005	2005		AVO5A234	$732,000	Atlas Copco	Storm P	
RB15	A	Tamrock Robolt D05-126 XL	2006	2006		3981	$655,000	Wells Fargo	CE/LVE	
RB16	A	Tamrock Robolt D05-126 XL	2006	2006		4050	$675,000	Wells Fargo	Chukar	
RB17	A	Atlas Copco MC Boltec	2007	2007		AVO07A119	$818,000	Atlas Copco	Storm P	
RB18	A	Sandvik Tamrock Robolt D05-126 XL	2007	2007	$731,000	L07B4182	$731,000	Wells Fargo	Cortez Hills	
RB19	[illegible]	Secoma Mercury Bolter	2000	2006	$150,000	[illegible]	$450,000		Pinson	purchased from Atlas Copco & rebuilt at SGU
RB20	A	Sandvik Tamrock Robolt [illegible]	2005	2008	$731,000	n/a	$731,000	Wells Fargo	Cortez Hills	anticipated delivery [illegible]
RG02		New Holland Motor Grader	2004	2004	$85,000	79A08057			Chukar	
RG03		Cat 120G	2000	2006	$79,500	87V4487			Cortez Hills	
RG04		New Holland Motor Grader	2007	2007	$90,000	[illegible]			Storm P	purchased off rent 12/31/07
SC01		RPM Shotcrete Plant #1 w/o silo	1996	1996	$35,000	SMD SC01			Getchell	
SC03		Reed 215 Shotcte. Mach.	1996	1996	$20,000	SMD -S03			Storm P	
SC04		RPM Shotcrete Plant #3 w/o silo	1999	1999	$35,000	SMD SC03			Chukar	
SC05		RPM-30 SC Plant w/ 350 BBL Silo	2005	2005	$65,000	N/A			Storm P	
SC06		RPM-30 SC Plant w/ 350 BBL Silo	2006	2006	$65,000	N/A			Cortez Hills	
SC07		Thompson SC Pump	1995	2004	$5,000				GS2	
SC08		Transcrete SC Pump	1999	1999	$25,000				Chukar	w/B10 Sparyer
SL01		Getman A64 Scissors Lift	1994	1994	$55,000	4999			Cortez Hills	
SL02		Getman A64 Scissors Lift	1987	2004	$12,500	5612			CE/LVE	
ST01		SMD Lube/Service Trk	1996	1996	$50,000	SMD-STI			Getchell	
ST02		YMCO 460UT Service Trk	1996	1996	$48,500	SMD-ST2			Storm P	
ST03		SMD Service Truck	1999	1999	$75,000	SMD-T03			Chukar	
ST04		Getman 644 Lube Truck	1991	2004	$12,000	5550891			CE/LVE	
ST05		Getman A64 Flatbed Boom/Wtr Trk	1992	2005	$20,000	SMD-ST05			Cortez Hills	
ST06		Getman Model 5 TA Lube Truck	1982	2005	$12,000	4837			GS2	
ST07		Getman 644 Lube Truck	1980	2006	$5,000	SMD-ST07			Cortez Hills	
SUR01		ET/S AAAP-L1A survey setup	1999	1999	$32,000	LT0778/39946			Pinson	
SUR02		ET/S AAAP-L1A survey setup	2004	2004	$28,000	LT-0979			Cortez Hills	
SUR03		Leica TCRP 1203 R300 survey setup	2006	2006	$35,000	214701			Getchell	
SUR04		ET/S AAAP-L1A survey setup	2004	2006	$10,000	XXXXX			Chukar	purchased off ebay 9/15/06
SUR05		ET/S AAAP-L1A survey setup	2004	2007	$10,000	XXXXX			GS2	purchased off ebay 4/1/07
SUR06		CMS	2006	2006	$60,000	XXXXX			Chukar	
T01		D5-4A Elmac UGT	1978	1984	$5,000	SMD-T01			SGU	
[illegible]		[illegible] Elmac UGT	[illegible]	[illegible]	$45,000	[illegible]			[illegible]	sold after converting back to fuel truck
T04		D10-4A Elmac UGT - transmixer	1978	1989	$45,000	11100-7049			GS2	Extra Unit
T05	D	JCI 1504 UGT	1987	1994	$87,000	32050-RB93			Getchell	
T06	D	JCI 1504 UGT	1994	1994	$150,000	83594			Getchell	
T07	D	JCI 1504 UGT	1994	1994	$150,000	83694			Getchell	
T10	C	D8-4A Elmac SCUGT	1978	1999	$125,000	SMD-T10	$250,000		Getchell	
T11	C	D5-4A Elmac SCUGT	1978	2003	$5,000	11103	$250,000		CE/LVE	
T12	C	D8-4A Elmac SCUGT	1978	1995	$45,000	SMD-T12	$250,000		Storm P	
T13	C	D8-4A Elmac SCUGT	1978	2000	$125,000	SMD-T13	$250,000		Chukar	
T14	C	D10-4A Elmac SCUGT	1978	1989	$45,000	SMD-T14	$250,000		Pinson	
T15		D10-4B Elmac UGT - transmixer	1981	1995	$45,000	45513-9239			Chukar	
T16	D	JCI 1804 UGT w/Cab	1994	1996	$150,000	84094			Getchell

2/18/2008

Small Mine Development
List of Required Schedules
Schedule Schedule 4.8(d-2)

[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]
T18	D	JCI 1604 UGT	1995	1996	$150,000	84595RB96			Getchell	
T19	D	JCI 2604C UGT - water trk	1996	1996	$315,000	30291/3671/96			Chukar	Converted to water truck
T20		472/T13 YMCO UGT	1996	1996	$120,000	1013			SGU	
T21	D	JCI 1804 UGT	1994	1996	$150,000	84194RB96			Getchell	
T22		472/T13 YMCO UGT	1996	1996	$120,000	1014			SGU	
T23	D	JCI 2604C UGT	1997	1997	$315,000	30292/5002/97			Chukar	
T24		472/T13 YMCO UGT - service trk	1996	1996	$120,000	1016			SGU	
T25		Eimco T980 transmixer	1980?	1996	$35,000	320210			Getchell	
T26		Eimco T980 transmixer	1980?	1996	$35,000	320212			CE/LVE	
T27	D	Volvo T35	1999	1999	$355,000	A35CV5408			SGU	new water tank available for unit
T28		YMCO-T13D4YT-water trk	1999	1999	$140,000	DBA 1212			Getchell	
T30		YMCO - T13D4YT - sissiors deck	2000	2000	$140,000	DBA-1213			SGU	
T31	D	Wagner MT426 TRK	1996	2004	$196,000	BD07P0325			CE/LVE	
T32	A	T-EJC 522 TRK	2002	2003		3385	$354,000	Sandvik Rent	GS2	Sandvik Rental as of 4/15/03 - Canadian Test Unit
T33	D	Wagner MT426 TRK	1996	2004	$196,000	DB07P0324			CE/LVE	
T35	D	JCI 1804 UGT w/Cab	1994	2003	$39,000	83894			Getchell	
T37	D	JCI 2604C UGT - water trk	1989	2003	$39,000	11289			Storm P	Converted to water truck
T40	D	T-EJC 522 TRK	2004	2004	417000	3452			GS2	
T41	D	T-EJC 522 TRK	2003	2003	$390,000	3540			GS2	
T42		472/T13 YMCO UGT-service trk	1996	2004	$30,000	1015			CE/LVE	
T43	D	Wagner MT436B TRK	1996	2004	$60,000	DB36P0220			CE/LVE	
T44	D	Wagner MT436B TRK	1996	2004	$60,000	DB36P0224			CE/LVE	
T45	D	Wagner MT436B TRK	1996	2004	$60,000	DB36P0225			Pinson	
T46	D	Wagner MT436B TRK	1996	2004	$60,000	DB36P0222			CE/LVE	
T47	D	Wagner MT413 - transmixer	1995	2004	$12,500	DB01P0267			Storm P	
[illegible]	D	Wagner MT426 TRK - [illegible]	[illegible]	2004	[illegible]	[illegible]			[illegible]	converted to transmixer [illegible]
T49	D	YMCO - EB476T15	2005	2005	$200,000	476-010			SGU	
T50	D	Wagner MT436B TRK	1996	2005	$60,000	DB36P0201			Pinson	
T51	D	Wagner MT436B TRK	1996	2005	$60,000	DB36P0219			Cortez Hills	
T53	A	Cat AD30 Truck	2005	2006		DXR00205	$557,700	Wells Fargo	Chukar	
T54	A	Cat AD30 Truck	2005	2006		DXR00207	$581,500	Wells Fargo	Chukar	
T55	C	Elmac D54B SCUGT - spray/pump	1994	2006	$150,000	5010	$250,000		Cortez Hills	built @ Cortez Hills
T56	C	MTI transmixer	2006	2006	$238,000	43283	$238,000		CE/LVE	
T57	C	Normat Transmixer	2006	2006	$289,000	486			CE/LVE	
T58	A	Cat AD30 Truck	2005	2006		CXR00136	$565,000	Newmont	Chukar	
T59	D	MTI DT3004 Truck	2005	2006	$370,000	43310			Storm P	purchased 6/1/06
T60	A	T-EJC 522E TRK	2006	2006		3891	$575,000	Sandvik Fin	GS2	purchased 10/1/06
T61	C	Cat AD30 Truck	2006	2006		DXR00230	$629,000		Storm P	new 11/15/06
T62	C	Normat Spraymec 6050W	2006	2006	$396,750	411			CE/LVE	new 12/15/06
T63	A	Cat AD30 Truck	2007	2007	$616,166	DXR00270	$616,166	Wells Fargo	Chukar	Jun-03
T64	A	Cat AD30 Truck	2007	2007	$616,166	DXR00274	$616,166	Wells Fargo	Storm P	Aug-03
[illegible]	A	Cat AD30 Truck	2007	2007	[illegible]	[illegible]	[illegible]	Wells Fargo	Cortez Hills	Dec-03
[illegible]	A	Cat AD30 Truck	2007	2007	[illegible]	[illegible]	[illegible]	Wells Fargo	Cortez Hills	Dec-03
[illegible]	C	MTI [illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]
UH01		Secoma Mercury 14 utility boom	1990	2006	$15,000	2322			Cortez Hills	12" pipe hanger boom - will convert to bolter after piping
V01		Shop/Office Van	1980	1986	$5,000	SMD-VOI			GS2	
V02		Shop/Office Van	1980?	1986	$5,000	SMD-V02			Pinson	
V03		Shop/Office Van	1980?	1993	$5,000	SMD-V03			Storm P	
V04		Dry Van	1980	1994	$5,000	SMD-V04			CE/LVE	
V06		24' X 56' Dry Trailer	1993	1993	$56,000	SMD-V06			CE/LVE	
V07		14' x 80' Dry Trailer	1996	1996	$80,000	SMD-V07			Storm P	
V08		14' X 80' Office Trailer	1986	2006	$1,500	SMD-V08			Cortez Hills	
V09		48' Oil Storage Trailer	2005	2005	$54,000	SMD-V09			Cortez Hills	
[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	SMD-V10			[illegible]	
WJ01		Water Jet Blaster Unit	2002	200	$40,000	UNK			SGU

2/16/2008

Small Mine Development
List of Required Schedules
Schedule Schedule 4.8(d-2)

ALL over the rod vehicles including all light vehicles not shown on this list
After 8/29/01 SMD Disaster, values reported reflect replacement values.
All equipment listed is in good to excellent condition with the exception of some units @ SGU still waiting to be rebuilt.

Units purchased in 2007

[illegible]

[illegible]

2/18/2008

Small Mine Development
List of Required Schedules
Schedule 4.10

Federal Tax	Form 1120S
Idaho State Tax	Form 40S

Page 1

Small Mine Development
List of Required Schedules
Schedule 4.11

2/18/2008

Project Name	Client
Chukar	Newmont Mining Corporation
Getchell	Turquoise Ridge Joint Venture
Leeville	Newmont Mining Corporation
Cortez	Barrick North America
Storm	Barrick North America
Golden Sunlight	Barrick North America
Pinson	Pinson Mining Company

Page 1

Small Mine Development
List of Required Schedules
Schedule 4.13

2/18/2008

General Liability
Automobile Liability
Excess/Umbrella
Workers Compensation
Property Insurance
Directors and Officers Insurance

Page 1

Small Mine Development
List of Required Schedules
Schedule 4.14

2/18/2008

Government Entity	**Document**	
ATF	Notice of Clearance	
MSHA	Traning Plan	
MSHA	MSHA ID #'s:	id. #
	Chukar, Leeville, Storm	A3V
	Getchell	26-02233
	Cortez	26-02573
	Golden Sunlight	24-02286
	Pinson	26-02652
Nevada State Contractors Board	NV Contractors License	
State of California	California Contractors License	
State of Arizona	Arizona Contractor Licensen-inactive status	

Page 1

Small Mine Development
List of Required Schedules
Schedule 4.15(a)

2/18/2008

Name
Name
Aiken, Clyde W.
Alderman, Sean D.
Allsup, Ross D.
Anders, Joshua J.
Anderson, Danny
Anderson, Matthew A.
Anderson, Terry S
Apodaca, David
Apodaca, Jesus A.
Araiza, Isaias
Archer, William T.
Archer, Yancy S.
Archuleta, Jason S.
Ashlock, Jerry W.
Atkin, Fredrick J.
Bailey, Brad L.
Bailey, Daniel J.
Bajovich, Marco M.
Ball, Damon K.
Bandy, Christian T.
Barbosa, Kenneth L.
Bassett, Ike
Beauregard, Jon
Beckman, Henry M.
Beckner, Rick S.
Bell, Michael J.
Beltran Gastelum, Ramon Armando
Benavidez, Cody G.
Bennett, Jess R.
Benson, Derek D.
Berry, Richard E.
Besendorfer, Larry A.
Beverland, Adam N.
Bicandi, Kristina M.
Birmingham, Earl Q.
Black, Kory F.
Black, Rachel M.
Blunt, Ben J.
Bodle, Luke A.
Boltz, Eric J.
Boltz, John G.

Page 1

Small Mine Development
List of Required Schedules
Schedule 4.15(a)

2/18/2008

Boltz, Rick D.
Borresch, Chad M.
Boyles, Paul M.
Branam, George D.
Breitrick, Matthew
Brooks, Leslie H
Brown, Angelique
Brown, Shane
Bundrock, William R.
Burritt, Ricky D.
Butke, Frank G.
Butts, Marvin L.
Caldera, Gustavo A.
Carder, James A.
Castle, David W.
Cate, Mike J.
Catt, Thomas C.
Chaney, Charlotte
Chavez, Gabriel P.
Chavez, Miguel F.
Chavez, Rito
Chavira, Roberto
Christian, Shaun
Cobb, Tyler J.
Conder, Joseph W.
Crawford, Randall W.
Crouch, Timothy J.
Crowley, Ralph
Crowley, Richard E.
Crowley, Thomas W.
Cruea, Rick E.
Dahl, Richard J.
Deyoung, Ted O.
Dodd, James M.
Dodd, Kenneth R.
Dodd, Reed J.
Donohue, Chad M.
Drussel, Michael J.
Edgar, Travis S.
Engelson, Brian H.
Engelson, Jerome D.
Evenson, Wayne A.
Favero, Scott A.

Page 2

Small Mine Development
List of Required Schedules
Schedule 4.15(a)
2/18/2008

Felzien, Wayne D.
Fildes, Brian K.
Finn, Nathan J.
Ford, Daniel J.
Foriska, James D.
Forstrom, Eric B
Fullmer, James T.
Gardner, Dwaine L.
Garrett, Jason E.
George, Scott L.
Glaxner, Daniel J
Gmirkin, Cheryl L.
Green, James
Griffis, Justin J.
Griffith, Patrick
Griffith, Patrick R.
Grogan, Lestle
Grothmann, Timothy W.
Grover, Dave T.
Guerra, Isaac F.
Guill, Ronald
Gulick, Andrew J.
Gutierrez, Ben
Hall, Jason
Hank, William F.
Hansen, Kent L.
Harding, Shane
Harrison, Dean E.
Hellaby, James P.
Hermansen, Cody E.
Hernandez, Everardo
Hickman, Allen Tyler
Hill, Justin J.
Hill, Mathew A.
Hill, Travis C.
Hokanson, Cory N.
Holcomb, Randy L.
Holmes, Donald F.
Holmes, Eric R.
Houskeeper, Michael A.
Housley, Neil W.
Hoy, Scott R.
Hudson, Keith Alex

Page 3

Small Mine Development
List of Required Schedules
Schedule 4.15(a)

2/18/2008

Huerta, Ernesto
Hunter, Ronald B.
Inskeep, Cody
Inskeep, Jimmy
Irvine, Roy D.
Jacobo, Jaime Rolando
Janacaro, Joseph W.
Jelle, Tracy K.
Jerome, Jerry L.
Joggerst, David F.
Joggerst, Paul J.
Johns, Stevan D.
Jones, Keith A.
Jorgensen, Jason L.
Kahus, Cody O.
Kahus, David R.
Keller, Rodney
Kelley, Valene L.
Kelly, Chad S.
Kelly, Jeffrey A.
Kennedy, Matthew J.
Key, Jason D.
Kindt, Anthony
Knaack, Joseph C
Kramer, Jason W.
Laudenslager, Robert
Leib, Jesse J.
Lendall, Travis M.
Lenz, Shane A.
Loomis, Jesse
Lott, William J.
Luke, Daniel A.
MacDonald, Steve H.
Macias, Ramon A.
Maes, James
Manhire, Daniel C.
Mansanares, Clark
Marchand, Leo J.
Martin, Robert H.
Martinez, John C.
Masson, Michael E.
Mathews, Steven D.
Medina, Mark A.

Page 4

Small Mine Development
List of Required Schedules
Schedule 4.15(a)
2/18/2008

Medina, Troy D.
Mercado, Saul
Miller, Dianne M.
Millican, Michael P.
Montague, Mario A.
Montenegro, Jorge A.
Moore, Richard S.
Morales, Jonathan R.
Morash, Brian G.
Morgan, Thomas E.
Morley, Robert G.
Morton, Anita L.
Moyes, Damon T
Munson, Dedrea M.
Murray, Jeff
Myers, Louis J.
Neal, Justin F.
Negro, Angie M.
Nevarez, Adan (Jr.)
Nevarez, Adan A.
Newgard, Timothy L.
Newgard, Tyler L.
Niemi, Richard M.
Norman, Charles R.
O'Connell, Justin W.
Obieta, John L.
Olson, Robert D.
Olson, Robert J.
Ortiz, Alberto
Ostermiller, Tracy A.
Outzen, Taz O.
Owens, Dennis
Owens, Jason D.
Palin, Benjamin G.
Paniagua, Eric B.
Pendergraft, Ronald C.
Perides, Peter J.
Persons, Lonnie L.
Peterson, Jeffrey H.
Piercy, Vincent G.
Pierson, Carl D.
Piirto, Jake S.
Pinheiro, Jim W.

Page 5

Small Mine Development
List of Required Schedules
Schedule 4.15(a)
2/18/2008

Pomerleau, Rejean
Potter, Danial L.
Potter, Darren L.
Pressler, Tony A.
Price, Paul
Prisbrey, Dale E.
Ramasco, Luke D.
Ramsdell, Paul
Rathburn, Don P.
Red, Phillip R.
Redford, Donald Paul
Reeve, Larry G.
Renaud, Johnathan E.
Rodriguez, Francisco
Rogers, Courtney R.
Rogers, Louis H.
Romero, David J.
Romero, Marc A.
Romey, Doyle K.
Rosenkrance, Jerry L.
Rowley, Kimball C.
Rubio, Guadalupe
Rubio, Leonso
Salutregui, Jose L.
Sanchez, Juan Manny
Scarkino, Robert A.
Scheihing, Michael G.
Schield, Tina R.
Schneider, Beau A.
Schomer, Dwayne L.
Schomer, Michael T.
Schurman, David L.
Severance, Debra A.
Severance, Gordon
Sharp, Kim F.
Shepherd, Vernon
Sheridan, Paul A.
Shipley, Steven W
Shoup, Justin C.
Shupe, Yancy W.
Simmons, Lucas F.
Slauter, Hal H.
Sliger, David R.

Page 6

Small Mine Development
List of Required Schedules
Schedule 4.15(a)
2/18/2008

Smith, Aaron R.
Smith, Ryan T.
Sorenson, Chris C.
Spealman, Casey J.
Stanfill, Justin L.
Steorts, Patrick A.
Stocks, Allen E.
Stone, H. Shayne
Stone, Shalum J.
Stoneman, Dwight D.
Sukut, Brian H.
Sunderland, Bryan J.
Swan, Stephen J.
Symmes, Laura M.
Taylor, Jeff S.
Taylor, Jeffrey V.
Thacker, Charlie
Thompson, Herman J.
Timko, Shausty D.
Tremayne, Travis P.
Trentham, Eric M.
Tsosie, Fredrick
Turner, Joseph P.
Urie, D.R.
Urie, Russell T.
Valladares, Javier M.
Van Patten, Charles
Vega, Elizandro
Vega, Lamberto
Velazquez, Primitivo
Vides, Martin R.
Villano, Juan G.
Wamsley, Stephen W.
Wamsley, William V.
White, Denny D.
White, Ithel Jack
Wiest, Jason J.
Wiest, Justin F.
Wilson, Dale A.
Wilson, Gary S.
Woods, Anthony D.
Woods, Gregory A.
Young, Kevin

Page 7

Small Mine Development
List of Required Schedules
Schedule 4.15(a)

2/18/2008

Young, Michael R.
Zoeteman, Dale
Zumhofe, William T.

Page 8

Small Mine Development
List of Required Schedules
Schedule 4.15(b)

2/18/2008

Bassett, Ike
Beltran Gastelum, Ramon Armando
Bicandi, Kristina M.
Boltz, John G.
Breitrick, Matthew
Brooks, Leslie H
Chaney, Charlotte
Dodd, James M.
Drussel, Michael J.
Engelson, Brian H.
Forstrom, Eric B
Glaxner, Daniel J
Gmirkin, Cheryl L.
Green, James
Guill, Christopher W.
Guill, Ronald
Guill, Stacey L.
Guill, Timothy A.
Guill, William L.
Kahus, David
Hansen, Kent L.
Hickman, Allen Tyler
Joggerst, David F.
Joggerst, Paul J.
Jones, Keith A.
Knaack, Joseph C
Leib, Jesse J.
Mansanares, Clark
Mathews, Steven D.
Morley, Robert G.
Moyes, Damon T
Murray, Jeff
Myers, Louis J.
Newgard, Timothy L.
Price, Paul
Rathburn, Don P.
Severance, Gordon
Shipley, Steven W
Swan, Stephen J.
Symmes, Laura M.
Young, Michael R.

Page 1

Schedule 4.15(c)

Employees with Temporary Work Authorization

Small Mine Development
List of Required Schedules
Schedule 4.15(c)

2/18/2008

NAME
Beltran Gastelum, Ramon Armando

Page 1

2/18/2008

Small Mine Development
List of Required Schedules
Schedule 4.16

Carrier	Insurance
Regence Blue Shield of Idaho	Medical, Dental
Vision Service Plan	Vision
Reliance	Long-term Disability
The Hartford Life Insurance	Life Insurance
Reliant Behavioral Health	Employee Assistance Plan
Principal Financial	401(k) Retirement Plan
Aflac	Flexible Spending Accounts
	Cafeteria Plan

IRS Determination Letters

Principal Life Insurance Company — 401(k) — Dated: 07/22/2003

Employees on Disability Leave — N/A

C.O.B.R.A. - Current enrollees — Diana Hickman

Potential C.O.B.R.A. electees

Sam G. Barfield
Wayne J. Calkins
Matthew V. Chavez
Scott M. Cole
Shawn Q. Cosper
Kelly J. Cotton
Richard S. Dame
Christopher K. Gording
Jeremiah D. Howe
Curtis L. Johnson family
Kevin W. Kramer
Patrick M. Lambrecht
Rob W. Loewen
Jarod W. Louie
Angie A. Padilla
David J. Romero
Lucas K. Shaffer
David S. Weathers
Jill H. Wild
Gregory A. Woods

Page 1

Small Mine Development
List of required schedules
Schedule 4.1

2/18/2008

Idaho
Utah

Page 1

2/22/2008

Small Mine Development

List of Required Schedules

Schedule 6.6

- Written consent of Wells Fargo Bank, National Association pursuant to the Credit Agreement and all related Security Agreements.

-2-

EXHIBIT D

Stock Purchase Agreement for Acquisition of SMD

Timberline Resources Corporation
Average Closing Common Stock Price

Section 2.2(b) of Stock Purchase Agreement states:

> *(b) ________ shares of Buyer Common Stock (insert number of shares equal to $15.0 million divided by the average closing price of Buyer Common Stock for the 30 day period prior to the date of this agreement);*

30 Days are Jan. 24, 2008 - Feb. 22, 2008

Calculation follows:

Date	Open	High	Low	Close	Volume
22-Feb-08	3.29	3.29	3.14	3.28	1,500
21-Feb-08	3.13	3.30	3.08	3.30	5,100
20-Feb-08	3.19	3.19	3.00	3.19	3,500
19-Feb-08	2.84	3.20	2.84	3.10	13,900
15-Feb-08	2.74	2.79	2.50	2.79	65,700
14-Feb-08	2.75	2.79	2.67	2.79	16,500
13-Feb-08	2.84	2.84	2.72	2.79	29,600
12-Feb-08	2.65	3.10	2.65	2.85	37,700
11-Feb-08	3.25	3.30	2.70	2.85	60,500
8-Feb-08	3.30	3.30	3.20	3.30	2,400
7-Feb-08	3.30	3.30	3.30	3.30	2,800
6-Feb-08	3.30	3.34	3.07	3.34	31,000
5-Feb-08	3.25	3.35	3.20	3.30	14,900
4-Feb-08	3.16	3.35	3.05	3.10	18,400
1-Feb-08	3.35	3.35	3.10	3.20	32,600
31-Jan-08	3.33	3.45	3.10	3.45	10,800
30-Jan-08	3.65	3.65	3.45	3.50	6,500
29-Jan-08	3.55	3.80	3.55	3.70	17,900
28-Jan-08	3.40	3.55	3.40	3.55	5,100
25-Jan-08	3.35	3.50	3.25	3.40	11,600
24-Jan-08	3.50	3.50	3.21	3.35	20,200

30-Day Average:	**$**	**3.21**

Shares to be issued as a portion of the Purchase Price:

$15,000,000 / $3.21 =	**4,672,897**

APPENDIX D TO PROXY STATEMENT

Jefferies

Jefferies & Company, Inc.
520 Madison Avenue
New York, NY 10022
Tel 212.284.2550
Fax 212.284.2111
www.jefferies.com

PRIVILEGED AND CONFIDENTIAL

February 21, 2008

The Board of Directors
Timberline Resources Corporation
101 E. Lakeside
Coeur d'Alene, ID 83814

Members of the Board:

We understand that Timberline Resources Corporation, an Idaho corporation (the "Company"), and Ronald Guill (the "Seller") propose to enter into a Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which the Company will pay $45,000,000 in cash at closing (the "Initial Cash Consideration"), $20,000,000 in deferred cash payments, payable in equal installments over four years (the "Deferred Cash Consideration," and, together with the Initial Cash Consideration, the "Cash Consideration"), and 4.7 million shares of the common stock, par value $0.001 per share (the "Common Stock") of the Company (the "Stock Consideration," and, together with the Cash Consideration, the "Consideration") for all membership interests in Small Mine Development, LLC, an Idaho limited liability company (the "Target"), owned by the Seller (the "Transaction"). The terms and conditions of the Transaction are more fully set forth in the Purchase Agreement.

You have asked for our opinion as to whether the Consideration to be paid by the Company for the membership interests of the Target pursuant to the Purchase Agreement is fair, from a financial point of view, to the Company.

In arriving at our opinion, we have, among other things:

(ii) reviewed certain unaudited financial and other information about the Target;

(iii) reviewed certain information furnished to us by the Company's management and the Target's management, including financial forecasts and analyses, relating to the business, operations and prospects of the Target;

(iv) held discussions with members of senior management of the Company concerning the matters described in clauses (ii) and (iii) above;

(v) reviewed the valuation multiples for the Target and compared them with those of certain companies that we deemed relevant;

Jefferies

(vi) compared the proposed financial terms of the Transaction with the financial terms of certain other transactions that we deemed relevant;

(viii) conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available to us or that was publicly available (including, without limitation, the information described above), or that was otherwise reviewed by us. We have relied on the assurances of management of the Company, the Target and the Seller that they are not aware of any facts or circumstances that would make such information accurate or misleading. In our review, we did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did we conduct a physical inspection of any of the properties or facilities of, the Company or the Target, nor have we been furnished with any such evaluations or appraisals of such physical inspections, nor do we assume any responsibility to obtain any such evaluations or appraisals.

With respect to the financial forecasts provided to and examined by us, we note that projecting future results of any company is inherently subject to uncertainty. The Company and the Target have informed us, however, and we have assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements of the Company and the Target as to the future financial performance of the Company and the Target, respectively. We express no opinion as to any such financial forecasts or the assumptions on which they are made.

Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

Jefferies

We have been engaged by the Company to (i) act as financial advisor to the Company in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and a significant portion of which is payable contingent upon consummation of the Transaction and (ii) assist the Company in obtaining the financing necessary to consummate the Transaction through a combination of a PIPE offering and an offering of convertible notes, in each case, in accordance with the terms of our engagement letter with the Company. We also will be reimbursed for expenses incurred. The Company has agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. We have, in the past, provided financial advisory and financing services to the Company and may continue to do so and have received, and may receive, fees for the rendering of such services. In the ordinary course of our business, we and our affiliates may trade or hold securities of the Company, the Target and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. In addition, we may seek to, in the future, provide financial advisory and financing services to the Company or entities that are affiliated with the Company, for which we would expect to receive compensation. Except as otherwise expressly provided in our engagement letter with the Company, our opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any matter, without our prior written consent.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be paid by the Company for the membership interests of the Target pursuant to the Purchase Agreement is fair, from a financial point of view, to the Company.

Very truly yours,

Jefferies & Company, Inc.

JEFFERIES & COMPANY, INC.

APPENDIX E TO PROXY STATEMENT

UNAUDITED

HISTORICAL

FINANCIAL STATEMENTS

OF

SMALL MINE DEVELOPMENT, LLC

The financial statements of Small Mine Development, LLC have not been audited as it was impracticable to do so prior to filing of this proxy statement.

SMALL MINE DEVELOPMENT, LLC

BALANCE SHEETS

	Unaudited
	December 31,
	2007	2006
ASSETS

Current Assets
Cash	$19,720,215	$13,140,887
Accounts receivable	12,746,256	13,305,070
Accounts receivable - retainage	1,250,000	1,250,000
Inventory	754,500	601,500
TOTAL CURRENT ASSETS	34,470,971	28,297,457

Property and Equipment	38,441,271	28,727,452
Less: accumulated depreciation	13,560,195	10,528,234
Net property and equipment	24,881,076	18,199,218

	$59,352,047	$46,496,675

	LIABILITIES AND OWNER'S EQUITY

Current Liabilities
Accounts payable	$807,954	$363,210
Current portion of long-term debt	4,067,304	2,869,068
TOTAL CURRENT LIABILITIES	4,875,258	3,232,278

Long-term Debt less Current Portion	2,082,334	1,002,575

Owner's Equity
Owner's equity	42,261,822	28,262,657
Owner's draw	(11,459,998)	(4,923,574)
Net income	21,592,631	18,922,739
TOTAL OWNER'S EQUITY	52,394,455	42,261,822

	$59,352,047	$46,496,675

See accompanying Notes to Financial Statements

SMALL MINE DEVELOPMENT, LLC

STATEMENTS OF OPERATIONS

	Unaudited
	Years Ended December 31,

	2007		2006

	Amount	Percent	Amount	Percent

Construction Revenue	$101,404,051	100.0%	$80,428,804	100.0%

Cost of Construction Revenue	77,835,723	76.8%	59,346,325	73.8%

GROSS PROFIT	23,568,328	23.2%	21,082,479	26.2%

Operating Expenses	2,294,997	2.3%	2,981,765	3.7%

Income from Operations	21,273,331	21.0%	18,100,714	22.5%

Interest Expense	(353,907)	-0.3%	(253,402)	-0.3%

Investment Income	673,207	0.7%	1,075,427	1.3%

NET INCOME	$21,592,631	21.3%	$18,922,739	23.5%

See accompanying Notes to Financial Statements

SMALL MINE DEVELOPMENT, LLC

STATEMENTS OF CASH FLOWS

	Unaudited
	Years Ended December 31,
	2007	2006

Cash flows from operating activities
Net income	$21,592,631	$18,922,739
Non cash items included in net income
Depreciation	3,031,961	1,995,314
Change in:
Accounts receivable	558,814	(1,675,700)
Inventory	(153,000)	(601,500)
Accounts payable	444,744	(1,143,185)
Net cash provided by
operating activities	25,475,150	17,497,668

Cash flows from investing activities
Purchase of equipment	(3,519,254)	(6,358,273)
Net cash (used) by
investing activities	(3,519,254)	(6,358,273)

Cash flows from financing activities
Payments on long-term debt	(3,916,570)	(2,613,789)
Owners' draws	(11,459,998)	(4,923,574)
Net cash (used) by
financing activities	(15,376,568)	(7,537,363)

Net increase in cash and cash equivalents	6,579,328	3,602,032

Cash and cash equivalents at beginning of year	13,140,887	9,538,855

Cash and cash equivalents at end of year	$19,720,215	$13,140,887

Supplemental disclosure of cash flow information:
Interest expense	$353,907	$253,402

Non-cash financing and investing activities:
Proceeds from long-term debt	$6,194,565	$3,054,061
Purchase of equipment	$(6,194,565)	$(3,054,061)

See accompanying Notes to Financial Statements

SMALL MINE DEVELOPMENT, LLC

NOTES TO FINANCIAL STATEMENTS

Note A - Summary of Significant Accounting Policies

Nature of Operations

Small Mine Development is a Limited Liability Company located in Boise, Idaho. The company is engaged in mining operations in Montana and Nevada.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

For the purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalent. The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes the Company is not exposed to any significant credit risk related to cash.

Revenue Recognition

Service and sales revenue and costs are recognized when billed. Service contract revenue and costs are recognized using the completed contract method. Consequently, the recognition of such revenue and costs is deferred until each phase of the contract is complete and the customer has accepted the work. Service contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repairs. General and administrative costs are charged to expense as incurred. Costs in excess of billings on uncompleted contracts are classified under current assets. Billings in excess of costs on uncompleted contracts are classified under current liabilities.

Accounts Receivable

No allowance for uncollectible accounts has been provided. Management has evaluated the accounts and believes they are all collectible.

Inventory

Inventory is estimated at the lower of average cost or market.

Income Taxes

Effective January 1, 2006, the stockholder of the Company elected to report the Company's taxable earnings or losses under Subchapter S provisions of the Internal Revenue Code, wherein corporation taxable income is reported on the individual federal tax returns of the company stockholder. Accordingly, no provision has been made for federal income tax for the years ended December 31, 2007 and 2006 in the accompanying financial statements.  In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”) which prescribes a recognition threshold and measurement attribute, as well as criteria for subsequently recognizing, derecognizing and measuring uncertain tax positions for financial statement purposes.  FIN 48 also requires expanded disclosure with respect to the uncertainty in income taxes assets and liabilities.  FIN 48 is effective for fiscal years beginning after December 15, 2006 and is required to be recognized as a change in accounting principle through a cumulative-effect adjustment to retained earnings as of the beginning of the year of adoption.

SMALL MINE DEVELOPMENT, LLC

NOTES TO FINANCIAL STATEMENTS

Property and Equipment

Property and equipment are recorded at cost.  Depreciation is provided on a straight line basis over the useful life of the asset.  Maintenance and repairs are charged to expense as incurred; major renewals or betterments are capitalized.  When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is recorded in income.

Note B - Related Parties

Ronald W. Guill, owner of the Company, takes periodic draws and makes periodic contributions of capital. The net distributions by the Company amounted to $ 11,459,998 in 2007 and $ 4,923,574 in 2006.

Note C - Property and Equipment

Property and equipment is summarized as follows:

	2007	2006
Land	$73,721	$73,721
Buildings and improvements	348,774	165,115
Equipment	35,843,511	26,717,766
Furniture and fixtures	155,052	241,924
Software	165,100	-
Autos and trucks	1,855,112	1,528,926
	38,441,271	28,727,452
Less accumulated depreciation	(13,560,195)	(10,528,234)
Net Property and Equipment	$24,881,076	$18,199,218

Depreciation expense for the years ended December 31, 2007 and 2006 was $3,031,961 and $1,995,314, respectively.

Note D - Notes Payable

Line of Credit

The Company has a line of credit that is secured by equipment with Wells Fargo Bank. There is no current amount outstanding on this line.

Note E – Long-term Debt

	2007	2006
Atlas Copco
Secured by Atlas Equipment, payable at $32,891 per month including interest at 7.25% per annum.	65,192	440,270

Sandvik
Secured by Robolter equipment, payable at $28,313 per month including interest at 7.44% per annum.	-	273,709

Sandvik
Secured by Robolter equipment, payable at $23,891 per month including interest at 6.10% per annum.	-	23,770

SMALL MINE DEVELOPMENT, LLC

NOTES TO FINANCIAL STATEMENTS

Atlas Copco
Secured by Atlas equipment, payable at $27,111 per month including interest at 5.50% per annum.	-	157,039

Atlas Copco
Secured by Atlas equipment, payable at $21,866 per month including interest at 7.00% per annum.	-	234,461

Atlas Copco
Secured by Atlas equipment, payable at $20,677 per month including interest at 7.25% per annum.	40,982	276,775

Sandvik
Secured by EJC equipment, payable at $25,856 per month including interest at 7.30% per annum.	274,305	530,907

Wells Fargo Bank
Secured by CAT equipment, payable at $24,916 per month including interest at 6.91% per annum.	73,894	357,065

Wells Fargo Bank
Secured by CAT equipment, payable at $26,062 per month including interest at 7.10% per annum.	77,269	396,739

Wells Fargo Bank
Secured by Robolt equipment, payable at $29,970 per month including interest at 7.65% per annum.	175,876	508,134

Wells Fargo Bank
Secured by Toro equipment, payable at $15,516 per month including interest at 5.58% per annum.	-	24,064

Wells Fargo Bank
Secured by Robolt equipment, payable at $30,425 per month including interest at 7.69% per annum.	293,791	648,710

Atlas Copco
Secured by Atlas equipment, payable at $28,658 per month including interest at 6.85% per annum.	488,852	-

SMALL MINE DEVELOPMENT, LLC

NOTES TO FINANCIAL STATEMENTS

Wells Fargo Bank
Secured by Toro equipment, payable at $29,080 per month including interest at 7.69% per annum.	492,899	-

Wells Fargo Bank
Secured by CAT equipment, payable at $29,941 per month including interest at 7.38% per annum.	588,156	-

Wells Fargo Bank
Secured by Robolt equipment, payable at $32,814 per month including interest at 7.38% per annum.	644,596	-

Wells Fargo Bank
Secured by CAT equipment, payable at $29,798 per month including interest at 6.69% per annum.	667,633	-

Wells Fargo Bank
Secured by CAT equipment, payable at $29,798 per month including interest at 6.69% per annum.	667,633	-

Wells Fargo Bank
Secured by Axera equipment, payable at $33,407 per month including interest at 7.38% per annum.	507,579	-

Atlas Copco
Secured by Atlas equipment, payable at $34,380 per month including interest at 6.85% per annum.	555,411	-

Wells Fargo Bank
Secured by CAT equipment, payable at $30,004 per month including interest at 7.59% per annum.	535,570	-
Long-term debt	$6,149,638	$3,871,643

Current portion	$4,067,304	$2,869,068
Long-term portion	2,082,334	1,002,575
	$6,149,638	$3,871,643

Debt maturities for the next two years are as follows:
2008		$4,067,304
2009		2,082,334
		$6,149,638

SMALL MINE DEVELOPMENT, LLC

NOTES TO FINANCIAL STATEMENTS

Note F - Leases

The Company currently leases various pieces of equipment used in the business through operating leases.

Rent expense under leases for the years ended December 31, 2007 and 2006 was $ 794,336 and $811,932, respectively.

Note G - Advertising

Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2007 and 2006 was $ 33,461 and $ 28,012, respectively.

Note H - Interest Expense

Interest expense for the years ended December 31, 2007 and 2006 was $ 353,907 and $ 253,402, respectively.